Advanced Series Trust
PROSPECTUS • May 1, 2024
The Advanced Series Trust (the Trust) is an investment vehicle for life insurance companies (the Participating Insurance Companies) writing variable annuity contracts and variable life insurance policies (each, a Contract and together, the Contracts). Shares of the Trust may also be sold directly to certain tax-deferred retirement plans. Each Contract involves fees and expenses not described in this prospectus (the Prospectus). Please read the prospectus of your Contract for information regarding the Contract, including its fees and expenses. The portfolios offered in this Prospectus are set forth on this cover (each, a Portfolio and together, the Portfolios).
These securities have not been approved or disapproved by the Securities and Exchange Commission (the Commission or the SEC) or the Commodity Futures Trading Commission (the CFTC) nor has the Commission or the CFTC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.
AST Academic Strategies Asset
Allocation Portfolio
AST Balanced Asset Allocation Portfolio
AST Capital Growth Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio

Table of Contents

1	SUMMARY: AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
11	SUMMARY: AST BALANCED ASSET ALLOCATION PORTFOLIO
19	SUMMARY: AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
27	SUMMARY: AST PRESERVATION ASSET ALLOCATION PORTFOLIO
36	ABOUT THE TRUST
37	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
57	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
65	PRINCIPAL RISKS
88	HOW THE TRUST IS MANAGED
98	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
104	OTHER INFORMATION
106	FINANCIAL HIGHLIGHTS
111	GLOSSARY: PORTFOLIO INDEXES

SUMMARY: AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.83%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.03%
+ Acquired Fund Fees & Expenses	0.05%
= Total Annual Portfolio Operating Expenses	1.16%
- Fee Waiver and/or Expense Reimbursement	(0.02)%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.14%
(1) Any differences in total annual portfolio operating expenses shown in the table above and the expense ratio (after waivers and/or reimbursements) in the Portfolio’s Financial Highlights are attributable to changes in management fees, fee waivers and/or expense limitations occurring after the end of the most recent fiscal year.
(2) The Manager and the Distributor have contractually agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the investment management and distribution fee received from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Academic Strategies Asset Allocation Portfolio	$116	$366	$636	$1,407
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 103% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.
The Portfolio invests in both traditional and non-traditional investment strategies.  The Portfolio’s asset allocation generally provides for an allotment of approximately 40% of Portfolio assets to a combination of domestic and international equity strategies, an allotment of approximately 20% of Portfolio assets to a combination of US fixed income, hedged international bond, and real return strategies, and an allotment of approximately 40% allocation to non-traditional strategies, including, but not limited to, real estate, commodities-related, Treasury Inflation-Protected Securities (TIPS), global macro, tactical currency and other liquid alternative strategies.

The Portfolio's assets are allocated to traditional asset classes and investment strategies, and approximately 40% of the Portfolio's assets are allocated to non-traditional asset classes and investment strategies. The traditional asset classes include US and foreign equity and fixed income securities. The non-traditional asset classes include real estate, commodities-related, and may from time to time include long/short market neutral, global macro, hedge fund replication, and global tactical asset allocation strategies. The Portfolio gains exposure to these traditional and non-traditional asset classes and investment strategies by investing in varying combinations of: (i) other pooled investment vehicles, including, other portfolios of the Trust, other open-end or closed-end investment companies, ETFs, unit investment trusts, and domestic or foreign private investment pools (collectively referred to as underlying portfolios); (ii) securities such as common stocks, preferred stocks, bonds, bond and interest rate futures, options on bonds, options on bond and interest rate futures, interest rate options, interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), commodity and commodity index futures, options (including options on credit default swaps), other futures, swaps and options (including on equities and equity indices), forwards, options on swaps, options on forwards and mortgage-backed securities; and (iii) certain financial and derivative instruments. Strategic Portfolio asset allocations are based on: (i) forward-looking assessments of global macroeconomic, market, financial, currency, security valuation, and other factors; and (ii) quantitative and qualitative evaluations of the risks associated with investments in the relevant investment categories and strategies.
In addition to the Portfolio's investment in those underlying portfolios, the Portfolio may also invest its assets in the AST PGIM Fixed Income Central Portfolio (the PGIM Central Portfolio). The PGIM Central Portfolio is a special type of investment vehicle for sole use by certain asset allocation portfolios, including the Portfolio. The PGIM Central Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in investment grade bonds. Rather than buy bonds directly, the Portfolio may invest in the PGIM Central Portfolio.
Under normal circumstances, the Portfolio will invest up to 25% of its assets in underlying portfolios other than the PGIM Central Portfolio. The Portfolio may also invest without limit in the PGIM Central Portfolio. The remainder of the Portfolio's assets will be managed directly by subadvisers to the Portfolio. Those percentages and allocations are subject to change by the Manager and PGIM Quantitative Solutions.
Included in the directly managed portion is an overlay strategy for liquidity and asset allocation purposes. The Portfolio allocates approximately 15-25% of its net assets to the overlay strategy, which is employed through an overlay sleeve. The overlay strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio’s asset levels, liquidity, and asset allocations. The overlay strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The overlay strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity, fixed income, real estate and commodity benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The overlay strategy may also invest in ETFs for additional exposure to relevant markets. The overlay strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. The relative significance of the risks summarized below may change over time. All investments have risks to some degree, and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. To the extent the Portfolio invests in underlying investment companies or other underlying portfolios, the Portfolio may be exposed to these risks directly through securities and other investments held directly by the Portfolio or indirectly through investments made by the PGIM Central Portfolio or other underlying portfolios in which the Portfolio invests.

Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. In recent years, the Federal Open Market Committee (FOMC) began implementing increases to the federal funds interest rate and there may be further rate increases. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Asset Allocation Risk. The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio’s risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities than with funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value. Any given investment strategy may fail to produce the intended results, and a Portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies, and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Fund of Funds Risk. In addition to the risks associated with the investment in an underlying portfolio, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the underlying portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the relevant underlying portfolios’ expenses, which will reduce the Portfolio’s performance.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify for favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Higher interest rates have a negative impact on real estate markets by increasing financing costs associated with purchasing new real estate or refinancing debt obligations. Additionally, occupancy rates for commercial real estate can reduce the value of existing real estate investments and rental income.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio;

derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; the price of derivatives may be more volatile than the prices of traditional equity and debt securities; and changes in a derivative’s value may not correlate perfectly with the assets, rates, indices or instruments it is designed to hedge or closely track. The Portfolio is subject to a derivatives risk management program, which may limit the ability of the Portfolio to invest in derivatives.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities primarily are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower-than-expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the participating insurance companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses, and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels, and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Bank Loan Investments Risk. A Portfolio's ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Portfolio to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Portfolio and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Portfolio may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Portfolio's access to collateral, if any, may be limited by bankruptcy laws. Loans that are secured and senior to other debtholders of a borrower tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations, and junior loans can involve a higher degree of risk than more senior loans. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Portfolio to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may have an impact on the length and timing of completing trades. To the extent the Portfolio invests in loans of non-US issuers, the risks of investing in non-US issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Portfolio, may not have the benefit of these protections.

Blend Style Risk. A Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average market price fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor depending on market conditions. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Portfolio to underperform the market in general, its benchmark, and other mutual funds.
Commodity Risk. The value of a commodity-linked investment is affected by, among other things, overall market movements, factors affecting a particular industry or commodity, and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities. The value of the commodities underlying commodity-linked instruments may be subject to various economic and non-economic factors, such as drought, floods or other weather conditions, livestock disease, embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, war and international economic, political, and regulatory developments.
Covenant-Lite Risk. Some of the loans or debt obligations in which the Portfolio may invest or get exposure to may be “covenant-lite,” which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms that allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Portfolio in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Portfolio may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Portfolio’s exposure to losses may be increased, which could result in an adverse impact on the Portfolio’s net income and net asset value.
Credit Risk. This is the risk that the issuer, the guarantor, or the insurer of a fixed income security, the counterparty to an investment or derivatives contract, or obligor of an obligation underlying an asset-backed security may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Litigation, legislation or other political events, business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s or obligor’s ability to make payments of principal and/or interest. The lower the credit quality of a bond, the more sensitive it is to credit risk, and the credit quality of an investment can deteriorate rapidly.
Economic and Market Events Risk. Economic and market events risk is the risk that one or more markets in which the Portfolio invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Portfolio’s Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions; investor sentiment and market perceptions; unexpected changes in the prices of key commodities; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Portfolio. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.

Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political, and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the ability of the manager or a Portfolio's subadviser(s) to evaluate local companies or their potential impact on a Portfolio's performance. Characteristics of emerging market economies can include heavy economic dependence on international aid, agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures and legal systems, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, volatile currency exchange rates, currency devaluations, runaway inflation, business practices that depart from norms for developed countries, and generally less liquid markets. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility, and valuation difficulties. Regulatory regimes outside of the US may not require or enforce corporate governance standards comparable to that of the US, which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors. Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions including, but not limited to, Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, Africa and the region comprising the former Soviet Union. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures, and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Exchange-Traded Notes (ETN) Risk. Because exchange-traded notes ETNs are unsecured, unsubordinated debt securities, an investment in an ETN exposes the Portfolio to the risk that an ETN’s issuer may be unable to pay or fulfill its contractual obligations. In addition, the Portfolio will bear its proportionate share of the fees and expenses of the ETN, which may cause the Portfolio’s operating expenses to be higher and its performance to be lower.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts. Foreign investment risk includes the risk that: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting and tax standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters, and outbreaks of infectious diseases.
High Yield Risk. Investments in fixed income instruments rated below investment grade and unrated instruments of similar credit quality (i.e., “high yield securities” or “junk bonds”) may be more sensitive to interest rate, credit, call, and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics. An economic downturn generally leads to a higher non-payment rate, and a high yield investment may lose significant value before a default occurs.

Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolio's holdings may fall sharply. This is referred to as “extension risk.” The Portfolio currently faces a heightened level of interest rate risk because of recent increases in interest rates in the US and globally. In recent years, the Federal Open Market Committee (FOMC) began implementing increases to the federal funds interest rate and there may be further rate increases. As interest rates rise, the value of fixed income investments typically decreases and there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Interest rates may continue to increase, possibly suddenly and significantly, with unpredictable effects on the markets and the Portfolio’s investments. The Portfolio may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
Leverage Risk. Borrowings, certain derivatives and other trading strategies can create leverage (i.e., a Portfolio’s investment exposures exceed its net asset value), which may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Quantitative Model Risk. The Portfolio and certain underlying portfolios, if applicable, may use quantitative models as part of their investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective. A given model may be more effective with certain instruments or strategies than others, and there can be no assurance that any model can identify and incorporate all factors that will affect an investment’s price or performance. When models prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Portfolio to potential risks. Models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect.

Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (the SEC), and depending on the Portfolio, the Commodity Futures Trading Commission (the CFTC). Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector, or market.
Restricted Securities Risk. The Portfolio may invest in restricted securities. Restricted securities are subject to legal and contractual restrictions on resale. Restricted securities are not traded on established markets and may be classified as illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Portfolio.
Short Sale Risk. A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.
Sovereign Debt Securities Risk. Investing in foreign sovereign debt securities exposes the Portfolio to direct or indirect consequences of political, social, or economic changes in the countries that issue the securities. The consequences include the risk that the issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, that the foreign government may default on its debt securities, and that there may be no bankruptcy proceeding by which the defaulted sovereign debt may be collected.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the Portfolio and an additional index that represents the market sectors in which the Portfolio primarily invests. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index which consists of the Russell 3000 Index (20%), MSCI Europe, Australasia and the Far East (EAFE) Index (20%), Bloomberg US Aggregate Index (20%), ICE BofA Three-Month US Treasury Bill Index (15%), Wilshire US REIT Total Return Index (9%), Bloomberg US TIPS Index (8%) and Bloomberg Commodity Index Total Return (8%). PGIM Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.
Note: The Academic Strategies Asset Allocation Portfolio added and removed subadvisers and changed certain investment strategies, effective July 12, 2021. The performance figures prior to July 12, 2021 for the Portfolio reflect the Portfolio's former investment operations, policies, strategies and subadvisers prior to this date. Such performance is not representative of the Portfolio's current investment operations, policies, strategies, and subadvisers that took effect as of this date, and the Portfolio's performance after this date could be materially different.

Best Quarter:		Worst Quarter:
10.59%	2nd Quarter 2020	-16.81%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2023)

	One Year	Five Years	Ten Years
	10.21%	5.34%	3.67%
Index % (reflects no deduction for fees, expenses or taxes) (as of 12-31-23)
Custom Blended Index (reflects no deduction for fees, expenses or taxes)	11.87%	7.18%	4.92%
Broad-Based Securities Market Index: S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC / AST Investment Services, Inc.		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	July 2008
		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	April 2012
		Saleem Z. Banatwala, CFA	Director, Portfolio Manager	February 2021
	PGIM Quantitative Solutions LLC	George N. Patterson, PhD, CFA, CFP	Managing Director, Chief Investment Officer	November 2023
		Rory Cummings, CFA	Principal, Portfolio Manager	September 2018
		Marco Aiolfi, PhD	Managing Director, Head of Multi-Asset and Portfolio Manager	August 2022
		Edward J. Tostanoski, III, CFA	Principal, Portfolio Manager	August 2022
	Systematica Investments Limited, acting as general partner of Systematica Investments LP*			December 2022
	Jennison Associates LLC			July 2008
	J.P. Morgan Investment Management Inc.			June 2021
	Massachusetts Financial Services Company			June 2021
	Morgan Stanley Investment Management Inc.			January 2017
	PGIM Fixed Income**			June 2021
	PGIM Real Estate***			June 2021
	Wellington Management Company LLP			June 2021
	Western Asset Management Company/ Western Asset Management Company Limited			December 2012

*Each of Systematica Investments GP Limited, acting through its Geneva branch, Systematica Investments Singapore Pte. Ltd, and Systematica Investments UK LLP (collectively, the Systematica Permitted Delegates) serve as a sub-subadviser to the Portfolio pursuant to a sub-subadvisory agreement with Systematica Investments Limited, acting as general partner of Systematica Investments LP.
**PGIM Fixed Income is a business unit of PGIM, Inc. PGIM Limited, an indirect wholly-owned subsidiary of PGIM, Inc., serves as a sub-subadviser to the Portfolio.
***PGIM Real Estate is a business unit of PGIM, Inc.
TAX INFORMATION
Contract owners should consult the prospectus of the appropriate separate account or description of the plan for a discussion and information on the tax consequences of the Contract, policy or plan. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of US federal, state, local and non-US taxes. The Portfolio currently intends to be treated as a partnership for US federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for US federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio, or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio, and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST BALANCED ASSET ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.63%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.01%
+ Acquired Fund Fees & Expenses	0.10%
= Total Annual Portfolio Operating Expenses	0.99%
- Fee Waiver and/or Expense Reimbursement	(0.09)%
=Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	0.90%
(1) Any differences in total annual portfolio operating expenses shown in the table above and the expense ratio (after waivers and/or reimbursements) in the Portfolio’s Financial Highlights are attributable to changes in management fees, fee waivers and/or expense limitations occurring after the end of the most recent fiscal year.
(2) The Manager and the Distributor have contractually agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the investment management and distribution fee received from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Balanced Asset Allocation Portfolio	$92	$306	$538	$1,205
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 76% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.
The Portfolio’s asset allocation generally provides for an allotment of approximately 60% of Portfolio assets to a combination of domestic and international equity strategies and an allotment of approximately 40% of Portfolio assets to a combination of US fixed income, global hedged bond, and emerging market bond investment strategies.
The asset allocation strategy is determined by the Manager and PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions), the subadviser to the Portfolio. As a general matter, PGIM Quantitative Solutions begins by constructing a neutral allocation for the Portfolio. Each neutral allocation initially divides the assets for the Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI Europe, Australasia and the Far East (EAFE) Index, and the Bloomberg US Aggregate Index. The neutral allocation will emphasize investments in the equity asset class. To achieve its investment strategies, the Portfolio may invest in other pooled investment vehicles (collectively referred to as underlying portfolios). The selection of specific combinations of underlying portfolios for the Portfolio generally will be determined by the Manager. The Manager will employ various quantitative and qualitative research methods to establish weighted combinations of underlying portfolios that are consistent with the neutral allocation for the Portfolio. PGIM Quantitative Solutions will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, PGIM Quantitative Solutions will further adjust the neutral allocation and the preliminary underlying portfolio weights for the Portfolio based upon its views on certain factors.
In addition to the Portfolio's investment in those underlying portfolios, the Portfolio may also invest its assets in the AST PGIM Fixed Income Central Portfolio (the PGIM Central Portfolio). The PGIM Central Portfolio is a special type of investment vehicle for sole use by certain asset allocation portfolios, including the Portfolio. The PGIM Central Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in investment grade bonds. Rather than buy bonds directly, the Portfolio may invest in the PGIM Central Portfolio.
Under normal circumstances, the Portfolio will invest up to 25% of its assets in underlying portfolios other than the PGIM Central Portfolio. The Portfolio may also invest without limit in the PGIM Central Portfolio. The remainder of the Portfolio's assets will be managed directly by subadvisers to the Portfolio. Those percentages and allocations are subject to change by the Manager and PGIM Quantitative Solutions.
Included in the directly managed portion is an overlay strategy managed by PGIM Quantitative Solutions for liquidity and asset allocation purposes. The Portfolio allocates approximately 15-25% of its net assets to the overlay strategy, which is employed through an overlay sleeve. The overlay strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio’s asset levels, liquidity, and asset allocations. The overlay strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The overlay strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The overlay strategy may also invest in ETFs for additional exposure to relevant markets. The overlay strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. The relative significance of the risks summarized below may change over time. All investments have risks to some degree, and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. To the extent the Portfolio invests in underlying investment companies or other underlying portfolios, the Portfolio may be exposed to these risks directly through securities and other investments held directly by the Portfolio or indirectly through investments made by the PGIM Central Portfolio or other underlying portfolios in which the Portfolio invests.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.

Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies, and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Foreign Investment Risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts. Foreign investment risk includes the risk that: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting and tax standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters, and outbreaks of infectious diseases.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political, and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the ability of the manager or a Portfolio's subadviser(s) to evaluate local companies or their potential impact on a Portfolio's performance. Characteristics of emerging market economies can include heavy economic dependence on international aid, agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures and legal systems, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, volatile currency exchange rates, currency devaluations, runaway inflation, business practices that depart from norms for developed countries, and generally less liquid markets. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility, and valuation difficulties. Regulatory regimes outside of the US may not require or enforce corporate governance standards comparable to that of the US, which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors. Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions including, but not limited to, Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, Africa and the region comprising the former Soviet Union. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures, and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. In recent years, the Federal Open Market Committee (FOMC) began implementing increases to the federal funds interest rate and there may be further rate increases. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.

Fund of Funds Risk. In addition to the risks associated with the investment in an underlying portfolio, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the underlying portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the relevant underlying portfolios’ expenses, which will reduce the Portfolio’s performance.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify for favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Higher interest rates have a negative impact on real estate markets by increasing financing costs associated with purchasing new real estate or refinancing debt obligations. Additionally, occupancy rates for commercial real estate can reduce the value of existing real estate investments and rental income.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; the price of derivatives may be more volatile than the prices of traditional equity and debt securities; and changes in a derivative’s value may not correlate perfectly with the assets, rates, indices or instruments it is designed to hedge or closely track. The Portfolio is subject to a derivatives risk management program, which may limit the ability of the Portfolio to invest in derivatives.
Asset Allocation Risk. The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio’s risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities than with funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value. Any given investment strategy may fail to produce the intended results, and a Portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities primarily are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower-than-expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the participating insurance companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses, and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels, and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Bank Loan Investments Risk. A Portfolio's ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Portfolio to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Portfolio and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Portfolio may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Portfolio's access to collateral, if any, may be limited by bankruptcy laws. Loans that are secured and senior to other debtholders of a borrower tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations, and junior loans can involve a higher degree of risk than more senior loans. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Portfolio to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may have an impact on the length and timing of completing trades. To the extent the Portfolio invests in loans of non-US issuers, the risks of investing in non-US issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Portfolio, may not have the benefit of these protections.
Blend Style Risk. A Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average market price fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor depending on market conditions. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Portfolio to underperform the market in general, its benchmark, and other mutual funds.
Credit Risk. This is the risk that the issuer, the guarantor, or the insurer of a fixed income security, the counterparty to an investment or derivatives contract, or obligor of an obligation underlying an asset-backed security may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Litigation, legislation or other political events, business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s or obligor’s ability to make payments of principal and/or interest. The lower the credit quality of a bond, the more sensitive it is to credit risk, and the credit quality of an investment can deteriorate rapidly.
Covenant-Lite Risk. Some of the loans or debt obligations in which the Portfolio may invest or get exposure to may be “covenant-lite,” which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms that allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Portfolio in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Portfolio may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Portfolio’s exposure to losses may be increased, which could result in an adverse impact on the Portfolio’s net income and net asset value.
Economic and Market Events Risk. Economic and market events risk is the risk that one or more markets in which the Portfolio invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Portfolio’s Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions; investor sentiment and market perceptions; unexpected changes in the prices of key commodities; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Portfolio. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
High Yield Risk. Investments in fixed income instruments rated below investment grade and unrated instruments of similar credit quality (i.e., “high yield securities” or “junk bonds”) may be more sensitive to interest rate, credit, call, and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics. An economic downturn generally leads to a higher non-payment rate, and a high yield investment may lose significant value before a default occurs.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolio's holdings may fall sharply. This is referred to as “extension risk.” The Portfolio currently faces a heightened level of interest rate risk because of recent increases in interest rates in the US and globally. In recent years, the Federal Open Market Committee (FOMC) began implementing increases to the federal funds interest rate and there may be further rate increases. As interest rates rise, the value of fixed income investments typically decreases and there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Interest rates may continue to increase, possibly suddenly and significantly, with unpredictable effects on the markets and the Portfolio’s investments. The Portfolio may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
Liquidity Allocation Risk. The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in underlying portfolios or individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (the SEC), and depending on the Portfolio, the Commodity Futures Trading Commission (the CFTC). Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector, or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the Portfolio and an additional index that represents the market sectors in which the Portfolio primarily invests. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index which consists of the Russell 3000 Index (48%), Bloomberg US Aggregate Index (40%) and MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (12%). PGIM Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.

Best Quarter:		Worst Quarter:
13.50%	2nd Quarter 2020	-14.26%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2023)

	One Year	Five Years	Ten Years
	15.77%	7.86%	6.14%
Index % (reflects no deduction for fees, expenses or taxes) (as of 12-31-23)
Custom Blended Index (reflects no deduction for fees, expenses or taxes)	16.70%	8.96%	7.00%
Broad-Based Securities Market Index: S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC / AST Investment Services, Inc.		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	April 2005
		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	April 2012
		Todd L. Kerin	Vice President, Strategic Investment Research Group	April 2020
	PGIM Quantitative Solutions LLC	George N. Patterson, PhD, CFA, CFP	Managing Director, Chief Investment Officer	November 2023
		Joel M. Kallman, CFA	Vice President, Portfolio Manager	March 2011
		Marco Aiolfi, PhD	Managing Director, Head of Multi-Asset team and Portfolio Manager	August 2022
		Edward J. Tostanoski, III, CFA	Principal, Portfolio Manager	August 2022
	Jennison Associates LLC			June 2021
	PGIM Fixed Income*			June 2021
	J.P. Morgan Investment Management Inc.			June 2021
	Massachusetts Financial Services Company			June 2021
	Wellington Management Company LLP			June 2021
*PGIM Fixed Income is a business unit of PGIM, Inc. PGIM Limited, an indirect wholly-owned subsidiary of PGIM, Inc., serves as a sub-subadviser to the Portfolio.
TAX INFORMATION
Contract owners should consult the prospectus of the appropriate separate account or description of the plan for a discussion and information on the tax consequences of the Contract, policy or plan. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of US federal, state, local and non-US taxes. The Portfolio currently intends to be treated as a partnership for US federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for US federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio, or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio, and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.63%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.01%
+ Acquired Fund Fees & Expenses	0.12%
= Total Annual Portfolio Operating Expenses	1.01%
- Fee Waiver and/or Expense Reimbursement	(0.11)%
= Total Annual Portfolio Expenses After Fee Waiver and/or Expense Reimbursement(2)	0.90%
(1) Any differences in total annual portfolio operating expenses shown in the table above and the expense ratio (after waivers and/or reimbursements) in the Portfolio’s Financial Highlights are attributable to changes in management fees, fee waivers and/or expense limitations occurring after the end of the most recent fiscal year.
(2) The Manager and the Distributor have contractually agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the investment management and distribution fee received from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Capital Growth Asset Allocation Portfolio	$92	$311	$547	$1,226
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 83% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.
The Portfolio’s asset allocation generally provides for an allotment of approximately 75% of Portfolio assets to a combination of domestic and international equity strategies and an allotment of approximately 25% of Portfolio assets to a combination of US fixed income, global hedged bond, and emerging market bond investment strategies. To achieve its investment strategies, the Portfolio may invest in other pooled investment vehicles (collectively referred to as underlying portfolios).

The asset allocation strategy is determined by the Manager and PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions), the subadviser to the Portfolio. As a general matter, PGIM Quantitative Solutions begins by constructing a neutral allocation for the Portfolio. Each neutral allocation initially divides the assets for the Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI Europe, Australasia and the Far East (EAFE) Index, and the Bloomberg US Aggregate Index. The neutral allocation will emphasize investments in the equity asset class. The selection of specific combinations of underlying Portfolios for the Portfolio generally will be determined by the Manager. The Manager will employ various quantitative and qualitative research methods to establish weighted combinations of underlying Portfolios that are consistent with the neutral allocation for the Portfolio. PGIM Quantitative Solutions will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, PGIM Quantitative Solutions will further adjust the neutral allocation and the preliminary underlying Portfolio weights for the Portfolio based upon its views on certain factors.
In addition to the Portfolio's investment in those underlying portfolios, the Portfolio may also invest its assets in the AST PGIM Fixed Income Central Portfolio (the PGIM Central Portfolio). The PGIM Central Portfolio is a special type of investment vehicle for sole use by certain asset allocation portfolios, including the Portfolio. The PGIM Central Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in investment grade bonds. Rather than buy bonds directly, the Portfolio may invest in the PGIM Central Portfolio. Under normal circumstances, the Portfolio will invest up to 25% of its assets in underlying portfolios other than the PGIM Central Portfolio.
The Portfolio may also invest without limit in the PGIM Central Portfolio. The remainder of the Portfolio's assets will be managed directly by subadvisers to the Portfolio. Those percentages and allocations are subject to change by the Manager and PGIM Quantitative Solutions.
Included in the directly managed portion is an overlay strategy managed by PGIM Quantitative Solutions for liquidity and asset allocation purposes. The Portfolio allocates approximately 15-25% of its net assets to the overlay strategy, which is employed through an overlay sleeve. The overlay strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio’s asset levels, liquidity, and asset allocations. The overlay strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The overlay strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The overlay strategy may also invest in ETFs for additional exposure to relevant markets. The overlay strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. The relative significance of the risks summarized below may change over time. All investments have risks to some degree, and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. To the extent the Portfolio invests in underlying investment companies or other underlying portfolios, the Portfolio may be exposed to these risks directly through securities and other investments held directly by the Portfolio or indirectly through investments made by the PGIM Central Portfolio or other underlying portfolios in which the Portfolio invests.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.

Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies, and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Foreign Investment Risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts. Foreign investment risk includes the risk that: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting and tax standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters, and outbreaks of infectious diseases.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political, and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the ability of the manager or a Portfolio's subadviser(s) to evaluate local companies or their potential impact on a Portfolio's performance. Characteristics of emerging market economies can include heavy economic dependence on international aid, agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures and legal systems, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, volatile currency exchange rates, currency devaluations, runaway inflation, business practices that depart from norms for developed countries, and generally less liquid markets. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility, and valuation difficulties. Regulatory regimes outside of the US may not require or enforce corporate governance standards comparable to that of the US, which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors. Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions including, but not limited to, Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, Africa and the region comprising the former Soviet Union. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures, and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. In recent years, the Federal Open Market Committee (FOMC) began implementing increases to the federal funds interest rate and there may be further rate increases. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.

High Yield Risk. Investments in fixed income instruments rated below investment grade and unrated instruments of similar credit quality (i.e., “high yield securities” or “junk bonds”) may be more sensitive to interest rate, credit, call, and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics. An economic downturn generally leads to a higher non-payment rate, and a high yield investment may lose significant value before a default occurs.
Fund of Funds Risk. In addition to the risks associated with the investment in an underlying portfolio, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the underlying portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the relevant underlying portfolios’ expenses, which will reduce the Portfolio’s performance.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify for favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Higher interest rates have a negative impact on real estate markets by increasing financing costs associated with purchasing new real estate or refinancing debt obligations. Additionally, occupancy rates for commercial real estate can reduce the value of existing real estate investments and rental income.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; the price of derivatives may be more volatile than the prices of traditional equity and debt securities; and changes in a derivative’s value may not correlate perfectly with the assets, rates, indices or instruments it is designed to hedge or closely track. The Portfolio is subject to a derivatives risk management program, which may limit the ability of the Portfolio to invest in derivatives.
Asset Allocation Risk. The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio’s risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities than with funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value. Any given investment strategy may fail to produce the intended results, and a Portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities primarily are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower-than-expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.

Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the participating insurance companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses, and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels, and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Bank Loan Investments Risk. A Portfolio's ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Portfolio to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Portfolio and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Portfolio may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Portfolio's access to collateral, if any, may be limited by bankruptcy laws. Loans that are secured and senior to other debtholders of a borrower tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations, and junior loans can involve a higher degree of risk than more senior loans. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Portfolio to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may have an impact on the length and timing of completing trades. To the extent the Portfolio invests in loans of non-US issuers, the risks of investing in non-US issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Portfolio, may not have the benefit of these protections.
Blend Style Risk. A Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average market price fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor depending on market conditions. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Portfolio to underperform the market in general, its benchmark, and other mutual funds.
Credit Risk. This is the risk that the issuer, the guarantor, or the insurer of a fixed income security, the counterparty to an investment or derivatives contract, or obligor of an obligation underlying an asset-backed security may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Litigation, legislation or other political events, business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s or obligor’s ability to make payments of principal and/or interest. The lower the credit quality of a bond, the more sensitive it is to credit risk, and the credit quality of an investment can deteriorate rapidly.
Covenant-Lite Risk. Some of the loans or debt obligations in which the Portfolio may invest or get exposure to may be “covenant-lite,” which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms that allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Portfolio in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Portfolio may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Portfolio’s exposure to losses may be increased, which could result in an adverse impact on the Portfolio’s net income and net asset value.
Economic and Market Events Risk. Economic and market events risk is the risk that one or more markets in which the Portfolio invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Portfolio’s Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions; investor sentiment and market perceptions; unexpected changes in the prices of key commodities; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Portfolio. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolio's holdings may fall sharply. This is referred to as “extension risk.” The Portfolio currently faces a heightened level of interest rate risk because of recent increases in interest rates in the US and globally. In recent years, the Federal Open Market Committee (FOMC) began implementing increases to the federal funds interest rate and there may be further rate increases. As interest rates rise, the value of fixed income investments typically decreases and there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Interest rates may continue to increase, possibly suddenly and significantly, with unpredictable effects on the markets and the Portfolio’s investments. The Portfolio may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
Liquidity Allocation Risk. The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in underlying portfolios or individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (the SEC), and depending on the Portfolio, the Commodity Futures Trading Commission (the CFTC). Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector, or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the Portfolio and an additional index that represents the market sectors in which the Portfolio primarily invests. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index which consists of the Russell 3000 Index (60%), MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (15%) and Bloomberg US Aggregate Index (25%). PGIM Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.

Best Quarter:		Worst Quarter:
15.83%	2nd Quarter 2020	-16.96%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2023)

	One Year	Five Years	Ten Years
	18.09%	9.74%	7.30%
Index % (reflects no deduction for fees, expenses or taxes) (as of 12-31-23)
Custom Blended Index (reflects no deduction for fees, expenses or taxes)	19.60%	10.84%	8.22%
Broad-Based Securities Market Index: S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC / AST Investment Services, Inc.		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	April 2005
		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	April 2012
		Todd L. Kerin	Vice President, Strategic Investment Research Group	April 2020
	PGIM Quantitative Solutions LLC	George N. Patterson, PhD, CFA, CFP	Managing Director, Chief Investment Officer	November 2023
		Joel M. Kallman, CFA	Vice President, Portfolio Manager	March 2011
		Marco Aiolfi, PhD	Managing Director, Head of Multi-Asset team and Portfolio Manager	August 2022
		Edward J. Tostanoski, III, CFA	Principal, Portfolio Manager	August 2022
	Jennison Associates LLC			June 2021
	PGIM Fixed Income*			June 2021
	J.P. Morgan Investment Management Inc.			June 2021
	Massachusetts Financial Services Company			June 2021
	Wellington Management Company LLP			June 2021
*PGIM Fixed Income is a business unit of PGIM, Inc. PGIM Limited, an indirect wholly-owned subsidiary of PGIM, Inc., serves as a sub-subadviser to the Portfolio.
TAX INFORMATION
Contract owners should consult the prospectus of the appropriate separate account or description of the plan for a discussion and information on the tax consequences of the Contract, policy or plan. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of US federal, state, local and non-US taxes. The Portfolio currently intends to be treated as a partnership for US federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for US federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio, or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio, and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: AST PRESERVATION ASSET ALLOCATION PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.63%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.03%
+ Acquired Fund Fees & Expenses	0.06%
= Total Annual Portfolio Operating Expenses	0.97%
- Fee Waiver and/or Expense Reimbursement	(0.05)%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	0.92%
(1) Any differences in total annual portfolio operating expenses shown in the table above and the expense ratio (after waivers and/or reimbursements) in the Portfolio’s Financial Highlights are attributable to changes in management fees, fee waivers and/or expense limitations occurring after the end of the most recent fiscal year.
(2) The Manager and the Distributor have contractually agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the investment management and distribution fee received from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Preservation Asset Allocation Portfolio	$94	$304	$531	$1,185
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 85% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.
The Portfolio’s asset allocation generally provides for an allotment of approximately 35% of Portfolio assets to a combination of domestic and international equity strategies and an allotment of approximately 65% of Portfolio assets to a combination of US fixed income, global hedged bond, and emerging market bond investment strategies.
The asset allocation strategy is determined by the Manager and PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions), the subadviser to the Portfolio. As a general matter, PGIM Quantitative Solutions begins by constructing a neutral allocation for the Portfolio. Each neutral allocation initially divides the assets for the Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI Europe, Australasia and the Far East (EAFE) Index, and the Bloomberg US Aggregate Index. The neutral allocation will emphasize investments in the equity asset class. The selection of specific combinations of underlying portfolios for the Portfolio generally will be determined by the Manager. The Manager will employ various quantitative and qualitative research methods to establish weighted combinations of underlying portfolios that are consistent with the neutral allocation for the Portfolio. PGIM Quantitative Solutions will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, PGIM Quantitative Solutions will further adjust the neutral allocation and the preliminary underlying portfolio weights for the Portfolio based upon its views on certain factors.
To achieve its investment strategies, the Portfolio may invest in other pooled investment vehicles (collectively referred to as underlying portfolios). In addition to the Portfolio's investment in those underlying portfolios, the Portfolio may also invest its assets in the AST PGIM Fixed Income Central Portfolio (the PGIM Central Portfolio). The PGIM Central Portfolio is a special type of investment vehicle for sole use by certain asset allocation portfolios, including the Portfolio. The PGIM Central Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in investment grade bonds. Rather than buy bonds directly, the Portfolio may invest in the PGIM Central Portfolio.
Under normal circumstances, the Portfolio will invest up to 25% of its assets in underlying portfolios other than the PGIM Central Portfolio. The Portfolio may also invest without limit in the PGIM Central Portfolio. The remainder of the Portfolio's assets will be managed directly by subadvisers to the Portfolio. Those percentages and allocations are subject to change by the Manager and PGIM Quantitative Solutions.
Included in the directly managed portion is an overlay strategy managed by PGIM Quantitative Solutions for liquidity and asset allocation purposes. The Portfolio allocates approximately 15-25% of its net assets to the overlay strategy, which is employed through an overlay sleeve. The overlay strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio’s asset levels, liquidity, and asset allocations. The overlay strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The overlay strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The overlay strategy may also invest in ETFs for additional exposure to relevant markets. The overlay strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. The relative significance of the risks summarized below may change over time. All investments have risks to some degree, and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. To the extent the Portfolio invests in underlying investment companies or other underlying portfolios, the Portfolio may be exposed to these risks directly through securities and other investments held directly by the Portfolio or indirectly through investments made by the PGIM Central Portfolio or other underlying portfolios in which the Portfolio invests.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.

Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies, and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. In recent years, the Federal Open Market Committee (FOMC) began implementing increases to the federal funds interest rate and there may be further rate increases. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Fund of Funds Risk. In addition to the risks associated with the investment in an underlying portfolio, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the underlying portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the relevant underlying portfolios’ expenses, which will reduce the Portfolio’s performance.
High Yield Risk. Investments in fixed income instruments rated below investment grade and unrated instruments of similar credit quality (i.e., “high yield securities” or “junk bonds”) may be more sensitive to interest rate, credit, call, and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics. An economic downturn generally leads to a higher non-payment rate, and a high yield investment may lose significant value before a default occurs.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify for favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Higher interest rates have a negative impact on real estate markets by increasing financing costs associated with purchasing new real estate or refinancing debt obligations. Additionally, occupancy rates for commercial real estate can reduce the value of existing real estate investments and rental income.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; the price of derivatives may be more volatile than the prices of traditional equity and debt securities; and changes in a derivative’s value may not correlate perfectly with the assets, rates, indices or instruments it is designed to hedge or closely track. The Portfolio is subject to a derivatives risk management program, which may limit the ability of the Portfolio to invest in derivatives.
Foreign Investment Risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and

American Depositary Receipts. Foreign investment risk includes the risk that: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting and tax standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters, and outbreaks of infectious diseases.
Asset Allocation Risk. The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio’s risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities than with funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value. Any given investment strategy may fail to produce the intended results, and a Portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities primarily are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower-than-expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the participating insurance companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses, and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels, and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Bank Loan Investments Risk. A Portfolio's ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Portfolio to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Portfolio and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Portfolio may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Portfolio's access to collateral, if any, may be limited by bankruptcy laws. Loans that are secured and senior to other debtholders of a borrower tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations, and junior loans can involve a higher degree of risk than more senior loans. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Portfolio to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may have an impact on the length and timing of completing trades. To the extent the Portfolio invests in loans of non-US issuers, the risks of investing in non-US issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Portfolio, may not have the benefit of these protections.
Blend Style Risk. A Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average market price fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor depending on market conditions. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Portfolio to underperform the market in general, its benchmark, and other mutual funds.
Covenant-Lite Risk. Some of the loans or debt obligations in which the Portfolio may invest or get exposure to may be “covenant-lite,” which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms that allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Portfolio in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Portfolio may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Portfolio’s exposure to losses may be increased, which could result in an adverse impact on the Portfolio’s net income and net asset value.
Credit Risk. This is the risk that the issuer, the guarantor, or the insurer of a fixed income security, the counterparty to an investment or derivatives contract, or obligor of an obligation underlying an asset-backed security may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Litigation, legislation or other political events, business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s or obligor’s ability to make payments of principal and/or interest. The lower the credit quality of a bond, the more sensitive it is to credit risk, and the credit quality of an investment can deteriorate rapidly.
Economic and Market Events Risk. Economic and market events risk is the risk that one or more markets in which the Portfolio invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Portfolio’s Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions; investor sentiment and market perceptions; unexpected changes in the prices of key commodities; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Portfolio. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political, and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the ability of the manager or a Portfolio's subadviser(s) to evaluate local companies or their potential impact on a Portfolio's performance. Characteristics of emerging market economies can include heavy economic dependence on international aid, agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures and legal systems, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, volatile currency exchange rates, currency devaluations, runaway inflation, business practices that depart from norms for developed countries, and generally less liquid markets. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility, and valuation difficulties. Regulatory regimes outside of the US may not require or enforce corporate governance standards comparable to that of the US, which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors. Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions including, but not limited to, Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, Africa and the region comprising the former Soviet Union. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures, and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolio's holdings may fall sharply. This is referred to as “extension risk.” The Portfolio currently faces a heightened level of interest rate risk because of recent increases in interest rates in the US and globally. In recent years, the Federal Open Market Committee (FOMC) began implementing increases to the federal funds interest rate and there may be further rate increases. As interest rates rise, the value of fixed income investments typically decreases and there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Interest rates may continue to increase, possibly suddenly and significantly, with unpredictable effects on the markets and the Portfolio’s investments. The Portfolio may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
Liquidity Allocation Risk. The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in underlying portfolios or individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.

Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (the SEC), and depending on the Portfolio, the Commodity Futures Trading Commission (the CFTC). Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector, or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the Portfolio and an additional index that represents the market sectors in which the Portfolio primarily invests. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index which consists of the Russell 3000 Index (28%), MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (7%), and Bloomberg US Aggregate Index (65%). PGIM Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.
Note: Effective May 1, 2024, the Portfolio's broad-based performance index changed to the Bloomberg US Aggregate Bond Index. The Bloomberg US Aggregate Bond Index is an appropriate broad-based securities market index that represents the overall market applicable to the Portfolio. The Portfolio will retain the custom blended index, which consists of the Russell 3000 Index (28%), MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (7%), and Bloomberg US Aggregate Index (65%), as its additional benchmark for performance comparison.

Best Quarter:		Worst Quarter:
9.66%	2nd Quarter 2020	-9.63%	2nd Quarter 2022

Average Annual Total Returns (For the periods ended December 31, 2023)

	One Year	Five Years	Ten Years
	11.78%	4.63%	4.14%
Index % (reflects no deduction for fees, expenses or taxes) (as of 12-31-23)
Custom Blended Index (reflects no deduction for fees, expenses or taxes)	11.96%	5.74%	4.90%
Broad-Based Securities Market Index: Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
Broad-Based Securities Market Index: S&P 500 Index (former)(reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC / AST Investment Services, Inc.		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	April 2005
		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	April 2012
		Todd L. Kerin	Vice President, Strategic Investment Research Group	April 2020
	PGIM Quantitative Solutions LLC	George N. Patterson, PhD, CFA, CFP	Managing Director, Chief Investment Officer	November 2023
		Joel M. Kallman, CFA	Vice President, Portfolio Manager	March 2011
		Marco Aiolfi, PhD	Managing Director, Head of Multi-Asset team and Portfolio Manager	August 2022
		Edward J. Tostanoski, III, CFA	Principal, Portfolio Manager	August 2022
	Jennison Associates LLC			June 2021
	PGIM Fixed Income*			June 2021
	J.P. Morgan Investment Management Inc.			June 2021
	Massachusetts Financial Services Company			June 2021
	Wellington Management Company LLP			June 2021
*PGIM Fixed Income is a business unit of PGIM, Inc. PGIM Limited, an indirect wholly-owned subsidiary of PGIM, Inc., serves as a sub-subadviser to the Portfolio.

TAX INFORMATION
Contract owners should consult the prospectus of the appropriate separate account or description of the plan for a discussion and information on the tax consequences of the Contract, policy or plan. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of US federal, state, local and non-US taxes. The Portfolio currently intends to be treated as a partnership for US federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for US federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio, or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio, and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

ABOUT THE TRUST
About the TRUST and its Portfolios
This Prospectus provides information about the Trust and its separate Portfolios. The Portfolios of the Trust which are discussed in this Prospectus are identified on the front cover and in the table of contents. Each Portfolio is a diversified investment company as defined by the Investment Company Act of 1940, as amended (the 1940 Act), unless herein noted otherwise.
PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS), both indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (Prudential Financial), serve as overall investment managers of the Portfolios covered by this Prospectus other than the following Portfolios (collectively, referred to herein as the “Investment Managers” or, the “Manager”).
Prudential Financial, which is incorporated in the United States, has its principal place of business in the United States. Neither Prudential Financial nor any of its subsidiaries are affiliated in any manner with Prudential plc, a company incorporated in the United Kingdom.
The Manager has retained one or more subadvisers (each, a Subadviser), to manage the day-to-day investment of the assets of each Portfolio in a “manager of managers” structure. More information about the Manager, each Subadviser and the “manager of managers” structure is included in “How the Trust is Managed” later in this Prospectus.
The Trust offers one class of shares in each Portfolio. As of the date of this Prospectus, shares of the Portfolios of the Trust are sold only to separate accounts of Fortitude Life Insurance & Annuity Company (formerly Prudential Annuities Life Assurance Corporation), The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Empower Annuity Insurance Company (formerly Prudential Retirement Insurance and Annuity Company), Pramerica of Bermuda Life Assurance Company, Ltd. (collectively, Prudential), Kemper Investors Life Insurance Company, Everlake Life Insurance Company (formerly Allstate Life Insurance Company) and Wilton Reassurance Life Company of New York (formerly Allstate Life Insurance Company of New York) (collectively, the Participating Insurance Companies) as investment options under variable life insurance and variable annuity contracts. Shares of each of the Portfolios may also be sold directly to certain qualified retirement plans.
Additional information about each Portfolio is set forth in the following sections and is also provided in the Statement of Additional Information (SAI).

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Introduction
In addition to each Portfolio's summary section, each Portfolio's investment objective and policies are described in more detail on the following pages. Certain investment instruments that appear in bold lettering below are described in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.
Although the Portfolios make every effort to achieve their investment objectives, there can be no guarantee of success, and it is possible that you could lose money by investing in the Portfolios. Each Portfolio's investment objective is a non-fundamental investment policy and, therefore, may be changed by the Trust’s Board of Trustees (the Board) without shareholder approval. A Portfolio will provide written notice to shareholders prior to, or concurrent with, any such change as required by applicable law.
An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Portfolios have investment strategies and policies that include percentage estimates and limitations. Those percentages are generally applied at the time the Portfolio makes an investment. As a result, a Portfolio generally may continue to hold positions that met a particular investment policy or limitation at the time the investment was made, but subsequently do not meet the investment policy or limitation. A Portfolio may have a policy to invest at least 80% of its assets in a particular category of investments suggested by the name of the Portfolio. For any Portfolio that is subject to Rule 35d-1 under the 1940 Act, this 80% policy relates to the Portfolio’s net assets plus borrowings, if any, for investment purposes. The 80% requirement is applied at the time the Portfolio makes an investment. These 80% policies are non-fundamental and may be changed by the Board without shareholder approval. A Portfolio, however, will provide 60 days’ prior written notice to shareholders of any change in an 80% policy based on the Portfolio’s name if required by applicable rules.
A change in the securities held by a Portfolio is known as “portfolio turnover.” A Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. The Financial Highlights tables at the end of this Prospectus show each Portfolio’s portfolio turnover rate during the past fiscal years.
Temporary Defensive Investments. In response to adverse or unstable market, economic, political, or other conditions or to satisfy redemptions, each Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities, or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of money market or short-term bond funds. Investing heavily in these securities may limit a Portfolio’s ability to pursue or achieve its investment objective and could reduce the benefit to the Portfolio from any upswing in the market, but can help to preserve the value of the Portfolio’s assets during adverse or unstable environments. In addition, to the extent not otherwise permitted, each Portfolio may temporarily invest up to 10% of its assets in exchange-traded funds (ETFs) during stressed and/or volatile market conditions. The use of temporary defensive investments may be inconsistent with a Portfolio’s investment objective.
AST Academic Strategies Asset Allocation Portfolio
Investment Objective: to seek long-term capital appreciation.

Principal Investment Policies:
The asset class allocation strategy for the Portfolio is determined by PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions). PGIM Quantitative Solutions allocates the net assets of the Portfolio across different investment categories and different Subadvisers. PGIM Quantitative Solutions also directly manages a portion of the assets of the Portfolio. Certain investment categories will contain sub-categories. The Subadviser for a category or sub-category will employ a specific investment strategy for that category or sub-category.
PGIM Quantitative Solutions employs a two-tiered approach to allocating Portfolio assets across the various investment categories, sub-categories, and the Subadvisers. First, PGIM Quantitative Solutions analyzes the macro-economic landscape, the capital markets, and the related implications for investment strategy. Second, PGIM Quantitative Solutions draws on its understanding of the strategies used by the other Subadvisers to determine which advisers are expected to perform best under the prevailing macro-economic landscape. The allocations are reviewed by PGIM Quantitative Solutions periodically and may be altered or adjusted by PGIM Quantitative Solutions without prior notice. Such adjustments will be reflected in the annual update to the prospectus.
The Portfolio invests in both traditional and non-traditional investment strategies. The Portfolio’s asset allocation generally provides for an allotment of approximately (i) 40% of Portfolio assets to a combination of domestic and international equity strategies, an allotment of approximately (ii) 20% of Portfolio assets to a combination of US fixed income, hedged international bond, and real return strategies, and an allotment of approximately (iii) 40% allocation to non-traditional strategies, including, but not limited to, real estate, commodities-related, Treasury Inflation-Protected Securities (TIPS), global macro, tactical currency and other liquid alternative strategies.
The Portfolio may use derivative instruments to gain exposure to certain traditional and non-traditional investment strategies. The Portfolio may engage in short sales and may invest in fixed income securities that are rated below investment grade by the major ratings services (Ba or lower by Moody’s, or equivalently rated by S&P, or Fitch Ratings Ltd. (Fitch), or, if unrated, considered to be of comparable quality, in connection with these investment strategies. Fixed income debt obligations rated below investment grade by the major ratings services or, if unrated, considered to be of comparable quality, are commonly referred to as “junk bonds” and are regarded as having predominantly speculative characteristics with respect to capacity to pay principal and interest. The Portfolio may engage in active and frequent trading of portfolio securities to try to achieve its investment objective.
PGIM Quantitative Solutions directly manages the Portfolio’s liquidity strategy. The Portfolio allocates approximately 15-25% of its net assets to the liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio’s asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy also invests in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process. To achieve its investment strategies, the Portfolio may invest in other pooled investment vehicles, including, without limitation, open-end or closed-end investment companies, ETFs, unit investment trusts, domestic or foreign private investment pools (including investment companies not registered under the 1940 Act, such as “hedge funds”) (collectively referred to as underlying portfolios). In addition to the Portfolio’s investment in those underlying portfolios, the Portfolio may also invest its assets in the AST PGIM Fixed Income Central Portfolio (the PGIM Central Portfolio). The PGIM Central Portfolio is a special type of investment vehicle for sole use by certain asset allocation portfolios, including the Portfolio. The PGIM Central Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in investment grade bonds. Rather than buy bonds directly, the Portfolio may invest in the PGIM Central Portfolio. Under normal circumstances, the Portfolio will invest up to 25% of its assets in underlying portfolios other than the PGIM Central Portfolio. The

Portfolio may also invest without limit in the PGIM Central Portfolio. The remainder of the Portfolio’s assets will be managed directly by subadvisers to the Portfolio. Those percentages and allocations are subject to change by the Manager and PGIM Quantitative Solutions.
The Portfolio may engage in active and frequent trading of portfolio securities to try to achieve its investment objective.
Description of Traditional Investment Categories and Strategies. The traditional investment categories and strategies for which PGIM Quantitative Solutions, Jennison, PGIM Fixed Income, J.P Morgan, MFS, Wellington Management, and Western Asset Management Company/Western Asset Management Company Limited directly manage the assets allocated to the indicated traditional investment strategies include the following:
Quantitative Equity Segment (PGIM Quantitative Solutions). PGIM Quantitative Solutions’ quantitative equity investment strategy employs a quantitatively driven, fundamentally-based investment process. The stock selection process utilizes an adaptive model that evaluates stocks differently based on their growth expectations. PGIM Quantitative Solutions constructs portfolios that seek to maximize the Portfolio’s investment in the most attractive stocks identified by the model subject to risk constraints.
The quantitative equity segment of the Portfolio is invested in a broadly diversified portfolio of global (including emerging markets) equity and equity-related securities across all market capitalizations. Equity and equity-related securities include common and preferred stock, ETFs, securities convertible into common stock, depositary receipts, securities having common stock characteristics, futures contracts (generally collateralized with Treasury Bills), and other derivative instruments whose value is based on common stock, such as rights, warrants, swaps or options to purchase common stock.
Overlay (PGIM Quantitative Solutions). Included in the directly managed portion is an overlay strategy for liquidity and asset allocation purposes. The Portfolio allocates approximately 15-25% of its net assets to the overlay strategy, which is employed through an overlay sleeve. The overlay strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio’s asset levels, liquidity, and asset allocations. The overlay strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The overlay strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The overlay strategy may also invest in ETFs (ETFs) for additional exposure to relevant markets. The overlay strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
Fundamental Equity Segment (Jennison). Jennison’s investment strategy is based on rigorous internal fundamental research and a highly interactive investment process. Jennison uses a bottom-up approach to stock selection. This means that Jennison’s investment team selects securities on a company-by-company basis using fundamental analysis to identify companies with some or all of the following: projected high long-term earnings growth, positive earnings revision trends, strong or improving revenue growth, high or improving returns on equity and invested capital, and sufficient trading liquidity.
The fundamental equity segment of the Portfolio is invested in a broadly diversified portfolio of global (including emerging markets) equity and equity-related securities across all market capitalizations. Equity and equity-related securities include common and preferred stock, ETFs, securities convertible into common stock, depositary receipts, securities having common stock characteristics, futures contracts (generally collateralized with Treasury Bills), and other derivative instruments whose value is based on common stock, such as rights, warrants, swaps or options to purchase common stock.

Fixed Income Segment (PGIM Fixed Income). The fixed income segment of the Portfolio invests in a broadly diversified portfolio of global fixed income securities (including emerging markets and non-dollar denominated issued) and fixed income related securities. The fixed income segment of the Portfolio invests, under normal circumstances, at least 80% of its net assets of its investable assets in debt obligations that are rated investment grade by the major ratings services, or, if unrated, considered to be of comparable quality by the subadviser. Likewise, the fixed income segment of the Portfolio may invest up to 20% of its net assets in high-yield/high-risk debt securities (commonly known as “junk bonds”). The Portfolio may also invest up to 20% of the assets in the fixed income segment in collateralized debt obligations. Depending on the amount of its investment in CDOs, the Portfolio’s risk profile may be lower or higher than peer funds that invest in such securities. PGIM Fixed Income takes into account the effect of such investments on the Portfolio’s risk profile when choosing to invest in CDOs.
In managing the fixed income segment of the Portfolio, PGIM Fixed Income uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, PGIM Fixed Income develops views on economic, policy, and market trends by continually evaluating economic data that affects the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into PGIM Fixed Income’s bottom-up research which informs security selection. In its bottom-up research, PGIM Fixed Income develops an internal rating and outlook on issuers. The rating and outlook are determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage.
PGIM Fixed Income may also consider factors such as yield, spread and potential for price appreciation as well as credit quality, maturity, and risk. PGIM Fixed Income may invest in a security based upon the expected total return rather than the yield of such security. PGIM Fixed Income may also utilize proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management.
US Large Cap Core Equity (J.P. Morgan). This strategy seeks to invests at least 80% of its assets in equity and equity-related securities of large-capitalization companies. Equity and equity-related securities include common and preferred stock, ETFs, securities convertible into common stock, securities having common stock characteristics, futures contracts and other derivative instruments whose value is based on common stock, such as rights, warrants or options to purchase common stock.
J.P. Morgan’s strategy follows a multi-step process. Within each sector, the strategy focuses on those equity securities that it considers most undervalued and seeks to outperform the S&P 500 through superior stock selection. By emphasizing undervalued equity securities, the strategy seeks to produce returns that exceed those of the S&P 500 Index. In managing the strategy, J.P. Morgan employs a three-step process that combines research, valuation and stock selection. In addition, J.P. Morgan buys and sells equity securities, using the research and valuation rankings as a basis. In general, J.P. Morgan buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria: (i) catalysts that could trigger a rise in a stock’s price, (ii) high potential reward compared to potential risk; and (iii) temporary mispricings caused by apparent market overreactions.
International Equity (MFS). MFS actively identifies potential investments based on fundamental and quantitative analysis and then constructs a portfolio from these potential investments while managing various risk factors (e.g., issuer, industry, and sector weightings, market capitalization, and volatility) compared to the MSCI All Country World (ex-US) Index, which represents the MFS sleeve’s (or “portfolio”) investment universe. MFS normally invests its sleeve primarily in equity securities. MFS normally invests its sleeve’s assets primarily in foreign securities, including emerging market securities. In selecting investments for its sleeve, MFS is not constrained by any particular investment style. MFS may invest the sleeve’s assets in the stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies MFS believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. While MFS may invest the sleeve’s assets in securities of companies of any size, MFS primarily invests in securities of companies with large capitalizations. MFS normally invests the sleeve’s assets across different industries, sectors, countries, and regions, but MFS may invest a significant percentage of the sleeve’s assets in issuers in a single industry, sector, country, or region.
MFS uses an active bottom-up approach to buying and selling investments for its sleeve. Investments are selected primarily based on blending fundamental and quantitative research. MFS uses fundamental analysis of individual issuers and their potential in light of their financial condition and market, economic, political, and regulatory conditions to determine a fundamental rating for an issuer. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. MFS uses quantitative analysis, including quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, to determine a quantitative rating for an issuer. MFS combines the fundamental rating with the quantitative rating to create a blended rating for an issuer. When an MFS fundamental rating is not available, MFS treats the issuer as having a neutral fundamental rating. (MFS quantitative research generates ratings on a greater number of issuers than MFS fundamental research.)
MFS constructs the portfolio using a portfolio optimization process that considers the blended rating, as well as issuer, industry, and sector weightings, market capitalization, volatility, and other factors. The portfolio managers have the discretion to adjust the inputs and parameters used in the optimization process and the sleeve’s portfolio holdings based on factors such as the desired portfolio characteristics and the portfolio managers’ qualitative assessment of the optimization results. MFS’ goal is to construct an actively managed portfolio with a target predicted tracking error of approximately 2% compared to the MSCI All Country World (ex-US) Index. Tracking error generally measures how the differences between the portfolio’s returns and the MSCI All Country World (ex-US) Index’s returns have varied over a period of time. A lower tracking error means that there is generally less variation between the portfolio’s returns compared to an index that represents the portfolio’s investment universe. Third-party quantitative risk models are used in the portfolio construction process and to measure the predicted tracking error of the portfolio.
Global Bond (Wellington Management). This strategy seeks to generate excess returns through the combination of lowly correlated investment strategies developed by highly specialized investors. Each investor has a specialized area of focus which is sector, region, or investment style based. The investment universe includes fixed income securities denominated in various currencies and issued by government, government-related, corporate, and securitized issuers from around the world. The team-based structure of the approach helps to ensure that portfolios are highly diversified which leads to more consistent risk-adjusted returns in a variety of market environments.
Macro Opportunities (Western Asset). Western Asset implements an opportunistic investing strategy by focusing on long-term value investing and active management of duration, yield curve, and volatility. In this investment category, Western Asset seeks to identify and capitalize on attractive relative-value opportunities principally in fixed income markets around the globe by investing in a variety of securities and other instruments. Although the Western Asset portfolio managers do not invest in individual equities, they may also invest in equity-related strategies, such as equity index futures and swaps, to the extent consistent with the Portfolio’s overall investment objective and strategy. Western Asset may enter into various derivative transactions for both hedging and non-hedging purposes, including seeking to enhance returns. These derivative transactions include, but are not limited to, futures, options, swaps and foreign currency futures, forwards and options. Western Asset may engage (although it may choose not to) in currency exchange transactions to protect against uncertainty in the level of future exchange rates or to enhance returns. Western Asset may also engage in short sales or may otherwise hold short positions.
Although Western Asset may invest in securities of any maturity, it will normally maintain a dollar-weighted average effective duration (including futures positions), as estimated by Western Asset, within the range of -5 to 10 years. Western Asset may invest in debt and fixed income securities of any credit quality, including securities that are in default.
Description of Non-Traditional Investment Categories and Sub-categories. The investment categories and sub-categories for which Systematica, PGIM Quantitative Solutions, PGIM Fixed Income, PGIM Real Estate and Morgan Stanley Investment Management (MSIM) pursue non-traditional investment strategies include the following:

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Currency
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Commodities Related
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Treasury Inflation-Protected Securities (TIPS)
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Market Participation Strategy
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US Real Estate
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Global Macro
Brief descriptions of the investment strategies used by Systematica, PGIM Quantitative Solutions, PGIM Fixed Income, PGIM Real Estate and MSIM are set forth below:
Currency (Systematica). The investment objective for the currency sleeve is to seek to maximize return for a prescribed level of risk by making investments in developed market currencies seeking to take advantage of perceived market anomalies. The goal of the mandate is to seek to add value by opportunistically overweighting and underweighting developed market currencies. Systematica, the sleeve’s subadviser, together with its Systematica Permitted Delegates, use an active currency strategy designed to deliver uncorrelated returns (or alpha) at a prescribed level of risk. Systematica’s investment process is systematic, fundamentally-based, and seeks to exploit the drivers of relative value of currency markets while taking advantage of influences of both short-term and long-term capital flows, trade flows, and supply/demand pressures.
Commodities Related (PGIM Quantitative Solutions). This strategy seeks to provide broad exposure to commodities while seeking to outperform the Bloomberg Commodity Index with a tracking error target of 1.5% - 2.5%. PGIM Quantitative Solutions Commodity Strategy has been designed to combine uncorrelated active opportunities using a rigorous risk management approach to add value over the Bloomberg Commodity Index. The strategy trades futures on commodities both for index exposure as well as active positioning.
Treasury Inflation-Protected Securities (TIPS) (PGIM Fixed Income). This strategy seeks to achieve excess return through security selection by employing a conservative, quantitatively driven strategy that obtains exposure to the TIPS asset class through bonds or derivative instruments, with minimal risk, versus the Bloomberg US Treasury Inflation-Protected Index.
In managing the strategy’s assets, PGIM Fixed Income will use a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, PGIM Fixed Income develops views on economic, policy, and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook are determined based on a thorough review of the financial health and trends of the issuer. PGIM Fixed Income may also consider investment factors such as expected total return, yield, spread, and potential for price appreciation as well as credit quality, maturity, and risk. The strategy may invest in a security based upon the expected total return rather than the yield of such security.
Market Participation Strategy (PGIM Quantitative Solutions). PGIM Quantitative Solutions’ Market Participation strategy is designed to provide upside equity participation, while seeking to reduce downside risk over the course of a full market cycle. The strategy does not invest directly in equity securities but gains equity exposure primarily through investments in options and futures, and seeks to reduce downside risk through investing is US government securities. Under normal circumstances, the strategy is primarily invested in US equity index options, futures, and US government securities (including its agencies and instrumentalities). From time to time, the strategy may also invest in corporate bonds and supranational securities.
US Real Estate (PGIM Real Estate). The real estate segment, managed by PGIM Real Estate, seeks to maximize total return by seeking, with approximately equal emphasis, capital growth and current income. Generally, the equity securities of real estate related issuers will consist of: (i) common stocks (including shares in real estate investment trusts (REITs)), (ii) rights or warrants to purchase common stocks, (iii) securities convertible into common stocks where the conversion feature represents, in PGIM Real Estate’s view, a significant element of the securities’ value, and (iv) preferred stocks.

Global Macro (MSIM). The global macro strategy of the Portfolio seeks to emphasize positive absolute return while actively controlling downside portfolio risk. To implement this approach, MSIM takes long and short positions in a range of securities, other instruments and asset classes to express its investment themes. MSIM may implement these positions either directly by purchasing securities or through the use of derivatives. There is no guarantee that the global macro strategy will achieve its goal of positive absolute return.
MSIM’s top-down investment approach focuses on asset class, sector, region, country and currency selection as opposed to individual security selection. MSIM’s allocations will be the result of relative value and/or directional views of the markets or individual asset classes taken by MSIM based on the results of its fundamental and quantitative research. The global macro strategy may at times invest a substantial portion of its assets in one or more countries (including EM countries) or regions. The global macro strategy’s investments may be US and non-US dollar denominated.
The global macro strategy of the Portfolio may invest in real estate investment trusts (REITs) and similar entities established outside the United States (foreign real estate companies). In addition, MSIM may invest in fixed income securities issued or guaranteed by foreign governments or supranational organizations or any of their instrumentalities, including debt obligations of governmental issuers located in emerging market or developing countries and sovereign debt, as well as fixed income securities that are rated below “investment grade” or are not rated, but are of equivalent quality. These fixed income securities are often referred to as “high yield securities” or “junk bonds.” High yield securities are fixed income securities rated below Baa by Moody’s Investors Service, Inc. (Moody’s) or below BBB by S&P Global Ratings (S&P), or if unrated considered by MSIM to be an appropriate investment.
The global macro strategy of the Portfolio may invest in asset-backed securities. The global macro strategy of the Portfolio may also invest in restricted securities. The mortgage-backed securities in which the global macro strategy may invest include mortgage pass-through securities which represent a participation interest in a pool of mortgage loans originated by US governmental or private lenders such as banks. The global macro strategy of the Portfolio may also invest in other investment companies, including ETFs.
The global macro strategy of the Portfolio uses derivative instruments for a variety of purposes, including as part of its investment strategies, hedging, risk management, portfolio management or to earn income. The global macro strategy’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. The global macro strategy may also invest in currency derivatives, including, but not limited to, foreign currency forward exchange contracts, and currency and currency index futures and options contracts for hedging and non-hedging purposes. The use of these currency derivatives may allow the MSIM Global Macro sleeve of the Portfolio to obtain net long or net short exposure to selected currencies. At times, the global macro strategy of the Portfolio may enter into “cross-currency” transactions involving currencies other than those in which securities held or proposed to be purchased are denominated. Derivative instruments used by the MSIM Global Macro sleeve of the Portfolio will be counted toward the MSIM Global Macro sleeve of the Portfolio exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.
The global macro strategy of the Portfolio is managed in a non-diversified manner.
AST Balanced asset allocation Portfolio
Investment Objective: to obtain the highest potential total return consistent with the Portfolio's specified level of risk tolerance.
Principal Investment Policies: The asset allocation strategy is determined by the Manager and PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions), the subadviser to the Portfolio. As a general matter, PGIM Quantitative Solutions begins by constructing a neutral allocation for the Portfolio. Each neutral allocation initially divides the assets for the Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI Europe, Australasia and the Far East (EAFE) Index, and the Bloomberg US Aggregate

Index. The neutral allocation will emphasize investments in the equity asset class. The selection of specific combinations of underlying portfolios for the Portfolio generally will be determined by the Manager. The Manager will employ various quantitative and qualitative research methods to establish weighted combinations of underlying portfolios that are consistent with the neutral allocation for the Portfolio. PGIM Quantitative Solutions will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, PGIM Quantitative Solutions will further adjust the neutral allocation and the preliminary underlying portfolio weights for the Portfolio based upon its views on certain factors.
PGIM Quantitative Solutions employs a two-tiered approach to allocating Portfolio assets across the various investment categories, sub-categories, and the Subadvisers. First, PGIM Quantitative Solutions analyzes the macro-economic landscape, the capital markets, and the related implications for investment strategy. Second, PGIM Quantitative Solutions draws on its understanding of the strategies used by the other Subadvisers to determine which advisers are expected to perform best under the prevailing macro-economic landscape. The allocations are reviewed by PGIM Quantitative Solutions periodically and may be altered or adjusted by PGIM Quantitative Solutions without prior notice. Such adjustments will be reflected in the annual update to the prospectus.
The Portfolio’s asset allocation generally provides for an allotment of approximately (i) 60% of Portfolio assets to a combination of domestic and international equity strategies and an allotment of approximately (ii) 40% of Portfolio assets to a combination of US fixed income, global hedged bond, and emerging market bond investment strategies.
PGIM Quantitative Solutions directly manages the Portfolio’s liquidity strategy. The Portfolio allocates approximately 15-25% of its net assets to the liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio’s asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy also invests in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process. To achieve its investment strategies, the Portfolio may invest in other pooled investment vehicles, including, without limitation, open-end or closed-end investment companies, ETFs, unit investment trusts, domestic or foreign private investment pools (including investment companies not registered under the 1940 Act, such as “hedge funds”) (collectively referred to as underlying portfolios).
In addition to the Portfolio’s investment in those underlying portfolios, the Portfolio may also invest its assets in the AST PGIM Fixed Income Central Portfolio (the PGIM Central Portfolio). The PGIM Central Portfolio is a special type of investment vehicle for sole use by certain asset allocation portfolios, including the Portfolio. The PGIM Central Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in investment grade bonds. Rather than buy bonds directly, the Portfolio may invest in the PGIM Central Portfolio. Under normal circumstances, the Portfolio will invest up to 25% of its assets in underlying portfolios other than the PGIM Central Portfolio. The Portfolio may also invest without limit in the PGIM Central Portfolio. The remainder of the Portfolio’s assets will be managed directly by subadvisers to the Portfolio. Those percentages and allocations are subject to change by the Manager and PGIM Quantitative Solutions.
The Manager has retained the Subadvisers listed below to directly manage the assets allocated to the indicated investment categories and strategies.

Quantitative Equity Segment (PGIM Quantitative Solutions). PGIM Quantitative Solutions’ quantitative equity investment strategy employs a quantitatively driven, fundamentally-based investment process. The stock selection process utilizes an adaptive model that evaluates stocks differently based on their growth expectations. PGIM Quantitative Solutions constructs portfolios that seek to maximize the Portfolio’s investment in the most attractive stocks identified by the model subject to risk constraints.
The quantitative equity segment of the Portfolio is invested in a broadly diversified portfolio of global (including emerging markets) equity and equity-related securities across all market capitalizations. Equity and equity-related securities include common and preferred stock, ETFs, securities convertible into common stock, depositary receipts, securities having common stock characteristics, futures contracts (generally collateralized with Treasury Bills), and other derivative instruments whose value is based on common stock, such as rights, warrants, swaps or options to purchase common stock.
Overlay (PGIM Quantitative Solutions). Included in the directly managed portion is an overlay strategy for liquidity and asset allocation purposes. The Portfolio allocates approximately 15-25% of its net assets to the overlay strategy, which is employed through an overlay sleeve. The overlay strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio’s asset levels, liquidity, and asset allocations. The overlay strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The overlay strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The overlay strategy may also invest in ETFs for additional exposure to relevant markets. The overlay strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
Fundamental Equity Segment (Jennison). Jennison’s investment strategy is based on rigorous internal fundamental research and a highly interactive investment process. Jennison uses a bottom-up approach to stock selection. This means that Jennison’s investment team selects securities on a company-by-company basis using fundamental analysis to identify companies with some or all of the following: projected high long-term earnings growth, positive earnings revision trends, strong or improving revenue growth, high or improving returns on equity and invested capital, and sufficient trading liquidity.
The fundamental equity segment of the Portfolio is invested in a broadly diversified portfolio of global (including emerging markets) equity and equity-related securities across all market capitalizations. Equity and equity-related securities include common and preferred stock, ETFs, securities convertible into common stock, depositary receipts, securities having common stock characteristics, futures contracts (generally collateralized with Treasury Bills), and other derivative instruments whose value is based on common stock, such as rights, warrants, swaps or options to purchase common stock.
Fixed Income Segment (PGIM Fixed Income). The fixed income segment of the Portfolio invests in a broadly diversified portfolio of global fixed income securities (including emerging markets and non-dollar denominated issued) and fixed income related securities. The fixed income segment of the Portfolio invests, under normal circumstances, at least 80% of its net assets of its investable assets in debt obligations that are rated investment grade by the major ratings services, or, if unrated, considered to be of comparable quality by the subadviser. Likewise, the fixed income segment of the Portfolio may invest up to 20% of its net assets in high-yield/high-risk debt securities (commonly known as “junk bonds”). The Portfolio may also invest up to 20% of the assets in the fixed income segment in collateralized debt obligations. Depending on the amount of its investment in CDOs, the Portfolio’s risk profile may be lower or higher than peer funds that invest in such securities. PGIM Fixed Income takes into account the effect of such investments on the Portfolio’s risk profile when choosing to invest in CDOs.

In managing the fixed income segment of the Portfolio, PGIM Fixed Income uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, PGIM Fixed Income develops views on economic, policy, and market trends by continually evaluating economic data that affects the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into PGIM Fixed Income’s bottom-up research which informs security selection. In its bottom-up research, PGIM Fixed Income develops an internal rating and outlook on issuers. The rating and outlook are determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage.
PGIM Fixed Income may also consider factors such as yield, spread and potential for price appreciation as well as credit quality, maturity, and risk. PGIM Fixed Income may invest in a security based upon the expected total return rather than the yield of such security. PGIM Fixed Income may also utilize proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management.
Equity Income (J.P. Morgan). This strategy seeks to invest at least 80% of its assets in income-producing equity and equity-related securities. Equity and equity-related securities include common stocks, securities convertible or exchangeable for common stock or the cash value of such common stock, nonconvertible preferred stocks and convertible securities, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures including partnerships and joint ventures and business development companies, securities of real estate investment trusts (REITs) and income and royalty trusts, publicly-traded master limited partnerships, American Depositary Receipts (ADRs) and other similar securities. The strategy may also participate in the initial public offering (IPO) market. The strategy seeks to identify attractively valued companies that exhibit solid cash flow growth and reliable/predictable earnings and revenue to produce attractive levels of dividend income.
J.P. Morgan employs a fundamental bottom-up stock selection process to invest in common stock of corporations that regularly pay dividends and have favorable long-term fundamental characteristics. Because yield is a key consideration in selecting securities, the strategy may purchase stocks of companies that are out of favor in the financial community and, therefore, are selling below what J.P. Morgan believes to be their long-term investment value. J.P. Morgan seeks to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. These determinations may not be conclusive, and securities of such issuers may be purchased and retained by the strategy.
US Large Cap Core Equity (J.P. Morgan). This strategy seeks to invests at least 80% of its assets in equity and equity-related securities of large-capitalization companies. Equity and equity-related securities include common and preferred stock, ETFs, securities convertible into common stock, securities having common stock characteristics, futures contracts and other derivative instruments whose value is based on common stock, such as rights, warrants or options to purchase common stock.
J.P. Morgan’s strategy follows a multi-step process. Within each sector, the strategy focuses on those equity securities that it considers most undervalued and seeks to outperform the S&P 500 through superior stock selection. By emphasizing undervalued equity securities, the strategy seeks to produce returns that exceed those of the S&P 500 Index. In managing the strategy, J.P. Morgan employs a three-step process that combines research, valuation and stock selection. In addition, J.P. Morgan buys and sells equity securities, using the research and valuation rankings as a basis. In general, J.P. Morgan buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria: (i) catalysts that could trigger a rise in a stock’s price, (ii) high potential reward compared to potential risk; and (iii) temporary mispricings caused by apparent market overreactions.
International Equity (MFS). MFS actively identifies potential investments based on fundamental and quantitative analysis and then constructs a portfolio from these potential investments while managing various risk factors (e.g., issuer, industry, and sector weightings, market capitalization, and volatility) compared to the MSCI All Country World (ex-US) Index, which represents the MFS sleeve's (or “portfolio”) investment universe. MFS normally invests its sleeve primarily in equity securities. MFS normally invests its sleeve's assets primarily in foreign securities, including emerging market securities. In selecting investments for its sleeve, MFS is not constrained by any particular investment style. MFS may invest the sleeve's assets in the stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies MFS believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. While MFS may invest the sleeve's assets in securities of companies of any size, MFS primarily invests in securities of companies with large capitalizations. MFS normally invests the sleeve's assets across different industries, sectors, countries, and regions, but MFS may invest a significant percentage of the sleeve's assets in issuers in a single industry, sector, country, or region.
MFS uses an active bottom-up approach to buying and selling investments for its sleeve. Investments are selected primarily based on blending fundamental and quantitative research. MFS uses fundamental analysis of individual issuers and their potential in light of their financial condition and market, economic, political, and regulatory conditions to determine a fundamental rating for an issuer. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. MFS uses quantitative analysis, including quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, to determine a quantitative rating for an issuer. MFS combines the fundamental rating with the quantitative rating to create a blended rating for an issuer. When an MFS fundamental rating is not available, MFS treats the issuer as having a neutral fundamental rating. (MFS quantitative research generates ratings on a greater number of issuers than MFS fundamental research.)
MFS constructs the portfolio using a portfolio optimization process that considers the blended rating, as well as issuer, industry, and sector weightings, market capitalization, volatility, and other factors. The portfolio managers have the discretion to adjust the inputs and parameters used in the optimization process and the sleeve's portfolio holdings based on factors such as the desired portfolio characteristics and the portfolio managers’ qualitative assessment of the optimization results. MFS' goal is to construct an actively managed portfolio with a target predicted tracking error of approximately 2% compared to the MSCI All Country World (ex-US) Index. Tracking error generally measures how the differences between the portfolio's returns and the MSCI All Country World (ex-US) Index's returns have varied over a period of time. A lower tracking error means that there is generally less variation between the portfolio's returns compared to an index that represents the portfolio's investment universe. Third-party quantitative risk models are used in the portfolio construction process and to measure the predicted tracking error of the portfolio.
Global Bond (Wellington Management). This strategy seeks to generate excess returns through the combination of lowly correlated investment strategies developed by highly specialized investors. Each investor has a specialized area of focus which is sector, region, or investment style based. The investment universe includes fixed income securities denominated in various currencies and issued by government, government-related, corporate, and securitized issuers from around the world. The team-based structure of the approach helps to ensure that portfolios are highly diversified which leads to more consistent risk-adjusted returns in a variety of market environments.
Generally, the Manager and PGIM Quantitative Solutions currently expect the assets of the Portfolio will be invested as set forth in the table below:
Approximate Net Assets Allocated to Investing Primarily in Equity Securities	Approximate Net Assets Allocated to Investing Primarily in Debt Securities and Money Market Instruments
60% (generally range from 52.5%-67.5%)	40% (generally range from 32.5%-47.5%)
The Manager and PGIM Quantitative Solutions currently expect that any changes to the asset allocation and underlying portfolio weights will be effected within the above-referenced ranges. Consistent with the Portfolio’s principal investment policies, the Manager and PGIM Quantitative Solutions may, however, change the asset allocation and underlying portfolio weights both within and beyond such above-referenced ranges at any time in their sole discretion. In addition, the Manager and PGIM Quantitative Solutions may, at any time in their sole discretion, rebalance the Portfolio’s investments to cause its composition to match the asset allocation and underlying portfolio weights.

AST capital growth asset allocation Portfolio
Investment Objective: to obtain the highest potential total return consistent with the Portfolio's specified level of risk tolerance.
Principal Investment Policies: The asset allocation strategy is determined by the Manager and PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions), the subadviser to the Portfolio. As a general matter, PGIM Quantitative Solutions begins by constructing a neutral allocation for the Portfolio. Each neutral allocation initially divides the assets for the Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI Europe, Australasia and the Far East (EAFE) Index, and the Bloomberg US Aggregate Index. The neutral allocation will emphasize investments in the equity asset class. The selection of specific combinations of underlying portfolios for the Portfolio generally will be determined by the Manager. The Manager will employ various quantitative and qualitative research methods to establish weighted combinations of underlying portfolios that are consistent with the neutral allocation for the Portfolio. PGIM Quantitative Solutions will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, PGIM Quantitative Solutions will further adjust the neutral allocation and the preliminary underlying portfolio weights for the Portfolio based upon its views on certain factors.
PGIM Quantitative Solutions employs a two-tiered approach to allocating Portfolio assets across the various investment categories, sub-categories, and the Subadvisers. First, PGIM Quantitative Solutions analyzes the macro-economic landscape, the capital markets, and the related implications for investment strategy. Second, PGIM Quantitative Solutions draws on its understanding of the strategies used by the other Subadvisers to determine which advisers are expected to perform best under the prevailing macro-economic landscape. The allocations are reviewed by PGIM Quantitative Solutions periodically and may be altered or adjusted by PGIM Quantitative Solutions without prior notice. Such adjustments will be reflected in the annual update to the prospectus.
The Portfolio’s asset allocation generally provides for an allotment of approximately (i) 75% of Portfolio assets to a combination of domestic and international equity strategies and an allotment of approximately (ii) 25% of Portfolio assets to a combination of US fixed income, global hedged bond, and emerging market bond investment strategies.
PGIM Quantitative Solutions directly manages the Portfolio’s liquidity strategy. The Portfolio allocates approximately 15-25% of its net assets to the liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio’s asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy also invests in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process. To achieve its investment strategies, the Portfolio may invest in other pooled investment vehicles, including, without limitation, open-end or closed-end investment companies, ETFs, unit investment trusts, domestic or foreign private investment pools (including investment companies not registered under the 1940 Act, such as “hedge funds”) (collectively referred to as underlying portfolios).
In addition to the Portfolio’s investment in those underlying portfolios, the Portfolio may also invest its assets in the AST PGIM Fixed Income Central Portfolio (the PGIM Central Portfolio). The PGIM Central Portfolio is a special type of investment vehicle for sole use by certain asset allocation portfolios, including the Portfolio. The PGIM Central Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in investment grade bonds. Rather than buy bonds directly, the Portfolio may invest in the PGIM Central Portfolio. Under normal circumstances, the Portfolio will invest up to 25% of its assets in underlying portfolios other than the

PGIM Central Portfolio. The Portfolio may also invest without limit in the PGIM Central Portfolio. The remainder of the Portfolio’s assets will be managed directly by subadvisers to the Portfolio. Those percentages and allocations are subject to change by the Manager and PGIM Quantitative Solutions.
The Manager has retained the Subadvisers listed below to directly manage the assets allocated to the indicated investment categories and strategies.
Quantitative Equity Segment (PGIM Quantitative Solutions). PGIM Quantitative Solutions’ quantitative equity investment strategy employs a quantitatively driven, fundamentally-based investment process. The stock selection process utilizes an adaptive model that evaluates stocks differently based on their growth expectations. PGIM Quantitative Solutions constructs portfolios that seek to maximize the Portfolio’s investment in the most attractive stocks identified by the model subject to risk constraints.
The quantitative equity segment of the Portfolio is invested in a broadly diversified portfolio of global (including emerging markets) equity and equity-related securities across all market capitalizations. Equity and equity-related securities include common and preferred stock, ETFs, securities convertible into common stock, depositary receipts, securities having common stock characteristics, futures contracts (generally collateralized with Treasury Bills), and other derivative instruments whose value is based on common stock, such as rights, warrants, swaps or options to purchase common stock.
OVERLAY (PGIM Quantitative Solutions). Included in the directly managed portion is an overlay strategy for liquidity and asset allocation purposes. The Portfolio allocates approximately 15-25% of its net assets to the overlay strategy, which is employed through an overlay sleeve. The overlay strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio’s asset levels, liquidity, and asset allocations. The overlay strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The overlay strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The overlay strategy may also invest in ETFs (ETFs) for additional exposure to relevant markets. The overlay strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
Fundamental Equity Segment (Jennison). Jennison’s investment strategy is based on rigorous internal fundamental research and a highly interactive investment process. Jennison uses a bottom-up approach to stock selection. This means that Jennison’s investment team selects securities on a company-by-company basis using fundamental analysis to identify companies with some or all of the following: projected high long-term earnings growth, positive earnings revision trends, strong or improving revenue growth, high or improving returns on equity and invested capital, and sufficient trading liquidity.
The fundamental equity segment of the Portfolio is invested in a broadly diversified portfolio of global (including emerging markets) equity and equity-related securities across all market capitalizations. Equity and equity-related securities include common and preferred stock, ETFs, securities convertible into common stock, depositary receipts, securities having common stock characteristics, futures contracts (generally collateralized with Treasury Bills), and other derivative instruments whose value is based on common stock, such as rights, warrants, swaps or options to purchase common stock.
Fixed Income Segment (PGIM Fixed Income). The fixed income segment of the Portfolio invests in a broadly diversified portfolio of global fixed income securities (including emerging markets and non-dollar denominated issued) and fixed income related securities. The fixed income segment of the Portfolio invests, under normal circumstances, at least 80% of its net assets of its investable assets in debt obligations that are rated investment grade by the major ratings services, or, if unrated, considered to be of comparable quality by the subadviser. Likewise, the fixed income segment of the Portfolio may invest up to 20% of its net assets in high-yield/high-risk debt securities

(commonly known as “junk bonds”). The Portfolio may also invest up to 20% of the assets in the fixed income segment in collateralized debt obligations. Depending on the amount of its investment in CDOs, the Portfolio’s risk profile may be lower or higher than peer funds that invest in such securities. PGIM Fixed Income takes into account the effect of such investments on the Portfolio’s risk profile when choosing to invest in CDOs.
In managing the fixed income segment of the Portfolio, PGIM Fixed Income uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, PGIM Fixed Income develops views on economic, policy, and market trends by continually evaluating economic data that affects the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into PGIM Fixed Income’s bottom-up research which informs security selection. In its bottom-up research, PGIM Fixed Income develops an internal rating and outlook on issuers. The rating and outlook are determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage.
PGIM Fixed Income may also consider factors such as yield, spread and potential for price appreciation as well as credit quality, maturity, and risk. PGIM Fixed Income may invest in a security based upon the expected total return rather than the yield of such security. PGIM Fixed Income may also utilize proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management.
EQUITY INCOME (J.P. Morgan). This strategy seeks to invest at least 80% of its assets in income-producing equity and equity-related securities. Equity and equity-related securities include common stocks, securities convertible or exchangeable for common stock or the cash value of such common stock, nonconvertible preferred stocks and convertible securities, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures including partnerships and joint ventures and business development companies, securities of real estate investment trusts (REITs) and income and royalty trusts, publicly-traded master limited partnerships, American Depositary Receipts (ADRs) and other similar securities. The strategy may also participate in the initial public offering (IPO) market. The strategy seeks to identify attractively valued companies that exhibit solid cash flow growth and reliable/predictable earnings and revenue to produce attractive levels of dividend income.
J.P. Morgan employs a fundamental bottom-up stock selection process to invest in common stock of corporations that regularly pay dividends and have favorable long-term fundamental characteristics. Because yield is a key consideration in selecting securities, the strategy may purchase stocks of companies that are out of favor in the financial community and, therefore, are selling below what J.P. Morgan believes to be their long-term investment value. J.P. Morgan seeks to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. These determinations may not be conclusive, and securities of such issuers may be purchased and retained by the strategy.
US LARGE CAP CORE EQUITY (J.P. Morgan). This strategy seeks to invests at least 80% of its assets in equity and equity-related securities of large-capitalization companies. Equity and equity-related securities include common and preferred stock, ETFs, securities convertible into common stock, securities having common stock characteristics, futures contracts and other derivative instruments whose value is based on common stock, such as rights, warrants or options to purchase common stock.
J.P. Morgan’s strategy follows a multi-step process. Within each sector, the strategy focuses on those equity securities that it considers most undervalued and seeks to outperform the S&P 500 through superior stock selection. By emphasizing undervalued equity securities, the strategy seeks to produce returns that exceed those of the S&P 500 Index. In managing the strategy, J.P. Morgan employs a three-step process that combines research, valuation and stock selection. In addition, J.P. Morgan buys and sells equity securities, using the research and valuation rankings as a basis. In general, J.P. Morgan buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria: (i) catalysts that could trigger a rise in a stock’s price, (ii) high potential reward compared to potential risk; and (iii) temporary mispricings caused by apparent market overreactions.

INTERNATIONAL EQUITY (MFS). MFS actively identifies potential investments based on fundamental and quantitative analysis and then constructs a portfolio from these potential investments while managing various risk factors (e.g., issuer, industry, and sector weightings, market capitalization, and volatility) compared to the MSCI All Country World (ex-US) Index, which represents the MFS sleeve's (or “portfolio”) investment universe. MFS normally invests its sleeve primarily in equity securities. MFS normally invests its sleeve's assets primarily in foreign securities, including emerging market securities. In selecting investments for its sleeve, MFS is not constrained by any particular investment style. MFS may invest the sleeve's assets in the stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies MFS believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. While MFS may invest the sleeve's assets in securities of companies of any size, MFS primarily invests in securities of companies with large capitalizations. MFS normally invests the sleeve's assets across different industries, sectors, countries, and regions, but MFS may invest a significant percentage of the sleeve's assets in issuers in a single industry, sector, country, or region.
MFS uses an active bottom-up approach to buying and selling investments for its sleeve. Investments are selected primarily based on blending fundamental and quantitative research. MFS uses fundamental analysis of individual issuers and their potential in light of their financial condition and market, economic, political, and regulatory conditions to determine a fundamental rating for an issuer. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. MFS uses quantitative analysis, including quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, to determine a quantitative rating for an issuer. MFS combines the fundamental rating with the quantitative rating to create a blended rating for an issuer. When an MFS fundamental rating is not available, MFS treats the issuer as having a neutral fundamental rating. (MFS quantitative research generates ratings on a greater number of issuers than MFS fundamental research.)
MFS constructs the portfolio using a portfolio optimization process that considers the blended rating, as well as issuer, industry, and sector weightings, market capitalization, volatility, and other factors. The portfolio managers have the discretion to adjust the inputs and parameters used in the optimization process and the sleeve's portfolio holdings based on factors such as the desired portfolio characteristics and the portfolio managers’ qualitative assessment of the optimization results. MFS' goal is to construct an actively managed portfolio with a target predicted tracking error of approximately 2% compared to the MSCI All Country World (ex-US) Index. Tracking error generally measures how the differences between the portfolio's returns and the MSCI All Country World (ex-US) Index's returns have varied over a period of time. A lower tracking error means that there is generally less variation between the portfolio's returns compared to an index that represents the portfolio's investment universe. Third-party quantitative risk models are used in the portfolio construction process and to measure the predicted tracking error of the portfolio.
GLOBAL BOND (Wellington Management). This strategy seeks to generate excess returns through the combination of lowly correlated investment strategies developed by highly specialized investors. Each investor has a specialized area of focus which is sector, region, or investment style based. The investment universe includes fixed income securities denominated in various currencies and issued by government, government-related, corporate, and securitized issuers from around the world. The team-based structure of the approach helps to ensure that portfolios are highly diversified which leads to more consistent risk-adjusted returns in a variety of market environments.
Generally, the Manager and PGIM Quantitative Solutions currently expect the assets of the Portfolio will be invested as set forth in the table below:
Approximate Net Assets Allocated to Investing Primarily in Equity Securities	Approximate Net Assets Allocated to Investing Primarily in Debt Securities and Money Market Instruments
75% (generally range from 67.5%-80.0%)	25% (generally range from 20.0%-32.5%)
The Manager and PGIM Quantitative Solutions currently expect that any changes to the asset allocation and underlying portfolio weights will be effected within the above-referenced ranges. Consistent with the Portfolio’s principal investment policies, the Manager and PGIM Quantitative Solutions may, however, change the asset allocation and underlying portfolio weights both within and beyond such above-referenced ranges at any time in their sole discretion. In addition, the Manager and PGIM Quantitative Solutions may, at any time in their sole discretion, rebalance the Portfolio’s investments to cause its composition to match the asset allocation and underlying portfolio weights.
AST preservation asset allocation Portfolio
Investment Objective: to obtain the highest potential total return consistent with the Portfolio's specified level of risk tolerance.
Principal Investment Policies: The asset allocation strategy is determined by the Manager and PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions), the subadviser to the Portfolio. As a general matter, PGIM Quantitative Solutions begins by constructing a neutral allocation for the Portfolio. Each neutral allocation initially divides the assets for the Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI Europe, Australasia and the Far East (EAFE) Index, and the Bloomberg US Aggregate Index. The neutral allocation will emphasize investments in the equity asset class. The selection of specific combinations of underlying portfolios for the Portfolio generally will be determined by the Manager. The Manager will employ various quantitative and qualitative research methods to establish weighted combinations of underlying portfolios that are consistent with the neutral allocation for the Portfolio. PGIM Quantitative Solutions will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, PGIM Quantitative Solutions will further adjust the neutral allocation and the preliminary underlying portfolio weights for the Portfolio based upon its views on certain factors.
PGIM Quantitative Solutions employs a two-tiered approach to allocating Portfolio assets across the various investment categories, sub-categories, and the Subadvisers. First, PGIM Quantitative Solutions analyzes the macro-economic landscape, the capital markets, and the related implications for investment strategy. Second, PGIM Quantitative Solutions draws on its understanding of the strategies used by the other Subadvisers to determine which advisers are expected to perform best under the prevailing macro-economic landscape. The allocations are reviewed by PGIM Quantitative Solutions periodically and may be altered or adjusted by PGIM Quantitative Solutions without prior notice. Such adjustments will be reflected in the annual update to the prospectus.
The Portfolio’s asset allocation generally provides for an allotment of approximately (i) 35% of Portfolio assets to a combination of domestic and international equity strategies and an allotment of approximately (ii) 65% of Portfolio assets to a combination of US fixed income, global hedged bond, and emerging market bond investment strategies.
PGIM Quantitative Solutions directly manages the Portfolio’s liquidity strategy. The Portfolio allocates approximately 15-25% of its net assets to the liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio’s asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy also invests in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process. To achieve its investment strategies, the Portfolio may invest in other pooled investment vehicles, including, without limitation, open-end or closed-end investment companies, ETFs, unit investment trusts, domestic or foreign private investment pools (including investment companies not registered under the 1940 Act, such as “hedge funds”) (collectively referred to as underlying portfolios).

In addition to the Portfolio’s investment in those underlying portfolios, the Portfolio may also invest its assets in the AST PGIM Fixed Income Central Portfolio (the PGIM Central Portfolio). The PGIM Central Portfolio is a special type of investment vehicle for sole use by certain asset allocation portfolios, including the Portfolio. The PGIM Central Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in investment grade bonds. Rather than buy bonds directly, the Portfolio may invest in the PGIM Central Portfolio. Under normal circumstances, the Portfolio will invest up to 25% of its assets in underlying portfolios other than the PGIM Central Portfolio. The Portfolio may also invest without limit in the PGIM Central Portfolio. The remainder of the Portfolio’s assets will be managed directly by subadvisers to the Portfolio. Those percentages and allocations are subject to change by the Manager and PGIM Quantitative Solutions.
The Manager has retained the Subadvisers listed below to directly manage the assets allocated to the indicated investment categories and strategies.
Quantitative Equity Segment (PGIM Quantitative Solutions). PGIM Quantitative Solutions’ quantitative equity investment strategy employs a quantitatively driven, fundamentally-based investment process. The stock selection process utilizes an adaptive model that evaluates stocks differently based on their growth expectations. PGIM Quantitative Solutions constructs portfolios that seek to maximize the Portfolio’s investment in the most attractive stocks identified by the model subject to risk constraints.
The quantitative equity segment of the Portfolio is invested in a broadly diversified portfolio of global (including emerging markets) equity and equity-related securities across all market capitalizations. Equity and equity-related securities include common and preferred stock, ETFs, securities convertible into common stock, depositary receipts, securities having common stock characteristics, futures contracts (generally collateralized with Treasury Bills), and other derivative instruments whose value is based on common stock, such as rights, warrants, swaps or options to purchase common stock.
Overlay (PGIM Quantitative Solutions). Included in the directly managed portion is an overlay strategy for liquidity and asset allocation purposes. The Portfolio allocates approximately 15-25% of its net assets to the overlay strategy, which is employed through an overlay sleeve. The overlay strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio’s asset levels, liquidity, and asset allocations. The overlay strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The overlay strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The overlay strategy may also invest in ETFs (ETFs) for additional exposure to relevant markets. The overlay strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.
Fundamental Equity Segment (Jennison). Jennison’s investment strategy is based on rigorous internal fundamental research and a highly interactive investment process. Jennison uses a bottom-up approach to stock selection. This means that Jennison’s investment team selects securities on a company-by-company basis using fundamental analysis to identify companies with some or all of the following: projected high long-term earnings growth, positive earnings revision trends, strong or improving revenue growth, high or improving returns on equity and invested capital, and sufficient trading liquidity.
The fundamental equity segment of the Portfolio is invested in a broadly diversified portfolio of global (including emerging markets) equity and equity-related securities across all market capitalizations. Equity and equity-related securities include common and preferred stock, ETFs, securities convertible into common stock, depositary receipts, securities having common stock characteristics, futures contracts (generally collateralized with Treasury Bills), and other derivative instruments whose value is based on common stock, such as rights, warrants, swaps or options to purchase common stock.

Fixed Income Segment (PGIM Fixed Income). The fixed income segment of the Portfolio invests in a broadly diversified portfolio of global fixed income securities (including emerging markets and non-dollar denominated issued) and fixed income related securities. The fixed income segment of the Portfolio invests, under normal circumstances, at least 80% of its net assets of its investable assets in debt obligations that are rated investment grade by the major ratings services, or, if unrated, considered to be of comparable quality by the subadviser. Likewise, the fixed income segment of the Portfolio may invest up to 20% of its net assets in high-yield/high-risk debt securities (commonly known as “junk bonds”). The Portfolio may also invest up to 20% of the assets in the fixed income segment in collateralized debt obligations. Depending on the amount of its investment in CDOs, the Portfolio’s risk profile may be lower or higher than peer funds that invest in such securities. PGIM Fixed Income takes into account the effect of such investments on the Portfolio’s risk profile when choosing to invest in CDOs.
In managing the fixed income segment of the Portfolio, PGIM Fixed Income uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, PGIM Fixed Income develops views on economic, policy, and market trends by continually evaluating economic data that affects the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into PGIM Fixed Income’s bottom-up research which informs security selection. In its bottom-up research, PGIM Fixed Income develops an internal rating and outlook on issuers. The rating and outlook are determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage.
PGIM Fixed Income may also consider factors such as yield, spread and potential for price appreciation as well as credit quality, maturity, and risk. PGIM Fixed Income may invest in a security based upon the expected total return rather than the yield of such security. PGIM Fixed Income may also utilize proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management.
Equity Income (J.P. Morgan). This strategy seeks to invest at least 80% of its assets in income-producing equity and equity-related securities. Equity and equity-related securities include common stocks, securities convertible or exchangeable for common stock or the cash value of such common stock, nonconvertible preferred stocks and convertible securities, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures including partnerships and joint ventures and business development companies, securities of real estate investment trusts (REITs) and income and royalty trusts, publicly-traded master limited partnerships, American Depositary Receipts (ADRs) and other similar securities. The strategy may also participate in the initial public offering (IPO) market. The strategy seeks to identify attractively valued companies that exhibit solid cash flow growth and reliable/predictable earnings and revenue to produce attractive levels of dividend income.
J.P. Morgan employs a fundamental bottom-up stock selection process to invest in common stock of corporations that regularly pay dividends and have favorable long-term fundamental characteristics. Because yield is a key consideration in selecting securities, the strategy may purchase stocks of companies that are out of favor in the financial community and, therefore, are selling below what J.P. Morgan believes to be their long-term investment value. J.P. Morgan seeks to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. These determinations may not be conclusive, and securities of such issuers may be purchased and retained by the strategy.
US Large Cap Core Equity (J.P. Morgan). This strategy seeks to invests at least 80% of its assets in equity and equity-related securities of large-capitalization companies. Equity and equity-related securities include common and preferred stock, ETFs, securities convertible into common stock, securities having common stock characteristics, futures contracts and other derivative instruments whose value is based on common stock, such as rights, warrants or options to purchase common stock.
J.P. Morgan’s strategy follows a multi-step process. Within each sector, the strategy focuses on those equity securities that it considers most undervalued and seeks to outperform the S&P 500 through superior stock selection. By emphasizing undervalued equity securities, the strategy seeks to produce returns that exceed those of the S&P 500

Index. In managing the strategy, J.P. Morgan employs a three-step process that combines research, valuation and stock selection. In addition, J.P. Morgan buys and sells equity securities, using the research and valuation rankings as a basis. In general, J.P. Morgan buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria: (i) catalysts that could trigger a rise in a stock’s price, (ii) high potential reward compared to potential risk; and (iii) temporary mispricings caused by apparent market overreactions.
International Equity (MFS). MFS actively identifies potential investments based on fundamental and quantitative analysis and then constructs a portfolio from these potential investments while managing various risk factors (e.g., issuer, industry, and sector weightings, market capitalization, and volatility) compared to the MSCI All Country World (ex-US) Index, which represents the MFS sleeve's (or “portfolio”) investment universe. MFS normally invests its sleeve primarily in equity securities. MFS normally invests its sleeve's assets primarily in foreign securities, including emerging market securities. In selecting investments for its sleeve, MFS is not constrained by any particular investment style. MFS may invest the sleeve's assets in the stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies MFS believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. While MFS may invest the sleeve's assets in securities of companies of any size, MFS primarily invests in securities of companies with large capitalizations. MFS normally invests the sleeve's assets across different industries, sectors, countries, and regions, but MFS may invest a significant percentage of the sleeve's assets in issuers in a single industry, sector, country, or region.
MFS uses an active bottom-up approach to buying and selling investments for its sleeve. Investments are selected primarily based on blending fundamental and quantitative research. MFS uses fundamental analysis of individual issuers and their potential in light of their financial condition and market, economic, political, and regulatory conditions to determine a fundamental rating for an issuer. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. MFS uses quantitative analysis, including quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, to determine a quantitative rating for an issuer. MFS combines the fundamental rating with the quantitative rating to create a blended rating for an issuer. When an MFS fundamental rating is not available, MFS treats the issuer as having a neutral fundamental rating. (MFS quantitative research generates ratings on a greater number of issuers than MFS fundamental research.)
MFS constructs the portfolio using a portfolio optimization process that considers the blended rating, as well as issuer, industry, and sector weightings, market capitalization, volatility, and other factors. The portfolio managers have the discretion to adjust the inputs and parameters used in the optimization process and the sleeve's portfolio holdings based on factors such as the desired portfolio characteristics and the portfolio managers’ qualitative assessment of the optimization results. MFS' goal is to construct an actively managed portfolio with a target predicted tracking error of approximately 2% compared to the MSCI All Country World (ex-US) Index. Tracking error generally measures how the differences between the portfolio's returns and the MSCI All Country World (ex-US) Index's returns have varied over a period of time. A lower tracking error means that there is generally less variation between the portfolio's returns compared to an index that represents the portfolio's investment universe. Third-party quantitative risk models are used in the portfolio construction process and to measure the predicted tracking error of the portfolio.
Global Bond (Wellington Management). This strategy seeks to generate excess returns through the combination of lowly correlated investment strategies developed by highly specialized investors. Each investor has a specialized area of focus which is sector, region, or investment style based. The investment universe includes fixed income securities denominated in various currencies and issued by government, government-related, corporate, and securitized issuers from around the world. The team-based structure of the approach helps to ensure that portfolios are highly diversified which leads to more consistent risk-adjusted returns in a variety of market environments.
Generally, the Manager and PGIM Quantitative Solutions currently expect the assets of the Portfolio will be invested as set forth in the table below:

Approximate Net Assets Allocated to Investing Primarily in Equity Securities	Approximate Net Assets Allocated to Investing Primarily in Debt Securities and Money Market Instruments
35% (generally range from 27.5%-42.5%)	65% (generally range from 57.5%-72.5%)
The Manager and PGIM Quantitative Solutions currently expect that any changes to the asset allocation and underlying portfolio weights will be effected within the above-referenced ranges. Consistent with the Portfolio’s principal investment policies, the Manager and PGIM Quantitative Solutions may, however, change the asset allocation and underlying portfolio weights both within and beyond such above-referenced ranges at any time in their sole discretion. In addition, the Manager and PGIM Quantitative Solutions may, at any time in their sole discretion, rebalance the Portfolio’s investments to cause its composition to match the asset allocation and underlying portfolio weights.

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
Additional Investments & Strategies
In addition to the principal investment strategies described above, a Portfolio may invest in the following types of securities and/or use the following investment strategies to increase returns or protect Portfolio assets if market conditions warrant.
American Depositary Receipts (ADRs)—Certificates representing the right to receive foreign securities that have been deposited with a US bank or a foreign branch of a US bank.
Asset-Backed Securities—An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans, or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.
Collateralized Debt Obligations (CDOs)—A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.
Collateralized Loan Obligations (CLOs)—A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, as well as loans rated below investment grade or equivalent unrated loans. The risks of an investment in a CLO depend largely on the quality of the underlying loans and may be classified by the Portfolio as illiquid investments.
Convertible Debt and Convertible Preferred Stock—A convertible security is a security—for example, a bond or preferred stock—that may be converted into common stock, the cash value of common stock, or some other security of the same or different issuer. The convertible security sets the price, quantity of shares, and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer—through their conversion mechanism—the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.
Credit Default Swaps—In a credit default swap, a Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.
Credit-Linked Securities—Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. A Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.
Depositary Receipts—A Portfolio may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (EDRs) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (GDRs) are receipts issued throughout the world that evidence a similar arrangement.

Generally, ADRs and ADSs, in registered form, are designed for use in the US securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Portfolio may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into or for which they may be converted or exchanged.
Derivatives—A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest—a security, market index, currency, interest rate, or some other benchmark—will go up or down at some future date. A Portfolio may use derivatives to try to reduce risk or to increase return consistent with the Portfolio's overall investment objective or to achieve investment and economic exposure to certain securities and investments. A Subadviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives used may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.
Dollar Rolls—Dollar rolls involve the sale by a Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar—but not necessarily the same—security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale. In a dollar roll, the Portfolio takes the risk that: (i) the market price of the mortgage-backed securities will drop below their future repurchase price; (ii) the securities that it repurchases at a later date will have less favorable market characteristics; (iii) the other party to the agreement will not be able to perform; (iv) the roll adds leverage to the Portfolio; and (v) the roll increases the Portfolio's sensitivity to interest rate changes. In addition, investments in dollar rolls may increase the portfolio turnover rate of the Portfolio.
Energy Companies—Companies that are involved in oil or gas exploration, production, refining or marketing, or any combination of the above are greatly affected by the prices and supplies of raw materials such as oil or gas. The earnings and dividends of energy companies can fluctuate significantly as a result of international economics, politics and regulation.
Equity Swaps—In an equity swap, a Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.
Event-Linked Bonds—Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose a Portfolio to certain unanticipated risks including credit risk, and adverse regulatory or jurisdictional interpretations. Event-linked bonds may also be subject to liquidity risk.
Exchange-Traded Funds (ETFs)— If a Portfolio’s principal investment strategy indicates that the Portfolio invests in ETFs, the Portfolio may invest more of its total assets in ETFs under normal market conditions.
An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies and policies. The price of an ETF can fluctuate up or down, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers’’ (which are tied to large decreases in stock prices) halts stock trading generally.
An allocation to ETFs managed by an affiliate results in incremental revenues to Prudential. To the extent a Portfolio subadviser invests in an affiliated ETF that is managed by PGIM Investments, PGIM Investments will waive its management fee in an amount equal to the underlying ETF’s management/advisory fee. Further, if the subadviser to the Portfolio also subadvises the affiliated ETF, the subadviser will waive its subadvisory fee in an amount equal to the underlying ETF’s subadvisory fee.
Financial Services Companies—Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company’s profitability, and therefore its stock price, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.
Foreign Currency Forward Contracts—A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to ”lock-in“ the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an ”offsetting“ contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.
Futures Contracts—A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant approximately 5% of the contract amount. This is known as the ”initial margin.“ Every day during the futures contract, either the buyer or the seller will make payments of ”variation margin.“ In other words, if the value of the underlying security, index or interest rate increases, then the seller will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the seller would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.
Global Depositary Receipts (GDRs)—GDRs are receipts issued by a non-US financial institution evidencing ownership of underlying foreign securities and are usually denominated in foreign currencies. They may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in the foreign securities markets. Investments in GDRs involve certain risks unique to foreign investments. These risks are set forth in the section entitled “Foreign Investment Risk” in the Principal Risks section below.

Healthcare Technology Companies—These companies will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. In addition, this industry is characterized by competition and rapid technological developments that may make a company’s products or services obsolete in a short period of time.
Illiquid Investments—An “illiquid investment” is an investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Each Portfolio (other than the AST Government Money Market Portfolio ) may not acquire any “illiquid investment” if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. The AST Government Money Market Portfolio  may invest up to 5% of its net assets in illiquid investments. Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and that may be determined to be liquid pursuant to procedures adopted by the Trust on behalf of the Portfolios. Those securities are not subject to the 15% and 5% limits. The 15% and 5% limits are applied as of the date the Portfolio purchases an illiquid investment. In the event the market value of a Portfolio's (other than the AST Government Money Market Portfolio ) illiquid investments exceeds the 15% limit due to an increase in the aggregate value of its illiquid investments and/or a decline in the aggregate value of its other investments, the Portfolio must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. If the AST Government Money Market Portfolio  were to exceed the 5% limit, the subadviser(s) would take prompt action to reduce the Portfolio’s holdings in illiquid investments to no more than 5% of its net assets, as required by applicable law.
Inflation-Indexed Securities—Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors, such as a Portfolio, do not receive their principal until maturity.
Interest Rate Swaps—In an interest rate swap, a Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. See also “Swaps” defined below.
Investments in Affiliated Funds—A Portfolio may invest its assets in affiliated funds, as an efficient means to gain exposure to certain asset classes or investment strategies when carrying out its investment strategies. Such underlying affiliated funds are registered investment companies under the 1940 Act. A Portfolio can invest its free cash balances in the underlying affiliated funds to obtain income on short-term cash balances while awaiting attractive investment opportunities, to provide liquidity in preparation for anticipated redemptions, for defensive purposes, or as an efficient means to gain exposure to certain asset classes or investment strategies when carrying out its investment strategies. Such an investment could also allow a Portfolio to obtain the benefits of a more diversified portfolio available in the affiliated funds than might otherwise be available through direct investments in those asset classes, and will subject the Portfolio to the risks associated with the particular asset class. As a shareholder in underlying affiliated funds, a Portfolio will pay its proportional share of the expenses of such underlying affiliated funds. Management fees of either a Portfolio or an affiliated fund in which it invests, as applicable, will be waived, so that shareholders of the Portfolio are not paying management fees of both the Portfolio and the underlying affiliated fund. The investment results of the portions of a Portfolio’s assets invested in underlying affiliated funds will be based on the investment results of such underlying affiliated funds.
Joint Repurchase Account—In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments—Loans are privately negotiated between a corporate borrower and one or more financial institutions. A Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that a Portfolio sells the loan.
In assignments, a Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.
Master Limited Partnerships (MLPs)—MLP investments may include, but are not limited to: MLPs structured as LPs or LLCs; MLPs that are taxed as “C” corporations for US federal income tax purposes; I-Units issued by MLP affiliates; parent companies of MLPs; shares of companies owning MLP general partnership interests and other securities representing indirect beneficial ownership interests in MLP common units; “C” corporations that hold significant interests in MLPs; and other equity and fixed income securities and derivative instruments, including pooled investment vehicles and exchange traded products, that provide exposure to MLP investments. MLPs generally own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining, or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy related equipment or services. A Portfolio’s MLP investments may be of any capitalization size.
Mortgage-Related Securities—Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable-rate mortgages. The Portfolios may invest in mortgage-related securities issued and guaranteed by the US Government or its agencies and mortgage-backed securities issued by government sponsored enterprises (GSEs) such as Fannie Mae, Ginnie Mae and Freddie Mac. GSE debt may not be backed by the full faith and credit of the United States. The Portfolios may also invest in private mortgage-related securities that are not guaranteed by US Governmental entities yet generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default. The Portfolios may invest in mortgage-related securities that are backed by a pool or pools of loans that are originated and/or serviced by an entity affiliated with the investment manager or subadviser(s).
Mortgage-related securities include CMO’s, multi-class pass through securities and stripped mortgage-backed securities. A CMO is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, US Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.
Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. An MBS strip may be issued by US Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.
Non-Voting Depositary Receipts (NVDRs)—NVDRs are listed securities on the Stock Exchange of Thailand through which investors receive the same financial benefits as those who invest directly in a company’s ordinary shares; however, unlike ordinary shareholders, NVDR holders cannot be involved in company decision-making. NVDRs are designed for use in the Thailand securities market. Investments in NVDRs involve certain risks unique to foreign investments. These risks are set forth in the section entitled “Foreign Investment Risk” in the Principal Risks section below.

Options—A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified “multiplier.” Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.
Participation Notes (P-Notes)—P-Notes are a type of equity-linked derivative that generally are traded over-the-counter. Even though a P-Note is intended to reflect the performance of the underlying equity securities, the performance of a P-Note will not replicate exactly the performance of the issuers or markets that the P-Note seeks to replicate due to transaction costs and other expenses. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities. In addition, P-Notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the P-Notes will not fulfill its contractual obligation to complete the transaction with a Portfolio.
Prepayment—Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When a Portfolio reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security, potentially lowering the Portfolio’s income, yield and its distributions to shareholders. Securities subject to prepayment may offer less potential for gains during a declining interest rate environment and have greater price volatility. Prepayment risk is greater in periods of falling interest rates.
Private Investments in Public Equity (PIPEs)—A PIPE is an equity security in a private placement that is issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and a Portfolio cannot freely trade the securities. Generally, such restrictions and other relevant market, trading and investment-specific considerations cause the PIPEs to be classified as illiquid investments during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.
Real Estate Investment Trusts (REITs)—A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.
Repurchase Agreements—In a repurchase transaction, a Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.
Reverse Repurchase Agreements—In a reverse repurchase transaction, a Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales—In a short sale, a Portfolio sells a security it does not own to take advantage of an anticipated decline in the stock's price. A Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results. A Portfolio that sells a security short in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price and then return the amount borrowed with interest. In contrast, when a Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. A Portfolio that enters into short sales exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited. Although a Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.
Short Sales Against-the-Box—A short sale against-the-box involves selling a security that a Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.
Swap Options—A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.
Swaps—Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps, and Total Return Swaps are four types of swap agreements.
Temporary Defensive Investments—In response to adverse or unstable market, economic, political, or other conditions or to satisfy redemptions, a Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities, or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of money market or short-term bond funds. Investing heavily in these securities may limit a Portfolio’s ability to pursue or achieve its investment objective and could reduce the benefit to the Portfolio from any upswing in the market, but can help to preserve the value of the Portfolio’s assets during adverse or unstable environments. The use of temporary defensive investments may be inconsistent with a Portfolio’s investment objective.
Total Return Swaps—In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.
Unrated Debt Securities—Unrated debt securities may be determined by the Manager to be of comparable quality to rated securities which a Portfolio may purchase. In making ratings determinations, the Manager may take into account different factors than those taken into account by rating agencies, and the Manager’s rating of a security may differ from the rating that a rating agency may have given the same security. Unrated debt securities may pay a higher interest rate than such rated debt securities and be subject to a greater risk of decreased liquidity or price changes. Less public information is typically available about unrated securities or issuers.
Utilities Industry—Utility company equity securities, which are generally purchased for their dividend yield, historically have been sensitive to interest rate movements: when interest rates have risen, the stock prices of these companies have tended to fall. In some states, utility companies and their rates are regulated; other states have moved to deregulate such companies thereby causing non-regulated companies’ returns to generally be more volatile and more sensitive to changes in revenue and earnings. Certain utilities companies face risks associated with the operation of nuclear facilities for electric generation, including, among other considerations, litigation, the problems associated with the use of radioactive materials and the effects of natural or man-made disasters. In general, all utility companies may face additional regulation and litigation regarding their power plant operations; increased costs from new or greater regulation of these operations; the need to purchase expensive emissions control equipment or new operations due to regulations; and the availability and cost of fuel, all of which may lower their earnings.
When-Issued and Delayed Delivery Securities—With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

PRINCIPAL RISKS
An investment or type of security specifically identified in this Prospectus generally reflects a principal investment. A Portfolio also may invest in or use certain other types of investments and investing techniques that are described in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment. The risks identified below are the principal risks of investing in the Portfolios. The Summary section for each Portfolio lists the principal risks applicable to that Portfolio. This section provides more detailed information about each risk. Each Portfolio may be subject to additional risks other than those identified and described below because the types of investments made by a Portfolio can change over time. The order of the below risk factors does not indicate the significance of any particular risk factor. For Portfolios that invest in a combination of underlying investment companies and other underlying portfolios, a Portfolio may be exposed to these risks directly through securities and other investments held directly by the Portfolio or indirectly through investments made by underlying portfolios in which the Portfolio invests, which may include a Central Portfolio.
All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios cannot guarantee success.
In addition, each Portfolio reserves the right to discontinue offering shares at any time, to merge or reorganize itself, or to cease operations and liquidate at any time.
Adjustable and Floating-Rate Securities Risk. The value of adjustable and floating-rate securities may lag behind the value of fixed-rate securities when interest rates change. Adjustable and floating rate securities generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as quickly as interest rates in general. Conversely, adjustable and floating-rate securities generally will not increase in value as much as fixed rate debt instruments if interest rates decline. Adjustable and floating-rate securities are also subject to credit risk, market risk, and interest rate risk. In addition, the absence of an active market for these securities could make it difficult for the Portfolio to dispose of them if the issuer defaults.
Asset Allocation Risk. A Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause a Portfolio to underperform other funds with a similar investment objective. Funds that have a larger allocation to equity securities relative to their fixed income allocation will tend to be more closely aligned with funds investing a greater portion of assets in equity securities than with funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value. It is possible that judgments about the attractiveness, value, and potential performance of those various asset classes and market sectors may prove to be incorrect and may not anticipate actual market movements or the impact of economic conditions generally. Any given investment strategy may fail to produce the intended results, and a Portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities primarily are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans on residential and/or commercial real estate. Asset-backed and mortgage-backed securities are subject to interest rate risk, credit risk, and liquidity risk, which are further described under Fixed Income Securities Risk.
Asset-backed and mortgage-backed securities may also be subject to prepayment and extension risks. In a period of declining interest rates, borrowers may repay principal on mortgages or other loan obligations underlying a security more quickly than anticipated, which may require a Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates (prepayment risk). In a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent a Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates (extension risk). The more a Portfolio invests in longer-term asset-backed securities, the more likely it will be affected by changes in interest rates, which may result in lower than anticipated yield-to-maturity and expected returns as well as reduced market value of such securities.
Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Mortgage-backed securities issued by private non-government entities are subject to the risks that the underlying mortgage borrowers fail to make timely payments of interest and principal and that any guarantee or other structural feature, if present, is insufficient to enable the timely payment of interest and principal on the mortgage-backed securities. Moreover, securities backed by mortgages issued by private, non-government issuers may experience higher rates of default on the underlying mortgages than government-issued mortgages because private issuer mortgage loans often do not meet the underwriting standards of government-issued mortgages. Private issuer mortgage-backed securities may include loans on commercial or residential properties. Although certain mortgage-backed securities issued by private non-government entities are guaranteed as to timely payment of interest and principal by a government-sponsored entity, the market price for such securities is not guaranteed and will fluctuate. Asset-backed securities backed by sub-prime mortgage loans expose a Portfolio to potentially greater declines in value due to defaults because sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a greater risk of default than conventional mortgage loans.
A Portfolio may invest in securities issued or guaranteed by the US Government or its agencies and instrumentalities, such as Ginnie Mae, Fannie Mae, or Freddie Mac. Unlike Ginnie Mae securities, securities issued or guaranteed by US Government-related organizations such as Fannie Mae or Freddie Mac are not backed by the full faith and credit of the US Government, and no assurance can be given that the US Government would provide financial support to such securities.
Asset Transfer Program Risk. The Portfolios may be used in connection with certain benefit programs under the Contracts. In order for the Participating Insurance Companies to manage the guarantees offered in connection with these benefit programs, the Participating Insurance Companies generally require Contract owners to participate in certain specialized algorithmic asset transfer programs under which the Participating Insurance Companies will monitor each Contract owner’s account value and, if necessary, will systematically transfer amounts among investment options. The transfers are based on pre-determined, non-discretionary mathematical formulas that generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made.
As an example of how the asset transfer formulas operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a Contract owner’s account value within the selected investment options) and certain market return scenarios involving “flat” returns over a period of time may cause the Participating Insurance Companies to transfer some or all of such Contract owner’s account value to a fixed income investment option. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are supported by fixed income investments. The formulas may also trigger transfers from a fixed income investment option back to selected equity and other asset allocation options. Under some benefit programs using bond investment options with specific maturities, the transfer formulas may transfer account value among bond investment options with differing maturities based on guarantee calculations, not necessarily market movements. For more information on the benefit programs and asset transfer formulas, please see your Contract prospectus.
These formulas may result in large-scale asset flows into and out of the Portfolios, which, in certain instances, could adversely affect the Portfolios, including their risk profiles, expenses, and performance. For example, the asset flows may adversely affect performance by requiring a Portfolio to purchase or sell securities at inopportune times, by otherwise limiting a Subadviser’s ability to fully implement a Portfolio’s investment strategies, or by requiring a Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may cause high turnover, which can result in increased transaction costs. The asset flows may also result in low asset levels and high operating expense ratios for a Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the assets flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely affect performance.
Bank Loan Investments Risk. A Portfolio's ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Portfolio to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Portfolio and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Portfolio may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Portfolio's access to collateral, if any, may be limited by bankruptcy laws. Loans that are secured and senior to other debtholders of a borrower tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. Due to their lower place in the borrower’s capital structure and, in some cases, their unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower. Due to the nature of the private syndication of senior loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Portfolio to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Portfolio's ability to pay redemption proceeds in a timely manner. In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Portfolio to invest in a particular loan or loan participation could depend exclusively on the subadviser's credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Portfolio has purchased.
To the extent the Portfolio invests in loans of non-US issuers, the risks of investing in non-US issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Portfolio, may not have the benefit of these protections. If the Portfolio is in possession of material non-public information about a borrower as a result of its investment in such borrower’s loan, the Portfolio may not be able to enter into a transaction with respect to a publicly-traded security of the borrower when it would otherwise be advantageous to do so.
To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of loans. In November 2022, the SEC proposed rule amendments which, among other things, would amend the liquidity rule framework for open-end funds. If the rule amendments are adopted as proposed, they could have a negative impact on the market for loans as open-end funds subject to the rule exit the market. The nature and extent of the proposal’s impact will not be known unless and until any final rulemaking is adopted.
Blend Style Risk. A Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average market price fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor depending on market conditions. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Portfolio to underperform the market in general, its benchmark, and other mutual funds.
Collateralized Debt Obligations Risk (CDO): The risks of an investment in a CDO, which can include collateralized loan obligations (CLOs), depend largely on the quality and type of the collateral and the tranche of the CDO in which the Portfolio invests. Normally, collateralized bond obligations, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Portfolio may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Commodity Risk. A commodity-linked derivative instrument is a financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The value of the commodities underlying commodity-linked instruments may be subject to various economic and non-economic factors, such as drought, floods or other weather conditions, livestock disease, embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, war and international economic, political, and regulatory developments. The prices of commodity-linked derivative instruments also may be more volatile than the prices of investments in traditional equity and debt securities.
Correlation Risk. The effectiveness of a Portfolio’s equity index option overlay strategy may be reduced if the Portfolio’s equity portfolio holdings do not sufficiently correlate to that of the index underlying its option positions. In such situations, the Portfolio may underperform its benchmark.
Covenant-Lite Risk. Some of the loans or debt obligations in which the Portfolio may invest or get exposure to may be “covenant-lite,” which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms that allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Portfolio in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Portfolio may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Portfolio’s exposure to losses may be increased, which could result in an adverse impact on the Portfolio’s net income and net asset value.
Credit Risk. This is the risk that the issuer, the guarantor, or the insurer of a fixed income security, the counterparty to an investment or derivatives contract, or obligor of an obligation underlying an asset-backed security may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Litigation, legislation or other political events, business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s or obligor’s ability to make payments of principal and/or interest. The market price of a fixed income investment will normally decline as a result (and/or in anticipation) of the failure of an issuer, guarantor, or other obligor to meet its payment obligations or a downgrading of the credit rating of the investment. The lower the credit quality of a bond, the more sensitive it is to credit risk. The credit quality of the Portfolio’s portfolio securities or instruments may meet the Portfolio’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly.

Currency Risk. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Portfolio’s investments. Currency risk includes the risk that the currencies in which the Portfolio’s investments are traded or in which the Portfolio receives income will decline in value relative to the US dollar. Foreign currencies can be illiquid and also are subject to settlement, custodial and other operational risks. Currency exchange rates can be affected unpredictably by intervention, or the failure to intervene, by US or foreign governments or central banks or by currency controls or political developments in the United States or abroad. The overall impact on a Portfolio’s holdings can be significant, and long-lasting, depending on the currencies represented in the portfolio and how each foreign currency appreciates or depreciates in relation to the US dollar and whether currency positions are hedged. Further, since exchange rate movements are volatile, a Portfolio’s attempt at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many emerging market countries.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, and currency exchange rates. Derivatives in which the Portfolios may invest include exchange-traded instruments as well as privately-negotiated instruments, also called over-the-counter instruments. Examples of derivatives include, but are not limited to, options, futures, forward agreements, interest rate swap agreements, credit default swap agreements, and credit-linked securities. A Portfolio may, but is not required to, use derivatives to seek to earn income or enhance returns, manage or adjust its risk profile, replace more traditional direct investments, or obtain exposure to certain markets. The use of derivatives to seek to earn income or enhance returns may be considered speculative. The use of derivative instruments also exposes a Portfolio to transaction costs. Derivatives involve the risk that changes in their value may not correlate perfectly with the assets, rates, indices or instruments they are designed to hedge or closely track. In addition, fluctuations in derivatives’ values may not correlate perfectly with the securities markets.
The use of derivatives is a highly specialized activity that involves a variety of risks and costs that are different from, or possibly greater than, investing directly in traditional equity and debt securities, including:
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Counterparty credit risk. There is a risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to make timely payments or otherwise honor its financial obligations to a Portfolio. This risk is especially important in the context of privately negotiated instruments. For example, a Portfolio would be exposed to counterparty credit risk to the extent it enters into a credit default swap, that is, it purchases protection against a default by a debt issuer, and the swap counterparty does not maintain adequate reserves to cover such a default.
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Leverage risk. Borrowings, certain derivatives and other trading strategies can create leverage (i.e., a Portfolio’s investment exposures exceed its net asset value). Leverage can result in losses to a Portfolio that exceed the amount the Portfolio originally invested. A Portfolio may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Portfolio may perform as if it were leveraged. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet margin requirements.
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Liquidity and valuation risk. Certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth. Privately-negotiated instruments may be difficult to terminate, and from time to time, a Portfolio may find it difficult to enter into a transaction that would offset the losses incurred by another derivative that it holds. Derivatives, and especially privately-negotiated instruments, also involve the risk of incorrect valuation (that is, the value assigned to the derivative may not always reflect its risks or potential rewards).
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Hedging risk. Hedging is a strategy in which a Portfolio uses a derivative to offset the risks associated with its other portfolio holdings. While hedging can reduce losses, it can also reduce or eliminate gains or magnify losses if the market moves in a manner different from that anticipated by the Portfolio. Hedging also involves the risk that changes in the value of the derivative will not match the value of the holdings being hedged, to the extent expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced and in fact, may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Portfolio is not required to use hedging and may choose not to do so.

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Futures and Forward Contracts risk. The primary risks associated with the use of futures or forward contracts are: (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures or forward contract; (b) possible lack of a liquid secondary market for a futures or forward contract and the resulting inability to close a futures or forward contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the failure to predict correctly the direction of securities or commodities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty to the futures or forward contract will default in the performance of its obligations. Additionally, not all forward contracts require a counterparty to post collateral, which may expose a Portfolio to greater losses in the event of a default by a counterparty.
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Government Regulation of Derivatives Risk: The SEC has adopted Rule 18f-4 under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. The rule, among other things, limits derivatives exposure through one of two value-at-risk tests and eliminates the asset segregation framework for covering derivatives and certain financial instruments arising from the SEC’s Release 10666 and ensuing staff guidance. Limited derivatives users (as determined by Rule 18f-4) are not, however, subject to the full requirements under the rule. Regulations can, among other things, adversely affect the value of the investments held by a Portfolio, restrict a Portfolio’s ability to engage in derivatives transactions (for example, by making certain derivatives transactions no longer available to that Portfolio) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), which could adversely affect investors. It is also unclear how regulatory changes will affect counterparty risk. In particular, position limits imposed on a Portfolio or its counterparties may impact that Portfolio’s ability to invest in a manner that efficiently meets its investment objective, and requirements, including capital and mandatory clearing for certain swaps, may increase the cost of a Portfolio’s investments and cost of doing business, which could adversely affect investors. Because these requirements are evolving, their ultimate impact remains unclear.
Rule 18f-4 under the 1940 Act governs the use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f-4. Compliance with the rule by the Portfolios could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. The rule may limit the Portfolios' ability to use derivatives as part of their investment strategies.
Dollar Roll Transactions Risk. Dollar rolls involve the sale by a Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar—but not necessarily the same—security at a set price and date in the future. In a dollar roll, the Portfolio takes the risk that: (i) the market price of the mortgage-backed securities will drop below their future repurchase price; (ii) the securities that it repurchases at a later date will have less favorable market characteristics; (iii) the other party to the agreement will not be able to perform; (iv) the roll adds leverage to the Portfolio; and (v) the roll increases the Portfolio’s sensitivity to interest rate changes. In addition, investments in dollar rolls may increase the portfolio turnover rate of the Portfolio. A dollar roll can be viewed as a borrowing. If a Portfolio makes additional investments while a dollar roll is outstanding, this may be considered a form of leverage.
Economic and Market Events Risk. Economic and market events risk is the risk that one or more markets in which the Portfolio invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Portfolio’s Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions (including, without limitation, the US government or major US financial institutions); investor sentiment and market perceptions (including perceptions about monetary policy, interest rates or the risk of default); unexpected changes in the prices of key commodities (such as oil); government actions (including interest rate changes, protectionist measures, sanctions, intervention in the financial markets, or other regulation, and changes in fiscal, monetary or tax policies); geopolitical events or changes (including man-made or natural disasters, epidemics and pandemics, or other health-care or environmental disasters, terrorism or wars); and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Portfolio. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets.  Emerging market countries typically have economic, political, and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the ability of the Manager or a Portfolio's Subadviser(s) to evaluate local companies or their potential impact on a Portfolio's performance. Characteristics of emerging market economies can include heavy economic dependence on international aid, agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures and legal systems, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, volatile currency exchange rates, currency devaluations, runaway inflation, business practices that depart from norms for developed countries, and generally less liquid markets. For example, the economies of emerging market countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation.  Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Regulatory regimes outside of the US may not require or enforce corporate governance standards comparable to that of the US, which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors. Emerging market countries may have policies that restrict investments by non-US investors, or that prevent non-US investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions including, but not limited to, Asia, the Middle East, Latin America, Eastern Europe, and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Equity and Equity-Related Securities Risk. From time to time, the Fund may purchase or hold equity or equity-related securities incidental to the purchase or ownership of fixed income instruments or in connection with a reorganization of a borrower. These include common stock, preferred stock or securities that may be converted into or exchanged for common stock—known as convertible securities—like rights and warrants. There is a risk that the value of a particular stock or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition, changes in interest rates, or heightened levels of inflation. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which a Portfolio invests could go down. A Portfolio’s holdings can vary from broad market indexes, and the performance of a Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments. Such events may result in losses to a Portfolio. Preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of assets, but does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include the risk of losses attributable to adverse changes in interest rates, broader market conditions and the financial condition of the stock’s issuer. Preferred stock may also be subordinated to bonds or other debt instruments in a company’s capital structure and is typically less liquid than common stock. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.
Equity Securities Risk. There is a risk that the value of a particular stock or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition, changes in interest rates, or heightened levels of inflation. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which a Portfolio invests could go down. A Portfolio’s holdings can vary from broad market indexes, and the performance of a Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments. Such events may result in losses to a Portfolio. Preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of assets, but does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include the risk of losses attributable to adverse changes in interest rates, broader market conditions and the financial condition of the stock’s issuer. Preferred stock may also be subordinated to bonds or other debt instruments in a company’s capital structure and is typically less liquid than common stock. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.
Exchange-Traded Funds (ETF) Risk. A Portfolio may invest in ETFs, including ETFs managed by PGIM Investments or the Portfolio’s Subadviser(s), as an efficient means of carrying out its investment strategies. As with mutual funds (i.e., funds that are not exchange-traded), ETFs charge asset-based fees and other expenses that a Portfolio will indirectly bear as a result of its investment in an ETF, including advisory fees paid by the underlying ETF (to the extent not offset by the Manager through accompanying management fee waivers for the Portfolio). ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.
An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies, and policies. In addition, ETFs may be subject to the following risks: (i) the risk that the market price of an ETF’s shares may trade above or below its net asset value; (ii) the risk that an active trading market for an ETF’s shares may not develop or be maintained; (iii) substantially the same risks as those associated with the direct ownership of securities or other assets in which an underlying ETF invests; (iv) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; and (v) the risk that trading of an ETF’s shares may be halted if the listing exchange’s officials deem such an action appropriate, the shares are delisted from the exchange, or the activation of a market-wide “circuit breaker” (which are tied to large decreases in stock prices) halts stock trading generally. The price of an ETF can fluctuate, sometimes rapidly and materially, in response to market disruptions or changes in the ETF’s NAV, the value of ETF holdings and supply and demand for ETF shares, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
The ETFs may have a limited number of financial institutions that act as authorized participants (APs), none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem ETF shares, there may be a significantly diminished trading market for such shares. This circumstance may lead to shares of the ETF trading at a discount/premium to NAV, which may be substantial during periods of market stress, and may possibly result in trading halts and/or delisting of ETF shares. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
Exchange-Traded Notes Risk. Exchange-traded notes (ETNs) are subject to the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or assets remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. ETNs are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Portfolio. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN.

Expense Risk. Your actual cost of investing in a Portfolio may be higher than the expenses shown in “Annual Portfolio Operating Expenses” for a variety of reasons. For example, Portfolio operating expense ratios may be higher than those shown if a Portfolio’s average net assets decrease, fee waivers or expense limitations change, or the Portfolio incurs more expenses than expected. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Portfolio securities can increase expenses.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk. The market price of a fixed-income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, rising inflation, or decreased liquidity due, for example, to market uncertainty about the value of a fixed-income investment (or class of fixed income investments).
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Credit risk. Credit risk is the risk that an issuer or guarantor of a security will be unable or unwilling to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able or willing to make required principal and interest payments. The risk that such issuer or guarantor is less willing or able to make required principal and interest payments is heightened in market environments where interest rates are rising. The downgrade of the credit of a security held by a Portfolio may decrease its value. Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Portfolio assets allocated to lower-rated securities generally will increase the credit risk to which a Portfolio is subject. Information on the ratings issued to debt securities by certain credit rating agencies is included in Appendix I to the Statement of Additional Information (SAI). Not all securities are rated. In the event that the relevant credit rating agencies assign different ratings to the same security, a Portfolio’s Subadviser may determine which rating it believes best reflects the security’s quality and risk at that time. A Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. Some, but not all, US government securities are insured or guaranteed by the US government, while others are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Although credit risk may be lower for US government securities than for other investment-grade securities, the return may be lower.
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Liquidity risk. Liquidity risk is the risk that a Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all, which could prevent a Portfolio from taking advantage of other investment opportunities. The liquidity of asset-backed and mortgage-backed securities may change over time. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities. In addition, liquidity risk refers to the risk that a Portfolio may not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, redemption requests by certain large shareholders such as institutional investors, or other reasons. Meeting such redemption requests may cause a Portfolio to have to liquidate portfolio securities at disadvantageous prices or times and/or unfavorable conditions and, thus, could reduce the returns of a Portfolio and dilute remaining investors’ interests. The reduction in dealer market-making capacity in fixed income markets that has occurred in recent years also has the potential to decrease liquidity.
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Interest rate risk. Interest rate risk is the risk that the value of an investment will fluctuate because of a change in interest rates. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Changes in interest rates may also affect the liquidity of a Portfolio’s investments in fixed income securities. Interest rates in the US may increase, possibly suddenly and significantly, with unpredictable effects on the markets and a Portfolio’s investments. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. In recent years, the FOMC began implementing increases to the federal funds interest rate and there may be further rate increases. As interest rates rise, the value of fixed income investments typically decreases and there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, portfolios with longer durations and longer weighted average maturities generally have more volatile share prices than portfolios with shorter durations and shorter weighted average maturities. Certain securities acquired by a Portfolio may pay interest at a variable rate or the principal amount of the security periodically adjusts according to the rate of inflation or other measure. In either case, the interest rate at issuance is generally lower than the fixed interest rate of bonds of similar seniority from the same issuer; however, variable interest rate securities generally are subject to a lower risk that their value will decrease during periods of increasing interest rates and increasing inflation. Decreases in interest rates create the potential for a decrease in income earned by a Portfolio. During periods of very low or negative interest rates, a Portfolio may be unable to maintain positive returns. Very low or negative interest rates may magnify interest rate risk. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent the Portfolio is exposed to such interest rates.
Focus Risk. To the extent that a Portfolio focuses its investments in particular countries, regions, industries, sectors, markets, or types of investments from time to time, the Portfolio may be subject to greater risks of adverse developments in such areas of focus than a portfolio with broader and more diversified investments. A Portfolio that invests in the securities of a small number of issuers has greater exposure to adverse developments affecting those issuers and a resulting decline in the market price of those issuers’ securities as compared to a portfolio that invests in the securities of a larger number of issuers.
Foreign Custody Risk. If a Portfolio invests in foreign securities, the Portfolio may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Portfolio’s custodian (each, a Subcustodian). Some foreign Subcustodians may be recently organized or new to the foreign custody business. In some countries, Subcustodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Portfolio’s ability to recover its assets if a Subcustodian enters bankruptcy or if other disputes or proceedings arise related to a Portfolio’s assets. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries and a Portfolio may be limited in its ability to enforce contractual rights or obligations.
Foreign Investment Risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts.
Foreign investment risk includes the following risks:
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Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the US and non-US governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. If a foreign currency grows weaker relative to the US dollar, the value of securities denominated in that foreign currency generally decreases in terms of US dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. A Portfolio may from time to time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases a Portfolio may be exposed to losses that are greater than the amount originally invested. For most emerging market currencies, suitable hedging instruments may not be available. The risks associated with exposure to emerging market currencies may be heightened in comparison to those associated with exposure to developed market currencies.
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Emerging market risk. Countries in emerging markets (e.g., South America, Eastern and Central Europe, Africa and the Pacific Basin countries) may have relatively unstable governments, economies based on only a few industries and securities markets that trade a limited number of securities. Economic, business, political, or social instability may affect investments in emerging markets differently, and often more severely, than investments in developed markets. Securities of issuers located in these countries tend to have volatile prices and offer the potential for substantial loss as well as gain. In addition, these securities may be less liquid and more difficult to value than investments in more established markets as a result of inadequate trading volume or restrictions on trading imposed by the governments of such countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from substantial economic or political disruptions, terrorism, armed conflicts and other geopolitical events, and the impact of tariffs and other restrictions on trade or economic sanctions. Settlement and asset custody practices for transactions in emerging markets may differ from those in developed markets. Such differences may include possible delays in settlement and certain settlement practices, such as delivery of securities prior to receipt of payment, which increases the likelihood of a “failed settlement”. Delays in settlement could result in periods of uninvested assets, missed investment opportunities or losses for a Portfolio.
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Foreign market events risk. Many countries in certain parts of the world may be subject to a greater risk of natural disasters, outbreaks of infectious diseases, and other public health threats that may reduce consumer demand, disrupt the global supply chain, result in travel restrictions and/or quarantines. The occurrence of these events may generally have a significant effect on issuers based in foreign markets, issuers that operate in such markets, and issuers that are dependent on others that operate in such markets. Recent examples include pandemic risks related to the coronavirus.
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Information risk. Financial reporting standards for companies based in foreign markets usually differ from, and may be less comprehensive than, those in the US. In general, less information is publicly available about foreign corporations than about US companies.
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Liquidity and valuation risk. Stocks that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a function of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US markets. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches an estimate of its value.
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Political and social risk. Political or social developments, including military conflict (including Russia’s military invasion of Ukraine and the ongoing Russia-Ukraine war, conflicts in the Middle East, and potential conflict between China and Taiwan) and geopolitical developments (including trading and tariff arrangements, sanctions, and cybersecurity attacks), may adversely affect the value of a Portfolio’s foreign securities. In addition, some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, imposed high taxes on corporate profits, imposed economic sanctions on other foreign nations, and imposed restrictions on certain investments. In particular, the European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of a Portfolio’s investments. A Portfolio’s investments in foreign securities also may be subject to the risk of nationalization or expropriation of a foreign corporation’s assets, imposition of currency exchange controls, or restrictions on the repatriation of non-US currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. The nature and severity of sanctions or other similar measures (including counter sanctions or other retaliatory actions) may vary broadly in scope, and their impact is impossible to predict. Sanctions and other similar measures could limit or prevent the Portfolio’s ability to buy and sell securities (in the sanctioned country and other markets), significantly delay, or prevent the settlement of trades, and significantly impact the Portfolio liquidity or performance. These risks are heightened in all respects with respect to investments in foreign securities issued by foreign corporations and governments located in developing countries or emerging markets.
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Regulatory risk. Some foreign governments regulate their exchanges less stringently than the US, and the rights of shareholders may not be as firmly established as in the US. In addition, foreign markets are subject to differing custody and settlement practices. Foreign markets are subject to bankruptcy laws different than those in the US, which may result in lower recoveries for investors.
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Taxation risk. Many foreign markets are not as open to foreign investors as US markets. A Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.
Fund of Funds Risk. A Portfolio that is structured as a “fund of funds” invests primarily in a combination of underlying investment companies and other underlying portfolios describes in such Portfolio’s Prospectus. In addition to the risks associated with the investment in the underlying portfolios, these Portfolios are subject to the following risks:
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To the extent that a Portfolio concentrates its assets among underlying portfolios that invest principally in one or several asset classes, a Portfolio may from time to time underperform mutual funds exposed primarily to other asset classes. For example, a Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed income market is rising. Likewise, a Portfolio may be overweighted in the fixed income asset class when the fixed income market is falling and the stock market is rising.
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The ability of a Portfolio to achieve its investment objective depends on the ability of the selected underlying portfolios to achieve their investment objectives. There is a risk that the selected underlying portfolios will underperform relevant markets, relevant indices, or other portfolios with similar investment objectives and strategies.
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A Portfolio will incur its pro rata share of the expenses of an underlying portfolio in which the Portfolio invests, such as investment advisory and other management expenses, and shareholders incur the operating expenses of these underlying portfolios.
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The performance of a Portfolio may be affected by large purchases and redemptions of underlying portfolio shares. For example, large purchases and redemptions may cause an underlying portfolio to hold a greater percentage of its assets in cash than other portfolios pursuing similar strategies, and large redemptions may cause an underlying portfolio to sell assets at inopportune times. Underlying portfolios that have experienced significant redemptions may, as a result, have higher expense ratios than other portfolios pursuing similar strategies. The Manager and a Portfolio’s Subadviser(s) seek to minimize the impact of large purchases and redemptions of underlying portfolio shares, but their abilities to do so may be limited.
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There is a potential conflict of interest between a Portfolio and its Manager and a Portfolio’s Subadviser(s). Because the amount of the management fees to be retained by the Manager and their affiliates may differ depending upon which underlying portfolios are used in connection with a Portfolio, there is a potential conflict of interest for the Manager and a Portfolio’s Subadviser(s) in selecting the underlying portfolios. In addition, the Manager and a Portfolio’s Subadviser(s) may have an incentive to take into account the effect on an underlying portfolio in which the Portfolio may invest in determining whether, and under what circumstances, to purchase or sell shares in that underlying portfolio. Although the Manager and a Portfolio’s Subadviser(s) take steps to address the potential conflicts of interest, it is possible that the potential conflicts could impact the Portfolios.
Futures and Forward Contracts Risk. A Portfolio may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Portfolio is required to deposit collateral (margin) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Portfolio will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.
The sale of a futures contract limits a Portfolio’s risk of loss through a decline in the market value of Portfolio holdings positively correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of Portfolio holdings negatively correlated with the futures contract held by the Portfolio increases rather than decreases, the Portfolio will realize a loss on the futures position.
The purchase of a futures contract may protect a Portfolio from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Portfolio was attempting to identify specific securities in which to invest in a market the Portfolio believes to be attractive. In the event that Portfolio securities decline in value or a Portfolio determines not to complete an anticipatory hedge transaction relating to a futures contract, the Portfolio may realize a loss. In addition, forward contracts are individually negotiated and privately traded, so they are dependent on the credit worthiness of the counterparty and subject to counterparty default risk.
The primary risks associated with the use of futures or forward contracts are: (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures or forward contract; (b) possible lack of a liquid secondary market for a futures or forward contract and the resulting inability to close a futures or forward contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the failure to predict correctly the direction of securities or commodities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty to the futures or forward contract will default in the performance of its obligations. Additionally, not all forward contracts require a counterparty to post collateral, which may expose a Portfolio to greater losses in the event of a default by a counterparty.
The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments. Furthermore, exchanges may cancel trades in limited circumstances, for example, if the exchange believes that allowing such trades to stand as executed could have an adverse impact on the stability or integrity of the market. Any such cancellation may adversely affect the performance of a Portfolio.
High Yield Risk. Investments in high yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”) may be subject to greater levels of interest rate, credit, call and liquidity risk than investments in investment grade securities. High yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio’s ability to sell its high yield securities at an advantageous time or price. An economic downturn generally leads to a higher non-payment rate, and a high yield investment may lose significant value before a default occurs.
In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. High yield securities frequently have redemption features that permit an issuer to repurchase the security from a Portfolio prior to maturity, which may result in the Portfolio having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates.
Illiquid Investments Risk. A Portfolio may invest in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Illiquid investments risk exists when particular investments made by a Portfolio are difficult to purchase or sell. A Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. If a Portfolio is forced to sell these investments to pay redemption proceeds or for other reasons, the Portfolio may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, a Portfolio may have to accept a lower price or may not be able to sell the instrument at all. It also may be the case that other market participants may be attempting to liquidate illiquid holdings at the same time as a Portfolio, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure. An inability to sell a portfolio position can adversely affect a Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities.
Income Risk. A Portfolio’s income may decline when prevailing interest rates fall or when a Portfolio experiences defaults on debt securities it holds. A Portfolio’s distributions to shareholders may decline as a result of such decreased income.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and a Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of a Portfolio’s holdings may fall sharply. This is referred to as “extension risk.” The Portfolio currently faces a heightened level of interest rate risk because of recent increases in interest rates in the US and globally. In recent years, the FOMC began implementing increases to the federal funds interest rate and there may be further rate increases. As interest rates rise, the value of fixed income investments typically decreases and there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Interest rates may continue to increase, possibly suddenly and significantly, with unpredictable effects on the markets and the Portfolio’s investments. A Portfolio may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, a Portfolio may have no income at all from such investments. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.
Inflation and Deflation Risk. A Portfolio may be subject to inflation and deflation risk. Inflation risk is the risk that the value of assets or income from its investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of a Portfolio's holdings could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Portfolio's holdings. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that such policies will change), and a Portfolio’s investments may not keep pace with inflation, which may result in losses to Portfolio investors. This risk may be elevated compared to historical market conditions because of recent monetary policy measures and the current interest rate environment. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently and shift into and out of favor depending on market and economic conditions and investor sentiment, and tend to go through cycles of performing better—or worse—than other segments of the stock market or the overall stock market. As a result, a Portfolio’s performance may at times be worse than the performance of other portfolios that invest in similar asset classes but employ different investment styles.
Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, share prices may decline significantly, even if earnings do increase. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, value stocks have performed best during periods of economic recovery.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing a Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges, including changes to technology or consumer tastes, and may grow more slowly than smaller companies, especially during market cycles corresponding to periods of economic expansion. Market capitalizations of companies change over time.
Leverage Risk. Borrowings, certain derivatives and other trading strategies can create leverage (i.e., a Portfolio’s investment exposures exceed its net asset value). The effect of using leverage is to amplify a Portfolio’s gains and losses in comparison to the amount of a Portfolio’s assets (that is, assets other than borrowed assets) at risk, thus causing the Portfolio to be more volatile and riskier than if it had not been leveraged. Certain transactions may give rise to a form of leverage. Examples of such transactions include borrowing, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. Certain types of leveraging transactions could theoretically be subject to unlimited losses in cases where a Portfolio, for any reason, is unable to close out the transaction. A Portfolio may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Portfolio may perform as if it were leveraged. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet margin requirements.
License Risk. A Portfolio, the Manager or a Subadviser may rely on licenses from third parties that permit the use of intellectual property in connection with the Portfolio’s investment strategies. Such licenses may be terminated by the licensors under certain circumstances, and, as a result, a Portfolio may have to change its investment strategies. Accordingly, the termination of a license may have a significant effect on the operation of the affected Portfolio.
Liquidity Allocation Risk. A Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in underlying portfolios or individual securities, as applicable, and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.
Liquidity and Valuation Risk. From time to time, a Portfolio may hold one or more securities for which there are no or few buyers and sellers, or where the securities are subject to limitations on transfer. In those cases, a Portfolio may have difficulty determining the values of those securities for the purpose of determining a Portfolio’s net asset value. A Portfolio also may have difficulty disposing of those securities at an advantageous time or at the values determined by the Portfolio for the purpose of determining the Portfolio’s net asset value, especially during periods of significant net redemptions of Portfolio shares. As a result, a Portfolio may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. Private equity investments and private real estate-related investments are generally classified as illiquid investments and generally cannot be readily sold. As a result, private real estate-related investments owned by a Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager acting in its capacity as valuation designee under Rule 2a-5. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, no assurance can be given that the fair value prices accurately reflect the price a Portfolio would receive upon the sale of the investment. A Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Portfolios with principal investment strategies that involve foreign securities, private placement investments, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity and valuation risk.
In 2022, the SEC proposed amendments to Rule 22e-4 under the 1940 Act and Rule 22c-1 under the 1940 Act, that, if adopted, would, among other things, cause more investments to be treated as illiquid, and could prevent the Portfolio from investing in securities that the Manager believes are appropriate or desirable.
Loan Risk. The loans in which a Portfolio may invest are typically rated below investment grade or are unrated securities of similar quality. The loans in which a Portfolio may invest may not be (i) rated at the time of investment; (ii) registered with the SEC; or (iii) listed on a securities exchange. The amount of public information available with respect to such loans may be less extensive than that available for more widely rated, registered or exchange-listed securities. Because no active trading market may exist for some of the loans in which a Portfolio may invest, such loans may be less liquid and more difficult to value than more liquid investments for which a trading market does exist. Portfolio transactions may take up to two or three weeks to settle, and in some cases much longer. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. As a result, sale proceeds potentially will not be available to a Portfolio to make additional investments or to use proceeds to meet its current redemption obligations. A Portfolio thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Because the interest rates of floating-rate loans in which a Portfolio may invest may reset frequently, if market interest rates fall, the loans’ interest rates will be reset to lower levels, potentially reducing a Portfolio’s income. Loans are also subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the value of the loan. In addition, the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and a Portfolio could become a partial owner of such collateral if a loan is foreclosed, subjecting the Portfolio to costs associated with owning and disposing of the collateral. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower. Loans that are secured and senior to other debtholders of a borrower tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. Due to their lower place in the borrower’s capital structure and, in some cases, their unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower.
Loan interests may not be considered “securities,” and purchasers, such as a Portfolio, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. A Portfolio may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, a Portfolio may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of loans. In November 2022, the SEC proposed rule amendments which, among other things, would amend the liquidity rule framework for open-end funds. If the rule amendments are adopted as proposed, they could have a negative impact on the market for loans as open-end funds subject to the rule exit the market. The nature and extent of the proposal’s impact will not be known unless and until any final rulemaking is adopted.
Market and Management Risk. Market risk is the risk that the markets in which a Portfolio invests will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably in short periods of time. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk, whether real or perceived, include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns negative, the price of all securities may decline. Market risk also includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), and natural/environmental disasters can all negatively impact the securities markets, which could cause a Portfolio to lose value. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, global supply chain disruptions and significantly adversely impact the economy.
War, terrorism, economic uncertainty, and related geopolitical events, such as sanctions, tariffs, the imposition of exchange controls or other cross-border trade barriers, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on US and world economies and markets generally. For example, the US has imposed economic sanctions, which consist of asset freezes, restrictions on dealings in debt and equity, and certain industry-specific restrictions. Sanctions impair the ability of the Portfolios to buy, sell, receive or deliver those securities and/or assets that are subject to the sanctions. The nature and severity of sanctions or other similar measures (including counter sanctions or other retaliatory actions) may vary broadly in scope, and their impact is impossible to predict. Sanctions and other similar measures could limit or prevent the Portfolio’s ability to buy and sell securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of trades, and significantly impact the Portfolio liquidity or performance.

During periods of severe market stress, it is possible that the market for some or all of a Portfolio's investments may become highly volatile and/or illiquid. Price changes may be temporary or last for extended periods of time. In such an event, the Portfolio may find it difficult to sell some or all of its investments and, for certain assets, the trade settlement period may be longer than anticipated. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, a Portfolio being unable to buy or sell certain securities at an advantageous time or accurately price its portfolio investments. In addition, a Portfolio may rely on various third-party sources to calculate its net asset value. As a result, a Portfolio is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Portfolio’s calculations of its net asset value. Such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculations and/or the inability to calculate net asset values over extended periods. A Portfolio may be unable to recover any losses associated with such failures.
Management risk is the risk that the investment strategy of the Manager or a Subadviser will not work as intended. All decisions by the Manager or a Subadviser require judgment and are based on imperfect information. In addition, if a Portfolio is managed using a quantitative investment model, it is subject to the risk that the model may not perform as expected. Similarly, there can be no assurance that quantitative models or methods utilized by the Manager or a Subadviser, or related data sources, will always be available, and the loss of access to any such model(s) or data sources could have an adverse impact on a Portfolio's ability to realize its investment objective. Moreover, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause the Manager or a Subadviser to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Portfolio will be achieved.
Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because a Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.
Master Limited Partnerships Risk. A Portfolio may invest in MLPs. An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly-traded securities. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. An investment in MLPs also subjects the Portfolio to the risks associated with the specific industry or industries in which the MLPs invest, risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell the securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as mid-sized companies generally experience higher growth and failure rates, and typically have less access to capital.
Natural Resources Investment Risk. The Portfolio’s investments will expose the Portfolio to the risk of investment in natural resource companies. The market value of securities of natural resource companies may be affected by numerous factors, including changes in commodity prices, events occurring in nature, inflationary pressures, imposition of import controls, international political and economic developments, environmental incidents, resources conservation, the success of exploration projects, and tax and other government regulations. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Companies in the natural resources industry are at risk for environmental damage claims. Political risks and the other risks to which non-US securities are subject may affect domestic companies if they have significant operations or investments in non-US countries. In addition, rising interest rates and general economic conditions may affect the demand for natural resources.
Non-Diversification Risk. A Portfolio is considered “diversified” if, with respect to 75 percent of its total assets, it invests no more than 5 percent of its total assets in the securities of one issuer, and its investments in such issuer represent no more than 10 percent of that issuer’s outstanding voting securities. To the extent that a Portfolio is not diversified, there is a risk that the Portfolio may be adversely affected by the performance of relatively few securities or the securities of a single issuer, including changes in the market value of a single issuer’s securities and unfavorable market and economic developments. A non-diversified Portfolio is therefore more exposed to losses caused by a smaller group of portfolio holdings than a diversified Portfolio.
Options Risk. The value of a Portfolio’s positions in index options will fluctuate in response to changes in the value of the underlying index. Selling index call options will tend to reduce the risk of owning stocks, but will also limit the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. A Portfolio also risks losing all or part of the cash paid for purchasing index put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of a Portfolio’s option overlay strategy, and for these and other reasons a Portfolio’s option overlay strategy may not reduce a Portfolio’s volatility to the extent desired. From time to time, a Portfolio may reduce its holdings of put options, resulting in an increased exposure to a market decline.
Option Cash Flow Risk. A Portfolio may use the net index option premiums it receives from selling both index call options and index put options to lessen the costs of purchasing index put options. The net index option premiums to be received by a Portfolio may, however, vary widely over the short and long-term and may not be sufficient to cover the Portfolio’s costs of purchasing index put options.
Participation Notes (P-Notes) Risk. A Portfolio may gain exposure to securities traded in foreign markets through investments in P-notes. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to an underlying common stock or other security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, a Portfolio must rely on the creditworthiness of the counterparty for its investment returns on the P-notes and would have no rights against the issuer of the underlying security. Additionally, there is no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.
Portfolio Turnover Risk. A Subadviser generally does not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, a Subadviser may engage in active and frequent trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or yield differentials. A Portfolio’s turnover rate may be higher than that of other mutual funds due to a Subadviser’s investment strategies and the above-referenced asset transfer programs. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. A Portfolio may experience an increase in its portfolio turnover rate when the Portfolio’s portfolio is modified in connection with a change in investment objective, strategies, or a Subadviser.
Prepayment or Call Risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the Portfolio when interest rates fall, forcing a Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.
Quantitative Model Risk. A Portfolio may use quantitative models as part of its investment process.  Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. Any errors, limitations, or imperfections in the development, implementation, and maintenance of the Subadviser’s quantitative analyses or models (for example, software or other technology malfunctions or programming inaccuracies), or in the data on which they are based, including the Subadviser’s ability to timely update the data, could adversely affect the Subadviser’s effective use of such analyses or models, which in turn could adversely affect a Portfolio’s performance. A model that has been formulated on the basis of past market data may not be predictive of future price movements. There can be no assurance that these methodologies will produce the desired results or enable a Portfolio to achieve its objective. A given model may be more effective with certain instruments or strategies than others, and there can be no assurance that any model can identify and incorporate all factors that will affect an investment’s price or performance. When models prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Portfolio to potential risks. Models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect.
Real Asset Risk. The real asset industries in general can be significantly affected by a variety of factors, including exploration and production spending; government regulation or deregulation; energy conservation; changes in tax laws and government regulations; raw materials prices, energy prices and the supply and demand for oil and gas; interest rates; commodity prices; international monetary and political developments such as currency devaluations or revaluations; and central bank movements. Investor sentiment may also cause real assets to become out of favor and decline in value.
The rate of earnings growth of natural resource companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall and mining companies can suffer from resource availability, governmental restrictions, and fluctuations in supply and demand.
Exposure to the commodities markets may subject a Portfolio to greater volatility than investments in traditional securities. The values of investments related directly to commodities may be affected by changes in overall market movements, commodity index volatility, interest rates, and other factors such as drought, floods, weather, tariffs and international economic, political and regulatory developments.
Real Estate Risk. Investments in REITs and real estate-linked derivative instruments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, operating expenses, overbuilding, construction delays and the supply of real estate generally, extended vacancies of properties, and the management skill and credit worthiness of the issuer. Higher interest rates have a negative impact on real estate markets by increasing financing costs associated with purchasing new real estate or refinancing debt obligations. Lower occupancy rates for commercial real estate can reduce the value of existing real estate investments and rental income.

Commercial mortgage-backed securities (CMBS) in particular are subject to many of the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit a greater price volatility than other types of mortgage- or asset-backed securities.
An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to tax laws, or failure by the REIT to qualify for favorable tax treatment under the tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property and, as a result, may be more exposed to events that adversely affect such properties or areas than REITs that invest more broadly.
Recent Events Risk. Recent events have caused increased volatility and significant declines in the value and liquidity of many securities in US and foreign financial markets. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. In response to these crises, the US and other governments, and their agencies and instrumentalities such as the Federal Reserve and certain foreign central banks, have taken steps to support financial markets. There can be no certainty that the actions taken by the US government to strengthen public confidence will be effective. The reduction or withdrawal of these measures could negatively affect the overall economy and/or the value and liquidity of certain securities. In addition, the impact of legislation enacted in the United States calling for reform of many aspects of financial regulation, and the corresponding regulatory changes on the markets and the practical implications for market participants, may not be known for some time.
Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S., and global economies and markets, generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of a Portfolio’s investments, including beyond the Portfolio’s direct exposure to Russian issuers or nearby geographic regions. The United States and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. Recent instability and conflict in the Middle East and potential conflict in Taiwan could also negatively impact global and regional financial markets and cause significant investment losses or inability to invest in certain markets.
Any or all of the foregoing could disrupt the operations of the Portfolio and its service providers, adversely affect the value and liquidity of the Portfolio’s investments, and negatively impact the Portfolio’s performance.
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or purchases. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.
Regulatory Risk. Each Portfolio is subject to a variety of laws and regulations which govern its operations. Each Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the Commodity Futures Trading Commission (the CFTC). Similarly, the businesses and other issuers of the securities and other instruments in which a Portfolio invests are also subject to considerable regulation. These laws and regulations are subject to change.

Changes in laws and regulations may materially impact a Portfolio, a security, business, sector or market. For example, changes in laws or regulations made by the government or a regulatory body may impact the ability of a Portfolio to achieve its investment objective, or may impact a Portfolio’s investment policies and/or strategies, or may reduce the attractiveness of an investment.
Restricted Securities Risk. A Portfolio may invest in restricted securities. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities, such as those normally purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933.
Restricted securities may be less liquid and more difficult to value than publicly traded securities. Although these securities may be resold in privately negotiated transactions, an insufficient number of eligible buyers interested in purchasing restricted securities at a particular time could adversely affect their marketability and a Portfolio may be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. A Portfolio may invest in restricted securities determined to be liquid as well as those determined to be illiquid. Even if determined to be liquid, a Portfolio’s holdings of restricted securities may increase the level of Portfolio illiquidity to the extent that eligible buyers become unable or unwilling, for a time, to purchase them. Issuers of restricted securities are not subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded. Thus, a Portfolio investing in restricted securities may be less able to predict future losses. In addition, if a Portfolio’s management team receives material nonpublic information about an issuer of a restricted security, the Portfolio may be unable to sell the security when it would otherwise be advantageous to do so and, as such, could incur a loss. Restricted securities also may be difficult to value because market quotations may not be readily available, and the values of such securities may have significant volatility. When registration of a security is required, a Portfolio may have to bear all or part of the registration expenses and the risk of substantial delays in effecting the registration. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses to the Portfolio.
Reverse Repurchase Agreement Risk: Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that a Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases a Portfolio is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if a Portfolio has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a Portfolio intends to use the reverse repurchase technique only when the subadviser believes it will be advantageous to the Portfolio. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of Portfolio’s assets. The use of reverse repurchase agreements is a form of leverage because the proceeds derived from reverse repurchase agreements may be invested in additional securities.
Selection Risk. The Subadviser will actively manage a Portfolio by applying investment techniques and risk analyses in making investment decisions. There can be no guarantee that these investment decisions will produce the desired results. Selection risk is the risk that the securities, derivatives, and other instruments selected by the Subadviser will underperform the market, the relevant indices, or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.
Short Sale Risk. A Portfolio that sells a security short in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price. In contrast, when a Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. A Portfolio that enters into short sales exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited. If a request for return of borrowed securities occurs at a time when other short sellers of the securities and/or currencies are receiving similar requests, a

“short squeeze” can occur, and the Portfolio may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received in originally selling the securities short. In addition, the Portfolio may have difficulty purchasing securities to meet its delivery obligations in the case of less liquid securities and/or currencies sold short by the Portfolio, such as certain emerging market country securities or securities of companies with smaller market capitalizations. Although a Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio’s securities held long will decline in value at the same time that the value of the Portfolio’s securities sold short increases, thereby increasing the potential for loss.
Small Sized Company Risk. Securities of small sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price of these securities and on a Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates, and typically have less diversified product lines, less experienced senior management, and less access to capital than larger companies. In the case of small sized technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.
Sovereign Debt Securities Risk. Investing in sovereign debt securities exposes a Portfolio to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of sovereign debt securities held by a Portfolio. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.
Treasury Inflation-Protected Securities (TIPS) Risk. TIPS are fixed income securities issued by the US government, the principal amounts of which are periodically adjusted based upon changes in the rate of inflation. Inflation-protected debt securities, like TIPS, tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses. TIPs are subject to inflation and deflation risk.
US Government Securities Risk. US Treasury obligations are backed by the “full faith and credit” of the US Government. Securities issued or guaranteed by federal agencies or authorities and US Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the US Government. These securities may be supported by the ability to borrow from the US Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the US Treasury. Further, the US Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. Such controversy or uncertainty could, among other things, result in the credit quality rating of the US Government being downgraded and reduced prices of US Treasury securities. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US Government may default on payments on certain US Government securities, including those held by a Portfolio, which could have a negative impact on the Portfolio. An increase in demand for US Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.
Value Style Risk. Value style investing attempts to identify companies that are believed to be undervalued. Value stocks typically have prices that are low relative to factors such as the company’s earnings, cash flow or dividends. Since a Portfolio may invest significantly in value stocks or use a value investment style, there is the risk that value stocks or the value style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or at all or that a stock judged to be undervalued may actually appropriately priced or overvalued. A value investing style may perform better or worse than equity portfolios that focus on growth stocks or that have a broader investment style. In addition, the Portfolio’s value investment style may go out of favor with investors, negatively affecting the Portfolio’s performance.
Yield Risk. The amount of income received by a Portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low, the Portfolio’s expenses could absorb all or a significant portion of the Portfolio’s income. If interest rates increase, the Portfolio’s yield may not increase proportionately. For example, the Portfolio’s investment manager may discontinue any temporary voluntary fee limitation.

HOW THE TRUST IS MANAGED
Board of Trustees
The board of trustees of the Trust (the “Board”) oversees the actions of the investment managers and the Subadvisers and decides on general policies. The Board also oversees the Trust's officers who conduct and supervise the daily business operations of the Trust.
Investment Managers
PGIM Investments, 655 Broad Street, Newark, New Jersey, and ASTIS, One Corporate Drive, Shelton, Connecticut, serve as co-investment managers for each Portfolio covered by this Prospectus.
PGIM Investments has been in the business of providing advisory services since 1996. PGIM Investments is registered with the National Futures Association (NFA) as a “commodity pool operator” under the Commodity Exchange Act (CEA) with respect to several other portfolios of the Trust not included in this prospectus. ASTIS has been in the business of providing advisory services since 1992.
The Trust's Investment Management Agreements, on behalf of each Portfolio, with ASTIS and PGIM Investments, as applicable (the Management Agreements), provide that the Manager will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board and in conformity with the stated policies of the applicable Portfolio. The Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.
The Manager has engaged the Subadvisers to conduct the investment programs of the Portfolios, including the purchase, retention and sale of portfolio securities and other financial instruments. The Manager is responsible for monitoring the activities of the Subadvisers and reporting on such activities to the Board. The Trust has obtained an exemptive order from the SEC that permits the Manager, subject to approval by the Board, to hire or change Subadvisers for a Portfolio by entering into new subadvisory agreements with affiliated and non-affiliated subadvisers, without obtaining shareholder approval of such changes. This exemptive order (which is similar to exemptive orders granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the Subadvisers by the Manager and the Board. The Manager also participates in the day-to-day management of several Portfolios, as noted both in the Summary section for the relevant Portfolios earlier in this Prospectus and the “Portfolio Managers” section later in this Prospectus.
If there is more than one Subadviser for a Portfolio, the Manager will determine the division of the assets for that Portfolio among the applicable Subadvisers under normal conditions. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such Subadvisers as the Manager deems appropriate. The Manager, in its sole discretion, may change the target allocation of assets among Subadvisers, transfer assets between Subadvisers, or change the allocation of cash inflows or cash outflows among Subadvisers for any reason and at any time without notice. As a consequence, the Manager may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.
Reallocations of assets among the Subadvisers and PGIM Investments may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the Subadvisers and the Manager select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Portfolio or that certain Subadvisers or the Manager may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a Subadviser or the Manager buys a security as another Subadviser or the Manager sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets or cash flows. The Manager will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.
A discussion regarding the basis for the Board's approval of the Trust's Management Agreements and subadvisory agreements is available in the Trust's semi-annual report (for agreements approved during the six-month period ended June 30) and in the Trust's annual report (for agreements approved during the six-month period ended December 31).
Management Fees
Set forth below are the total effective annualized management fees paid (as a percentage of average net assets) net of waivers by each Portfolio of the Trust to the Manager during 2023:
AST Academic Strategies Asset Allocation	0.79%

AST Balanced Asset Allocation Portfolio	0.55%

AST Capital Growth Asset Allocation	0.53%

AST Preservation Asset Allocation Portfolio	0.57%

Investment Subadvisers
The Portfolios each have one or more investment Subadvisers providing the day-to-day investment management of each Portfolio. PGIM Investments also participates in the day-to-day management of several Portfolios, as noted in the “Portfolio Managers” section later in this Prospectus. The Manager pays each investment Subadviser a subadvisory fee out of the Manager’s own assets. The Subadvisers for each Portfolio of the Trust are described below:
Jennison Associates LLC (Jennison) is organized under the laws of Delaware as single member limited liability company whose sole member is PGIM, Inc., which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2023, Jennison managed in excess of $194.1 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.
J.P. Morgan Investment Management Inc. (J.P. Morgan) is an indirect wholly-owned subsidiary of J.P. Morgan Chase Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2023, J.P. Morgan and its affiliated companies had approximately $2.947 trillion in assets under management worldwide. J.P. Morgan's address is 383 Madison Avenue, New York, NY 10179.
Massachusetts Financial Services Company (MFS) is the oldest US mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). The principal address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199. Net assets under management of the MFS organization were approximately $598 billion as of December 31, 2023.
Morgan Stanley Investment Management Inc. (MSIM) is a subsidiary of Morgan Stanley and conducts a worldwide portfolio management business providing a broad range of services to customers in the US and abroad. 1585 Broadway, New York, NY 10036. As of December 31, 2023, MSIM together with its affiliated asset management companies had approximately $1.459 trillion in assets under management.
PGIM, Inc. (PGIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PGIM was formed in June 1984 and was registered with the SEC as an investment adviser in December 1984. As of December 31, 2023, PGIM had approximately $1.3 trillion in assets under management. PGIM's address is 655 Broad Street, Newark, New Jersey 07102.
PGIM Fixed Income is the primary fixed-income asset management unit of PGIM, with $794.4 billion in assets under management as of December 31, 2023, and is the unit of PGIM that provides investment advisory services.*
PGIM Fixed Income’s investment strategies include but are not limited to the following: multi-sector, investment grade credit, securitized products, leverage finance, emerging markets and alternative strategies.
PGIM Limited is an indirect, wholly-owned subsidiary of PGIM. PGIM Limited is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR. PGIM Limited provides investment advisory services with respect to securities in certain foreign markets. As of December 31, 2023, PGIM Limited managed approximately $56.2 billion in assets.
* PGIM Fixed Income’s assets under management includes the assets under management of PGIM Limited.
PGIM Real Estate is a business unit of PGIM, Inc. (PGIM), which in turn is an indirect wholly-owned subsidiary of Prudential Financial, Inc. PGIM Real Estate’s address is 655 Broad Street, 14th Floor, Newark, New Jersey 07102. PGIM Real Estate, comprised of fund management centers in the United States in New Jersey and Atlanta, GA, and globally in Munich, London, Singapore and Mexico City, is supported by a network of local offices throughout the world. Its specialized operating units offer a broad range of real estate investment opportunities and investment management services in the United States, Europe, Asia and Latin America. PGIM Real Estate managed $209.64 billion in gross real estate assets ($182.81 billion net) as of December 31, 2023.
PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions) a registered investment adviser, is a wholly-owned and independently-operated subsidiary of PGIM, the global investment management businesses of Prudential. The firm was founded in 1975 as the quantitative equity and multi-asset business of PGIM, Inc. As of December 31, 2023, PGIM Quantitative Solutions managed approximately $94.8 billion in quantitative equity and multi-asset for a global client base of pension funds, endowments, foundations, sovereign wealth funds and subadvisory accounts. With offices in Newark, San Francisco* and London, PGIM Quantitative Solutions’ primary address is 655 Broad, Newark, New Jersey 07102.
*PGIM Quantitative Solutions does not conduct investment advisory activities from this location.
Systematica Investments Limited, acting as general partner of Systematica Investments LP (Systematica), Systematica launched in January 2015 after a decade of experience managing investor capital and a track record dating back to 2004. Systematica is a technology-driven firm focused on a quantitative and systematic approach to investing. The firm was founded by Leda Braga and has an investment philosophy based upon a disciplined research process and technological innovation. The Systematica Group has a global presence with offices in Jersey, Geneva, London, New York, Singapore and Shanghai. Systematica is licensed and regulated for the relevant classes of fund services business by the Jersey Financial Services Commission under the Financial Services (Jersey) Law 1998, as amended from time to time. Systematica Investments Limited is registered as an investment adviser with the U.S. Securities and Exchange Commission under the U.S. Investment Advisers Act of 1940, as amended. Systematica Investments Limited is also registered with the U.S. Commodity Futures Trading Commission as a commodity trading advisor and as a commodity pool operator and is a member of the U.S. National Futures Association in such capacity and is approved as a swap firm. As of December 31, 2023, assets under management were $15.7 billion.
Wellington Management Company LLP (Wellington Management) is a Delaware limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2023, Wellington Management had investment management authority with respect to approximately $1.2 trillion in assets. The address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210.
Western Asset Management Company, LLC (WAMCO) & Western Asset Management Company Limited (WAML). WAMCO, established in 1971 and effective July 31, 2020, a wholly-owned indirect subsidiary of Franklin Resources, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by WAMCO and its supervised affiliates, including Western Asset Management Company Ltd. – Japan and Western Asset Management Company Pte. Ltd. – Singapore, were approximately $388.9 million as of December 31, 2023. WAMCO's address is 385 East Colorado Boulevard, Pasadena, California 91101. Effective July 31, 2020, WAML is a wholly-owned indirect subsidiary of Franklin Resources, Inc. WAML acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. WAML is located at 10 Exchange Place, London, England.

Portfolio Managers
Information about the portfolio managers responsible for the day-to-day management of the Portfolios is set forth below.
In addition to the information set forth below, the SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of the Trust's Portfolios.
AST Academic Strategies Asset Allocation Portfolio
PGIM Investments. Brian Ahrens, Andrei Marinich, CFA and Saleem Z. Banatwala, CFA are jointly and primarily responsible for the Portfolio’s manager allocations.
Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group of PGIM Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.
Andrei Marinich, Portfolio Manager, serves as Head of Portfolio Construction for PGIM Investments’ Strategic Investment Research Group. This team is responsible for the discretionary management and risk oversight of multi-manager investment solutions. Solutions include; multi-manager single asset class, liquid alternative, multi-asset target risk and outcome oriented allocation portfolios. Prior to joining Prudential in 2000, Andrei worked for PaineWebber, Inc (UBS). and its subsidiaries as an investment manager research analyst and prior as a senior portfolio analyst at Mitchell Hutchins Asset Management. Andrei began his investment career with Merrill Lynch in 1991. A member of the CFA Society New York and the CFA Institute, Andrei is a graduate of Rutgers University with a degree in Economics and holds the Chartered Financial Analyst (CFA) designation and the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investments & Wealth Institute.
Saleem Z. Banatwala joined PGIM Investments in February 2013 as a research analyst focused on Portfolio Construction with the Strategic Investment Research Group (SIRG). Prior to joining SIRG, Mr. Banatwala worked as an analyst for a pension consulting firm, and was responsible for the development of strategic investment policy for various foundations, endowments, and corporate pension plans. In addition to this, he conducted due diligence on various target date fund offerings for corporate defined contribution plans. Mr. Banatwala received his B.B.A. from Texas A&M University in College Station, TX. He is a CFA charter holder and a member of the CFA Society New York.
PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions). The PGIM Quantitative Solutions portfolio managers who are jointly and primarily responsible for the asset allocation strategy for the Portfolio are George N. Patterson, PhD, CFA, CFP, Rory Cummings, CFA, Marco Aiolfi, PhD and Edward J. Tostanoski, III, CFA.
George N. Patterson, PhD, CFA, CFP, is a Managing Director and the Chief Investment Officer for PGIM Quantitative Solutions. In this capacity, he oversees all portfolio management and research efforts for both the Quantitative Equity and Multi-Asset teams. Prior to his current role, George was the Co-Head of PGIM Quantitative Solutions’ Quantitative Equity team, overseeing portfolio management, investment research and new product development. Before joining PGIM Quantitative Solutions, George was a Managing Director, Corporate Strategy, at Axioma, Inc., focusing on identifying buy-side trends and market opportunities. Previously, he was the Chief Investment Officer for Quantitative Investments at Bank of Montreal Global Asset Management, with responsibilities across global equities and multi-asset strategies spanning stand-alone asset allocation funds, FX overlays, retail fund of funds and ETF-based multi-asset solutions. In addition, George was a Co-Founder and Managing Partner at Menta Capital LLC, a California-based quantitative equity hedge fund, and a Senior Portfolio Manager in equity market neutral strategies at Barclays Global Investors. He began his career at NASA’s Jet Propulsion Laboratory. George earned a BS in physics from the Massachusetts Institute of Technology and a PhD in physics from Boston University.

Rory Cummings, CFA, is a Principal and Portfolio Manager for PGIM Quantitative Solutions working within the Multi-Asset team. He is responsible for portfolio management, investment strategy, portfolio design, and multi-asset research. Prior to his current role, Rory served as a Client Relations Specialist covering a variety of institutional clients. He earned a BA in finance from Seton Hall University and an MBA in financial markets and corporate finance from the New York University Stern School of Business.
Marco Aiolfi, PhD, is a Managing Director and Head of PGIM Quantitative Solutions’ Multi-Asset team. He spearheads the group’s strategic initiatives and is responsible for portfolio management, research, product development of the multi-asset platform. Prior to his current role, Marco was the Head of Systematic Multi-Asset Strategies, overseeing research, development and portfolio management of systematic total and absolute return investment solutions. Before joining PGIM Quantitative Solutions, Marco was a Lead Portfolio Manager and Researcher for GTAA and volatility strategies for the Quantitative Investment Strategies team at Goldman Sachs Asset Management, and a Principal at Platinum Grove Asset Management. Previously, Marco was a research scholar at the University of California, San Diego, and a visiting scholar at the International Monetary Fund. Marco’s articles have appeared in several journals including the Journal of Econometrics, Journal of Financial Econometrics, Journal of Development Economics, Journal of Forecasting, Journal of Investment Management and the Journal of Portfolio Management. He earned a BA in economics and a PhD in economics from Bocconi University in Italy.
Edward J. Tostanoski III, CFA is a Principal and Portfolio Manager for PGIM Quantitative Solutions working within the Multi-Asset team. He is responsible for portfolio management, investment strategy, portfolio design, and multi-asset research. Prior to joining PGIM Quantitative Solutions, Ed was a Portfolio Manager and Researcher for Global Macro strategies, including strategic asset allocation and tactical models for trading within and across asset classes, at Goldman Sachs Asset Management, on their Quantitative Investment Strategies and Global Portfolio Solutions teams. He earned a BSE in operations research and financial engineering from Princeton University.
AST Balanced Asset Allocation Portfolio
PGIM Investments. Brian Ahrens, Andrei Marinich, CFA, and Todd L. Kerin are jointly and primarily responsible for the Portfolio’s manager allocations.
Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group of PGIM Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.
Andrei Marinich, Portfolio Manager, serves as Head of Portfolio Construction for PGIM Investments’ Strategic Investment Research Group. This team is responsible for the discretionary management and risk oversight of multi-manager investment solutions. Solutions include; multi-manager single asset class, liquid alternative, multi-asset target risk and outcome oriented allocation portfolios. Prior to joining Prudential in 2000, Andrei worked for PaineWebber, Inc. (UBS) and its subsidiaries as an investment manager research analyst and prior as a senior portfolio analyst at Mitchell Hutchins Asset Management. Andrei began his investment career with Merrill Lynch in 1991. A member of the CFA Society New York and the CFA Institute, Andrei is a graduate of Rutgers University with a degree in Economics and holds the Chartered Financial Analyst (CFA) designation and the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investments & Wealth Institute.
Todd L. Kerin is a Vice President and member of the Strategic Investment Research Group’s (SIRG) Portfolio Construction team. He focuses on the discretionary management of multi-manager investment solutions including risk budgeting and manager allocation within both traditional and alternative asset classes. Mr. Kerin joined PGIM Investments and SIRG in October 2006 as an investment manager research analyst. Prior to joining SIRG, he spent 12 years with Standard and Poor’s working in various capacities. Most recently, he worked as a senior fixed income mutual fund analyst in S&P’s Credit Market Services Group. Mr. Kerin received his M.B.A. in Finance from Saint Thomas Aquinas College and a B.A. in English Literature from Western New England University.
PGIM Quantitative Solutions. The PGIM Quantitative Solutions portfolio managers who are jointly and primarily responsible for the asset allocation strategy for the Portfolio are George N. Patterson, PhD, CFA, CFP, Joel M, Kallman, CFA, Marco Aiolfi, PhD, and Edward J. Tostanoski III, CFA.
George N. Patterson, PhD, CFA, CFP, is a Managing Director and the Chief Investment Officer for PGIM Quantitative Solutions. In this capacity, he oversees all portfolio management and research efforts for both the Quantitative Equity and Multi-Asset teams. Prior to his current role, George was the Co-Head of PGIM Quantitative Solutions’ Quantitative Equity team, overseeing portfolio management, investment research and new product development. Before joining PGIM Quantitative Solutions, George was a Managing Director, Corporate Strategy, at Axioma, Inc., focusing on identifying buy-side trends and market opportunities. Previously, he was the Chief Investment Officer for Quantitative Investments at Bank of Montreal Global Asset Management, with responsibilities across global equities and multi-asset strategies spanning stand-alone asset allocation funds, FX overlays, retail fund of funds and ETF-based multi-asset solutions. In addition, George was a Co-Founder and Managing Partner at Menta Capital LLC, a California-based quantitative equity hedge fund, and a Senior Portfolio Manager in equity market neutral strategies at Barclays Global Investors. He began his career at NASA’s Jet Propulsion Laboratory. George earned a BS in physics from the Massachusetts Institute of Technology and a PhD in physics from Boston University.
Joel M. Kallman, CFA, is a Vice President and Portfolio Manager for PGIM Quantitative Solutions working within the Multi-Asset team. He is responsible for portfolio management and investment strategy. Prior to joining PGIM Quantitative Solutions, Joel held various positions for PGIM Fixed Income that involved high-yield credit analysis and performance reporting. He earned a BS and MBA in finance from Rutgers University. Joel is a member of the CFA Society New York.
Marco Aiolfi, PhD, Marco Aiolfi, PhD, is a Managing Director and Head of PGIM Quantitative Solutions’ Multi-Asset team. He spearheads the group’s strategic initiatives and is responsible for portfolio management, research, product development of the multi-asset platform. Prior to his current role, Marco was the Head of Systematic Multi-Asset Strategies, overseeing research, development and portfolio management of systematic total and absolute return investment solutions. Before joining PGIM Quantitative Solutions, Marco was a Lead Portfolio Manager and Researcher for GTAA and volatility strategies for the Quantitative Investment Strategies team at Goldman Sachs Asset Management, and a Principal at Platinum Grove Asset Management. Previously, Marco was a research scholar at the University of California, San Diego, and a visiting scholar at the International Monetary Fund. Marco’s articles have appeared in several journals including the Journal of Econometrics, Journal of Financial Econometrics, Journal of Development Economics, Journal of Forecasting, Journal of Investment Management and the Journal of Portfolio Management. He earned a BA in economics and a PhD in economics from Bocconi University in Italy.
Edward J. Tostanoski III, CFA is a Principal and Portfolio Manager for PGIM Quantitative Solutions working within the Multi-Asset team. He is responsible for portfolio management, investment strategy, portfolio design, and multi-asset research. Prior to joining PGIM Quantitative Solutions, Ed was a Portfolio Manager and Researcher for Global Macro strategies, including strategic asset allocation and tactical models for trading within and across asset classes, at Goldman Sachs Asset Management, on their Quantitative Investment Strategies and Global Portfolio Solutions teams. He earned a BSE in operations research and financial engineering from Princeton University.
AST Capital Growth Asset Allocation Portfolio
PGIM Investments. Brian Ahrens, Andrei Marinich, CFA, and Todd L. Kerin are jointly and primarily responsible for the Portfolio’s manager allocations.

Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group of PGIM Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.
Andrei Marinich, Portfolio Manager, serves as Head of Portfolio Construction for PGIM Investments’ Strategic Investment Research Group. This team is responsible for the discretionary management and risk oversight of multi-manager investment solutions. Solutions include; multi-manager single asset class, liquid alternative, multi-asset target risk and outcome oriented allocation portfolios. Prior to joining Prudential in 2000, Andrei worked for PaineWebber, Inc. (UBS) and its subsidiaries as an investment manager research analyst and prior as a senior portfolio analyst at Mitchell Hutchins Asset Management. Andrei began his investment career with Merrill Lynch in 1991. A member of the CFA Society New York and the CFA Institute, Andrei is a graduate of Rutgers University with a degree in Economics and holds the Chartered Financial Analyst (CFA) designation and the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investments & Wealth Institute.
Todd L. Kerin is a Vice President and member of the Strategic Investment Research Group’s (SIRG) Portfolio Construction team. He focuses on the discretionary management of multi-manager investment solutions including risk budgeting and manager allocation within both traditional and alternative asset classes. Mr. Kerin joined PGIM Investments and SIRG in October 2006 as an investment manager research analyst. Prior to joining SIRG, he spent 12 years with Standard and Poor’s working in various capacities. Most recently, he worked as a senior fixed income mutual fund analyst in S&P’s Credit Market Services Group. Mr. Kerin received his M.B.A. in Finance from Saint Thomas Aquinas College and a B.A. in English Literature from Western New England University.
PGIM Quantitative Solutions. The PGIM Quantitative Solutions portfolio managers who are jointly and primarily responsible for the asset allocation strategy for the Portfolio are George N. Patterson, PhD, CFA, CFP, Joel M, Kallman, CFA, Marco Aiolfi, PhD, and Edward J. Tostanoski, III, CFA.
George N. Patterson, PhD, CFA, CFP, is a Managing Director and the Chief Investment Officer for PGIM Quantitative Solutions. In this capacity, he oversees all portfolio management and research efforts for both the Quantitative Equity and Multi-Asset teams. Prior to his current role, George was the Co-Head of PGIM Quantitative Solutions’ Quantitative Equity team, overseeing portfolio management, investment research and new product development. Before joining PGIM Quantitative Solutions, George was a Managing Director, Corporate Strategy, at Axioma, Inc., focusing on identifying buy-side trends and market opportunities. Previously, he was the Chief Investment Officer for Quantitative Investments at Bank of Montreal Global Asset Management, with responsibilities across global equities and multi-asset strategies spanning stand-alone asset allocation funds, FX overlays, retail fund of funds and ETF-based multi-asset solutions. In addition, George was a Co-Founder and Managing Partner at Menta Capital LLC, a California-based quantitative equity hedge fund, and a Senior Portfolio Manager in equity market neutral strategies at Barclays Global Investors. He began his career at NASA’s Jet Propulsion Laboratory. George earned a BS in physics from the Massachusetts Institute of Technology and a PhD in physics from Boston University.
Joel M. Kallman, CFA, is a Vice President and Portfolio Manager for PGIM Quantitative Solutions working within the Multi-Asset team. He is responsible for portfolio management and investment strategy. Prior to joining PGIM Quantitative Solutions, Joel held various positions for PGIM Fixed Income that involved high-yield credit analysis and performance reporting. He earned a BS and MBA in finance from Rutgers University. Joel is a member of the CFA Society New York.
Marco Aiolfi, PhD, s a Managing Director and Head of PGIM Quantitative Solutions’ Multi-Asset team. He spearheads the group’s strategic initiatives and is responsible for portfolio management, research, product development of the multi-asset platform. Prior to his current role, Marco was the Head of Systematic Multi-Asset Strategies, overseeing research, development and portfolio management of systematic total and absolute return investment solutions. Before joining PGIM Quantitative Solutions, Marco was a Lead Portfolio Manager and Researcher for GTAA and volatility strategies for the Quantitative Investment Strategies team at Goldman Sachs Asset Management, and a Principal at Platinum Grove Asset Management. Previously, Marco was a research scholar at the University of California, San Diego, and a visiting scholar at the International Monetary Fund. Marco’s articles have appeared in several journals including the Journal of Econometrics, Journal of Financial Econometrics, Journal of Development Economics, Journal of Forecasting, Journal of Investment Management and the Journal of Portfolio Management. He earned a BA in economics and a PhD in economics from Bocconi University in Italy.
Edward J. Tostanoski III, CFA is a Principal and Portfolio Manager for PGIM Quantitative Solutions working within the Multi-Asset team. He is responsible for portfolio management, investment strategy, portfolio design, and multi-asset research. Prior to joining PGIM Quantitative Solutions, Ed was a Portfolio Manager and Researcher for Global Macro strategies, including strategic asset allocation and tactical models for trading within and across asset classes, at Goldman Sachs Asset Management, on their Quantitative Investment Strategies and Global Portfolio Solutions teams. He earned a BSE in operations research and financial engineering from Princeton University.
AST Preservation Asset Allocation Portfolio
PGIM Investments. Brian Ahrens, Andrei Marinich, CFA, and Todd L. Kerin are jointly and primarily responsible for the Portfolio’s manager allocations.
Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group of PGIM Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.
Andrei Marinich, Portfolio Manager, serves as Head of Portfolio Construction for PGIM Investments’ Strategic Investment Research Group. This team is responsible for the discretionary management and risk oversight of multi-manager investment solutions. Solutions include; multi-manager single asset class, liquid alternative, multi-asset target risk and outcome oriented allocation portfolios. Prior to joining Prudential in 2000, Andrei worked for PaineWebber, Inc. (UBS) and its subsidiaries as an investment manager research analyst and prior as a senior portfolio analyst at Mitchell Hutchins Asset Management. Andrei began his investment career with Merrill Lynch in 1991. A member of the CFA Society New York and the CFA Institute, Andrei is a graduate of Rutgers University with a degree in Economics and holds the Chartered Financial Analyst (CFA) designation and the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investments & Wealth Institute.
Todd L. Kerin is a Vice President and member of the Strategic Investment Research Group’s (SIRG) Portfolio Construction team. He focuses on the discretionary management of multi-manager investment solutions including risk budgeting and manager allocation within both traditional and alternative asset classes. Mr. Kerin joined PGIM Investments and SIRG in October 2006 as an investment manager research analyst. Prior to joining SIRG, he spent 12 years with Standard and Poor’s working in various capacities. Most recently, he worked as a senior fixed income mutual fund analyst in S&P’s Credit Market Services Group. Mr. Kerin received his M.B.A. in Finance from Saint Thomas Aquinas College and a B.A. in English Literature from Western New England University.
PGIM Quantitative Solutions LLC. The PGIM Quantitative Solutions LLC portfolio managers who are jointly and primarily responsible for the asset allocation strategy for the Portfolio are George N. Patterson, PhD, CFA, CFP, Joel M. Kallman, CFA., Marco Aiolfi, PhD, and Edward J. Tostanoski, III, CFA.
George N. Patterson, PhD, CFA, CFP, is a Managing Director and the Chief Investment Officer for PGIM Quantitative Solutions. In this capacity, he oversees all portfolio management and research efforts for both the Quantitative Equity and Multi-Asset teams. Prior to his current role, George was the Co-Head of PGIM Quantitative Solutions’

Quantitative Equity team, overseeing portfolio management, investment research and new product development. Before joining PGIM Quantitative Solutions, George was a Managing Director, Corporate Strategy, at Axioma, Inc., focusing on identifying buy-side trends and market opportunities. Previously, he was the Chief Investment Officer for Quantitative Investments at Bank of Montreal Global Asset Management, with responsibilities across global equities and multi-asset strategies spanning stand-alone asset allocation funds, FX overlays, retail fund of funds and ETF-based multi-asset solutions. In addition, George was a Co-Founder and Managing Partner at Menta Capital LLC, a California-based quantitative equity hedge fund, and a Senior Portfolio Manager in equity market neutral strategies at Barclays Global Investors. He began his career at NASA’s Jet Propulsion Laboratory. George earned a BS in physics from the Massachusetts Institute of Technology and a PhD in physics from Boston University.
Joel M. Kallman, CFA, is a Vice President and Portfolio Manager for PGIM Quantitative Solutions working within the Multi-Asset team. He is responsible for portfolio management and investment strategy. Prior to joining PGIM Quantitative Solutions, Joel held various positions for PGIM Fixed Income that involved high-yield credit analysis and performance reporting. He earned a BS and MBA in finance from Rutgers University. Joel is a member of the CFA Society New York.
Marco Aiolfi, PhD, is a Managing Director and Head of PGIM Quantitative Solutions’ Multi-Asset team. He spearheads the group’s strategic initiatives and is responsible for portfolio management, research, product development of the multi-asset platform. Prior to his current role, Marco was the Head of Systematic Multi-Asset Strategies, overseeing research, development and portfolio management of systematic total and absolute return investment solutions. Before joining PGIM Quantitative Solutions, Marco was a Lead Portfolio Manager and Researcher for GTAA and volatility strategies for the Quantitative Investment Strategies team at Goldman Sachs Asset Management, and a Principal at Platinum Grove Asset Management. Previously, Marco was a research scholar at the University of California, San Diego, and a visiting scholar at the International Monetary Fund. Marco’s articles have appeared in several journals including the Journal of Econometrics, Journal of Financial Econometrics, Journal of Development Economics, Journal of Forecasting, Journal of Investment Management and the Journal of Portfolio Management. He earned a BA in economics and a PhD in economics from Bocconi University in Italy.
Edward J. Tostanoski III, CFA is a Principal and Portfolio Manager for PGIM Quantitative Solutions working within the Multi-Asset team. He is responsible for portfolio management, investment strategy, portfolio design, and multi-asset research. Prior to joining PGIM Quantitative Solutions, Ed was a Portfolio Manager and Researcher for Global Macro strategies, including strategic asset allocation and tactical models for trading within and across asset classes, at Goldman Sachs Asset Management, on their Quantitative Investment Strategies and Global Portfolio Solutions teams. He earned a BSE in operations research and financial engineering from Princeton University.

HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
Purchasing and Redeeming PORTFOLIO Shares
Investments in a Portfolio are made through certain variable life insurance and variable annuity contracts. Together with this Prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. The Trust does not provide investment advice. You should contact your financial advisor for advice regarding selection of Portfolios.
Each Portfolio typically expects to pay redemption proceeds within three days after receipt of a proper notice of the redemption request. Such procedures for providing proper notice of a redemption request is described in further detail in the prospectus for the applicable Contract. However, it may take a Portfolio up to seven days to pay redemption proceeds. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
Under normal circumstances, each Portfolio typically expects to meet redemption requests by using cash or cash equivalents or proceeds from the sale of portfolio securities (or a combination of these methods). Each Portfolio reserves the right to use borrowing arrangements that may be available from time to time. The use of borrowings in order to meet redemption requests is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of a Portfolio’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances. The Portfolios’ use of redemptions in-kind is discussed below.
Redemption in-Kind
The Trust may pay the redemption price to shareholders of record (generally, the Participating Insurance Company separate accounts holding Trust shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Trust, in lieu of cash, in conformity with applicable rules of the SEC and procedures adopted by the Board. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.
If shares are redeemed in-kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally a Participating Insurance Company separate account. The procedures do not affect payments by a Participating Insurance Company to a contract owner under a variable contract.
Frequent Purchases or Redemptions of Portfolio Shares
The Trust is part of the group of investment companies advised by PGIM Investments (the PGIM Investment funds), which seek to prevent patterns of frequent purchases and redemptions of shares by its investors. Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PGIM Investment funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PGIM Investment funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PGIM Investment funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PGIM Investment fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.
Similarly, the PGIM Investment funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PGIM Investment fund shares held by other investors. To the extent a Portfolio invests in foreign securities, a Portfolio may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. To the extent a Portfolio invests in certain fixed income securities, such as high yield bonds or certain asset-backed securities, a Portfolio may also constitute an effective vehicle for an investor’s frequent trading strategies.
The Boards of Directors/Trustees of the PGIM Investment funds, including the Trust, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Trust are limited, however, because the Trust does not sell its shares directly to the public. Instead, Portfolio shares are sold only to Participating Insurance Company separate accounts that fund variable annuity contracts and variable life insurance policies. Therefore, Participating Insurance Companies, not the Trust, maintain the individual contract owner account records. Each Participating Insurance Company submits to the Trust's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Trust and its transfer agent do not monitor trading by individual contract owners.
Under the Trust's policies and procedures, the Trust has notified each Participating Insurance Company that the Trust expects the Participating Insurance Company to impose restrictions on transfers by contract owners. The current Participating Insurance Companies are Prudential and three insurance companies not affiliated with Prudential. The Trust may add additional Participating Insurance Companies in the future. The Trust receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Trust monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Trust has entered shareholder information agreements with Participating Insurance Companies as required by Rule 22c-2 under the 1940 Act. Under these agreements, the Participating Insurance Companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares; and (ii) execute any instructions from the Trust to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Trust as having engaged in transactions in Portfolio shares that violate the Trust's frequent trading policies and procedures. The Trust and its transfer agent each reserve the right, in its sole discretion, to reject all or a portion of a purchase order from a Participating Insurance Company for any reason or no reason. If a purchase order is rejected, the purchase amount will be returned to the Participating Insurance Company.
The Trust also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under “Net Asset Value,” below.
Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Trust and the Participating Insurance Companies to prevent such trading, there is no guarantee that the Trust or the Participating Insurance Companies will be able to identify these investors or curtail their trading practices. Therefore, some Trust investors may be able to engage in frequent trading, and, if they do, the other Trust investors would bear any harm caused by that frequent trading. The Trust does not have any arrangements intended to permit trading in contravention of the policies described above.
For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.
Each of the Portfolios structured as a fund of funds (the Fund of Funds) invests primarily or exclusively in other Portfolios of the Trust that are not operated as Funds of Funds. These portfolios in which the Funds of Funds invest are referred to as Underlying Fund Portfolios. The policies that have been implemented by the Participating Insurance Companies to discourage frequent trading apply to transactions in Funds of Funds shares. Transactions by the Funds of Funds in Underlying Fund Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Fund Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, or (iv) respond to changes required by the underlying contracts. These transactions by the Funds of Funds in Underlying Fund Portfolio shares may be disruptive to the management of an Underlying Fund Portfolio because such transactions may: (i) cause the Underlying Fund Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the Subadvisers for the Underlying Fund Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.
The AST Bond Portfolios 2024, 2025, 2026, 2027, 2028, 2029, 2030, 2031, 2032, 2033, 2034 and 2035 (the Target Maturity Portfolios), the AST Investment Grade Bond Portfolio and certain other Portfolios are used in connection with certain living benefit programs, including, without limitation, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. The Contracts investing in these Portfolios are issued by the Participating Insurance Companies, and Contract owners cannot select the Target Maturity Portfolios or the Investment Grade Bond Portfolio for investment. In order for the Participating Insurance Companies to manage the guarantees offered in connection with these benefit programs, the Participating Insurance Companies generally: (i) limit the number and types of variable sub-accounts in which contract owners may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract owners to participate in certain specialized algorithmic asset transfer programs. Under these asset transfer programs, the Participating Insurance Companies will monitor each owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.
As an example of how these asset transfer programs might operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract owner's account value within the Permitted Sub-Accounts) and certain market return scenarios involving “flat” returns over a period of time will cause Participating Insurance Companies to transfer some or all of such owner's account value to a Target Maturity Portfolio or the AST Investment Grade Bond Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Target Maturity Portfolios or the AST Investment Grade Bond Portfolio. As such, asset transfers could also adversely affect a Portfolio’s risk profile or expenses.
The operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended, which could adversely affect performance.
The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant Manager or Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant Manager or Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.
Net Asset Value
Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is typically based on the next calculation of the NAV after the order is received in good order. The NAV of each Portfolio is typically determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. Eastern time). The Trust will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m. if the particular disruption directly affects only the NYSE. The NYSE is closed on most national holidays and Good Friday. The Trust does not price, and shareholders will not be able to purchase or redeem, the Trust's shares on days when the NYSE is closed but the primary markets for the Trust's foreign securities are open, even though the value of these securities may have changed. Conversely, the Trust will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. The securities held by each of the Trust's Portfolios are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under policies and procedures adopted and implemented by the Manager. The Trust may use fair value pricing if it determines that a market quotation for a security is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing commonly occurs with securities that are primarily traded outside of the US, because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.
With respect to any portion of a Portfolio’s assets that are invested in one or more open-end management investment companies, a Portfolio’s NAV is calculated based upon the NAV of the registered open-end management investment companies in which the Portfolio invests. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. The Trust may also use fair value pricing with respect to US traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of PGIM Investments (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Trust's NAV, we will value the Trust's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Trust as of the close of the security's primary market.
Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances that make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.
The NAV for each of the Portfolios other than the AST Government Money Market Portfolio  is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the AST Government Money Market Portfolio  will ordinarily remain at $1 per share (The price of each share remains the same but you will have more shares when dividends are declared). Each business day, each Portfolio’s current NAV per share is transmitted electronically to Participating Insurance Companies that use the Portfolios as underlying investment options for Contracts.
With respect to any portion of the Portfolio's assets that are invested in one or more open-end management investment companies, the Portfolio's NAV is calculated based upon the NAV of the registered open-end management investment companies in which the Portfolio invests. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.
To determine a Portfolio's NAV, its holdings are valued as follows:
Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.
Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PGIM Investments or a Subadviser, as available, to be over-the-counter, shall be valued on the day of valuation at an evaluated bid price provided by an independent pricing agent or, in the absence of a valuation provided by an independent pricing agent, at the bid price provided by a principal market maker or primary market dealer.
Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.
Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.
Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.
Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities that are valued in accordance herewith in a currency other than US dollars shall be converted to US dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.
Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.
Short-term debt securities held by the Portfolios, including bonds, notes, debentures and other debt securities, and money market instruments, such as certificates of deposit, commercial paper, bankers' acceptances, and obligations of domestic and foreign banks for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).
All short-term debt securities held by the Government Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Board has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.
For each Portfolio other than the Government Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

DISTRIBUTION ARRANGEMENTS
The Trust offers a single class of shares on behalf of each Portfolio. Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of each Portfolio of the Trust. The class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PGIM Investments and ASTIS. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. PAD's principal business address is 1 Corporate Drive, Shelton, Connecticut 06484.
The Trust has adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for the shares of each Portfolio. Under the 12b-1Plan, the shares of each covered Portfolio are charged an annual fee to compensate PAD and its affiliates for providing various administrative and distribution services to each covered Portfolio. The maximum annual shareholder services and distribution (12b-1) fee for each covered Portfolio’s shares is 0.25% of the average daily net assets of each Portfolio. Because these fees are paid out of each covered Portfolio’s assets on an ongoing basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges.
PAD has contractually agreed to reduce its 12b-1 fees for each of the AST Bond Portfolio 2024, AST Bond Portfolio 2025, AST Bond Portfolio 2026, AST Bond Portfolio 2027, AST Bond Portfolio 2028, AST Bond Portfolio 2029, AST Bond Portfolio 2030, AST Bond Portfolio 2031, AST Bond Portfolio 2032, AST Bond Portfolio 2033, AST Bond Portfolio 2034, AST Bond Portfolio 2035 and the AST Investment Grade Bond Portfolio (collectively, the Bond Portfolios), so that the effective distribution and service fee rate paid by each Bond Portfolio is reduced based on the average daily net assets of each Bond Portfolio. The contractual waiver does not include an expiration or termination date as it is contractually guaranteed by PAD on a permanent basis, and the Manager and PAD cannot terminate or otherwise modify the waiver. The contractual waiver is calculated as follows for each Bond Portfolio:
Average Daily Net Assets of Portfolio	Distribution and Service Fee Rate Including Waiver
Up to and including $300 million	0.25% (no waiver)
Over $300 million up to and including $500 million	0.23%
Over $500 million up to and including $750 million	0.22%
Over $750 million	0.21%
PAD may receive payments from certain Subadvisers of the Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Subadvisers’ respective Portfolios. These sales meetings or seminar sponsorships may provide the Subadvisers with increased access to persons involved in the distribution of the Contracts. PAD also may receive marketing support from the Subadvisers in connection with the distribution of the Contracts.

OTHER INFORMATION
US Federal Income Taxes
Each Portfolio currently intends to be treated as a partnership for US federal income tax purposes that is not a “publicly traded partnership” as defined in Section 7704 of the Internal Revenue Code of 1986, as amended (the Code) for US federal income tax purposes. If a Portfolio were not to qualify for such treatment, it could be subject to US federal income tax at the Portfolio level, which generally would reduce the value of an investment in the Portfolio. As a result of each Portfolio's treatment as a partnership that is not a publicly traded partnership, each Portfolio is generally not itself subject to US federal income tax. Instead, each Portfolio's income, gains, losses, deductions, credits and other tax items are “passed through” pro rata directly to the shareholders of the Portfolio, generally the Investing Portfolios (without regard to whether such corresponding amounts are distributed from each Portfolio) and retain the same character for US federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).
The shares of each Portfolio are owned by the Investing Portfolios, which are owned by separate accounts of Participating Insurance Companies, and may be owned by qualified pension and retirement plans, and certain other eligible persons or plans permitted to hold shares of each Portfolio pursuant to the applicable US Treasury regulations without impairing the ability of the separate accounts of the Participating Insurance Companies to satisfy the diversification requirements of Section 817(h) of the Code.
Each Portfolio intends to comply with the diversification requirements currently imposed by the Code and US Treasury regulations thereunder on separate accounts of insurance companies as a condition of maintaining the favorable tax status of the Contracts issued by separate accounts of Participating Insurance Companies. If a Portfolio does not meet such diversification requirements, the Contracts could lose their favorable tax treatment and thus income and gain allocable to the Contracts could be taxable currently to shareholders of the Portfolio. This could also occur if Contract holders are found to have an impermissible level of control over the investments underlying their Contracts. Furthermore, if any underlying portfolio fails to comply with the diversification requirements for any taxable year, such failure could cause an insurance company separate account indirectly invested in such an underlying portfolio through a Portfolio to fail to satisfy the separate diversification requirements, with the result that the Contracts supported by that account would no longer be eligible for tax deferral.
Owners of Contracts should consult the applicable prospectus or description of the plan for a discussion and information on the tax consequences of the Contract, policy or plan. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investing in a Portfolio, including the application of US federal, state, local and non-US taxes.
Monitoring for Possible Conflicts
The Trust sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Trust will monitor the situation and, in the event that a material conflict does develop, the Trust would determine what action, if any, to take in response.
Disclosure of Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the SAI and on the Trust's website at www.prudential.com/variableinsuranceportfolios.
Payments to Affiliates
PGIM Investments and ASTIS and their affiliates, including a Subadviser or PAD, may compensate affiliates of PGIM Investments and ASTIS, including the insurance companies issuing variable annuity or variable life contracts by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts that offer the Portfolios as investment options. These services may include, but are not limited to:

sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing materials that discuss the contracts, available options, and the Portfolios.
The amounts paid depend on the nature of the meetings, the number of meetings attended by PGIM Investments or ASTIS, the Subadviser, or PAD, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PGIM Investments’, ASTIS’, the Subadviser's or PAD’s participation. These payments or reimbursements may not be offered by PGIM Investments, ASTIS, Subadvisers, or PAD and the amounts of such payments may vary between and among PGIM Investments, ASTIS, the Subadviser and PAD, depending on their respective participation.
With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuity contracts that offer the Portfolios as investment options.

FINANCIAL HIGHLIGHTS
Introduction
The financial highlights that follow will help you evaluate the financial performance of each Portfolio available under your Contract for the past five years. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in each chart.
The financial highlights for the fiscal year or period ended December 31, 2020 or later were derived from each Portfolio’s financial statements, which were audited by PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm, for each such fiscal year or period, whose reports thereon were unqualified. The information for the fiscal years or periods (as applicable) prior to the fiscal year ended December 31, 2020 was audited by another independent registered public accounting firm. The Trust’s financial statements are included in the Trust’s annual reports to shareholders, which are available upon request.

AST Academic Strategies Asset Allocation Portfolio
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$16.35	$18.89	$16.80	$16.12	$13.89
Income (Loss) From Investment Operations:
Net investment income (loss)	0.40	0.24	0.07	0.01	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.27	(2.78)	2.02	0.67	2.14
Total from investment operations	1.67	(2.54)	2.09	0.68	2.23
Capital Contributions	—	—	—	—	—(b)(c)(d)
Net Asset Value, end of Year	$18.02	$16.35	$18.89	$16.80	$16.12
Total Return(e)	10.21%	(13.45)%	12.44%	4.22%	16.05%(f)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$2,522	$2,488	$4,423	$4,431	$4,662
Average net assets (in millions)	$2,463	$3,246	$4,490	$3,925	$4,509
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	1.07%	1.06%	0.94%(h)	0.82%(h)	0.81%(h)
Expenses before waivers and/or expense reimbursement	1.11%	1.11%	0.99%(h)	0.83%(h)	0.82%(h)
Net investment income (loss)	2.37%	1.39%	0.39%	0.08%	0.60%
Portfolio turnover rate(i)(j)	103%	96%	257%	452%	243%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)
Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.02%, 0.04% and 0.04% for the years ended December 31, 2021, 2020 and 2019, respectively.
(i)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(j)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Balanced Asset Allocation Portfolio
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$21.63	$25.83	$22.89	$20.48	$17.15
Income (Loss) From Investment Operations:
Net investment income (loss)	0.40	0.24	0.02	(0.01)	0.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.01	(4.44)	2.92	2.42	3.31
Total from investment operations	3.41	(4.20)	2.94	2.41	3.33
Capital Contributions	—	—	—	—	—(b)(c)
Net Asset Value, end of Year	$25.04	$21.63	$25.83	$22.89	$20.48
Total Return(d)	15.77%	(16.26)%	12.84%	11.77%	19.42%(e)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$11,724	$10,950	$11,348	$11,217	$11,118
Average net assets (in millions)	$11,270	$9,397	$11,379	$10,268	$10,760
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.79%	0.78%	0.46%	0.16%	0.16%
Expenses before waivers and/or expense reimbursement	0.89%	0.89%	0.57%	0.16%	0.16%
Net investment income (loss)	1.72%	1.06%	0.09%	(0.06)%	0.09%
Portfolio turnover rate(g)(h)	76%	76%	83%	45%	24%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

(h)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

AST Capital Growth Asset Allocation Portfolio
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$23.99	$28.87	$24.68	$21.76	$17.80
Income (Loss) From Investment Operations:
Net investment income (loss)	0.42	0.25	0.02	(0.01)	0.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.92	(5.13)	4.17	2.93	3.93
Total from investment operations	4.34	(4.88)	4.19	2.92	3.96
Capital Contributions	—	—	—	—	—(b)(c)
Net Asset Value, end of Year	$28.33	$23.99	$28.87	$24.68	$21.76
Total Return(d)	18.09%	(16.90)%	16.98%	13.42%	22.25%(e)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$12,379	$10,464	$15,317	$14,643	$14,290
Average net assets (in millions)	$11,615	$12,222	$15,150	$12,945	$13,724
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.77%	0.76%	0.47%	0.16%	0.16%
Expenses before waivers and/or expense reimbursement	0.89%	0.89%	0.57%	0.16%	0.16%
Net investment income (loss)	1.61%	0.98%	0.07%	(0.04)%	0.12%
Portfolio turnover rate(g)(h)	83%	65%	84%	61%	26%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

AST Preservation Asset Allocation Portfolio
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$17.66	$20.93	$19.70	$18.06	$15.74
Income (Loss) From Investment Operations:
Net investment income (loss)	0.34	0.21	0.02	(0.01)	0.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.74	(3.48)	1.21	1.65	2.31
Total from investment operations	2.08	(3.27)	1.23	1.64	2.32
Capital Contributions	—	—	—	—	—(b)(c)
Net Asset Value, end of Year	$19.74	$17.66	$20.93	$19.70	$18.06
Total Return(d)	11.78%	(15.62)%	6.24%	9.08%	14.74%(e)

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$3,614	$3,554	$6,028	$6,487	$6,407
Average net assets (in millions)	$3,518	$4,535	$6,263	$6,109	$6,305
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.84%	0.82%	0.45%	0.16%	0.16%
Expenses before waivers and/or expense reimbursement	0.91%	0.90%	0.57%	0.16%	0.16%
Net investment income (loss)	1.84%	1.12%	0.10%	(0.08)%	0.05%
Portfolio turnover rate(g)(h)	85%	69%	79%	41%	26%

(a)	Calculated based on average shares outstanding during the year.
(b)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(c)	Amount rounds to zero.
(d)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

(h)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

GLOSSARY: PORTFOLIO INDEXES
S&P 500 Index*. The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
AST Academic Strategies Asset Allocation Portfolio Custom Blended Index. The blended index consists of the Russell 3000 Index (20%), MSCI EAFE Index (20%), Bloomberg US Aggregate Index (20%), ICE BofA Three-Month US Treasury Bill Index (15%), Wilshire US REIT Total Return Index (9%), Bloomberg US TIPS Index (8%) and Bloomberg Commodity Index Total Return (8%). These returns do not include the effect of any management expenses. These returns would have been lower if they included the effect of those expenses.
AST Balanced Asset Allocation Portfolio Custom Blended Index. The Blended Index consists of the Russell 3000 Index (48%), Bloomberg US Aggregate Index (40%) and MSCI EAFE Index (GD) (12%). These returns do not include the effect of any management expenses. These returns would have been lower if they included the effect of these expenses.
AST Capital Growth Asset Allocation Portfolio Custom Blended Index. The Blended Index consists of the Russell 3000 Index (60%), MSCI EAFE Index (GD) (15%) and Bloomberg US Aggregate Index (25%). These returns do not include the effect of any management expenses. These returns would have been lower if they included the effect of these expenses.
AST Preservation Asset Allocation Portfolio Custom Blended Index. The Blended Index consists of the Russell 3000 Index (28%), MSCI EAFE Index (GD) (7%), and Bloomberg US Aggregate Index (65%). These returns do not include the effect of any management expenses. These returns would have been lower if they included the effect of these expenses.
* Each of the S&P 500 Index, S&P MidCap 400 index and S&P SmallCap 600 Index (collectively, the Index) is a product of S&P Dow Jones Indices LLC (SPDJI), and has been licensed for use by PGIM Quantitative Solutions LLC, Prudential Trust Company, The Prudential Insurance Company of America, Prudential Retirement Insurance and Annuity Company, PGIM, Inc., PGIM Limited and/or their affiliates (collectively, Licensee). Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee. Licensee’s product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, S&P Dow Jones Indices). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Licensee’s product(s) or any member of the public regarding the advisability of investing in securities generally or in Licensee’s product(s) particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices’ only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the Licensee’s product(s). S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of Licensee’s product(s) into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Licensee’s product(s) or the timing of the issuance or sale of Licensee’s product(s) or in the determination or calculation of the equation by which Licensee’s product(s) is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Licensee’s product(s). There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to Licensee’s product(s) currently being issued by Licensee, but which may be similar to and competitive with Licensee’s product(s). In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Index.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE LICENSEE’S PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

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INVESTOR INFORMATION SERVICES:
Shareholder inquiries should be made by calling 1-800-346-3778 or by writing to Advanced Series Trust at 655 Broad Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in the SAI, which is incorporated by reference into this Prospectus. Additional information about the Portfolio’s investments is available in the Portfolio's annual and semi-annual report to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. In Form N-CSR, you will find the Portfolio’s annual and semi-annual financial statements. The SAI, financial statements, and additional copies of the annual and semi-annual report will be available without charge by calling the above number. The SAI, financial statements, and the annual and semi-annual report will be available without charge on the Trust’s website at www.prudential.com/variableinsuranceportfolios.
Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Trust, in accordance with applicable laws and regulations, may begin mailing only one copy of the Trust's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Trust at the above address. The Trust will begin sending individual copies to you within thirty days of revocation.
The information in the Trust's filings with the Securities and Exchange Commission (including the SAI) is available from the SEC. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov, by calling the SEC at 1-202-551-8090, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102. Finally, information about the Trust is available on the EDGAR database on the SEC's internet site at www.sec.gov.
Investment Company File Act No. 811-05186